              As filed with the Securities and Exchange Commission
                               on May 1, 1998.

                       Securities Act File No.




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / x /

                       Pre-Effective Amendment No. /    /

                      Post-Effective Amendment No. /     /

                      SCUDDER SPAIN AND PORTUGAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
               (Address of Principal Executive Offices) (Zip Code)

                                  800-349-4281
                  (Registrant's Area Code and Telephone Number)

                     communications, notices and orders to:

                             Bruce H. Goldfarb, Esq.
                        Scudder Kemper Investments, Inc.
                                 345 Park Avenue
                               New York, NY 10154

                                 with copies to:

         Robert W. Helm, Esq.           David A. Sturms, Esq.
         Dechert Price & Rhoads         Vedder, Price, Kaufman & Kammholz
         1775 Eye Street, NW            222 North LaSalle Street
         Washington, DC  20006          Chicago, IL  60601

                  Approximate Date of Proposed Public Offering:
                          As soon as practicable after
                 this Registration Statement becomes effective.




        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


====================================================================================================================
                                                  PROPOSED MAXIMUM        PROPOSED MAXIMUM
  TITLE OF SECURITIES        AMOUNT BEING          OFFERING PRICE            AGGREGATE               AMOUNT OF
   BEING REGISTERED           REGISTERED            PER SHARE (1)        OFFERING PRICE (1)      REGISTRATION FEE(2)
--------------------------------------------------------------------------------------------------------------------
Common Stock ($.01
par value)...........       21,500,000 Shares      $18.125               $389,687,500            $118,088
====================================================================================================================

(1) Estimated solely for purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sales prices reported on the New York Stock Exchange on April 29, 1998.

(2)      Previously paid.

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                              CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933



Item of Form N-14                                                Location in the Proxy Statement Prospectus
-----------------                                                ------------------------------------------
PART A


1.   Beginning of Registration Statement and Outside Front       Cover Page
     Cover Page of Prospectus

2.   Beginning and Outside Back Cover Page of Prospectus         Cover Page; Table of Contents

3.   Fee Table, Synopsis Information, and Risk Factors           Synopsis; Comparison of Investment Objectives,
                                                                 Policies and Risk Factors

4.   Information About the Transactions                          Synopsis - The Proposed Merger; Information about
                                                                 the Merger; Additional Information about the Funds

5.   Information About the Registrant                            Synopsis; Comparison of Investment Objectives,
                                                                 Policies and Risk Factors; Additional Information
                                                                 about the Funds

6.   Information About the Company Being Acquired                Synopsis; Comparison of Investment Objectives,
                                                                 Policies and Risk Factors; Additional Information
                                                                 about the Funds

7.   Voting Information                                          Notice of Meeting of Stockholders; Introduction;
                                                                 Required Vote

8.   Interest of Certain Persons and Experts                     Additional Information about the Funds

9.   Additional Information Required for Reoffering by Persons   (Not Applicable)
     Deemed to be Underwriters


PART B                                                           Statement of Additional Information Caption

10.  Cover Page                                                  Cover Page

11.  Table of Contents                                           Table of Contents

12.  Additional Information about the Registrant                 Comparison of Investment Objectives, Policies and
                                                                 Risk Factors (in Part A); Additional Information
                                                                 about the Funds (in Part A); Tax Considerations

13.  Additional Information about the Company Being Acquired     Comparison of Investment Objectives, Policies and
                                                                 Risk Factors (in Part A); Additional Information
                                                                 about the Funds (in Part A); Tax Considerations

14.  Financial Statements                                        Financial Statements

PART C

15 - 17                                                          Information required to be included in Part C is
                                                                 set forth under the appropriate Item, so numbered,
                                                                 in Part C of this Registration Statement.

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                      SCUDDER SPAIN AND PORTUGAL FUND, INC.

                                                                 345 Park Avenue
                                                        New York, New York 10154

                                                                   _______, 1998

         Dear Stockholder:

                  We are pleased to invite you to the Annual Meeting of Stockholders (the "Meeting") of the Scudder Spain and Portugal Fund, Inc., a Maryland corporation (the "Spain and Portugal Fund"). The Meeting is scheduled to be held at ______ a.m., Eastern time, on July 23, 1998, at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the Meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed. At the Meeting you will be asked to vote on three matters.

                  First, you will be asked to vote on a Merger Agreement and Plan of Reorganization whereby The Growth Fund of Spain, Inc. (the "Growth Fund of Spain") will be merged with and into the Spain and Portugal Fund (each a "Fund", and collectively, the "Funds") in accordance with the Maryland General Corporation Law. As a result of the merger, the separate existence of the Growth Fund of Spain will cease and the Spain and Portugal Fund will be the surviving corporation, and each share of common stock of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Spain and Portugal Fund, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund. The currently issued and outstanding shares of the Spain and Portugal Fund will remain issued and outstanding. The investment objective and policies of the Spain and Portugal Fund will continue unchanged if the merger is consummated. Combined with this proposal will be a proposal to amend the Articles of Incorporation of the Spain and Portugal Fund to permit the merger to be approved by the affirmative vote of a majority of the Spain and Portugal Fund's outstanding shares and to permit the Board of Directors of the Fund to classify shares of the Fund in separate series or classes. Under the current Articles of Incorporation, a merger of the kind to be voted upon at the Meeting would require the affirmative vote of two-thirds of the Spain and Portugal Fund's outstanding shares. Approval of the amendment to the Articles of Incorporation and of the merger will require the affirmative vote of a majority of the Fund's outstanding shares of common stock.

                  Following consummation of the merger, it is proposed that stockholders of the Spain and Portugal Fund, which will be the surviving fund in the merger, will be offered a one-time right to demand redemption of their shares in-kind at net asset value in exchange for securities held by the Fund in its investment portfolio. This in-kind redemption right would be subject to limitations on the number of shares redeemed to preserve the tax-free status of the merger and to attempt to position the redemptions to qualify as "sales or exchanges" generally taxable at capital gains rates rather than being treated as dividends taxable at ordinary income rates under applicable tax law. Unless a stockholder elects otherwise, such redemption proceeds would be invested in an open-end fund to be established and managed by Scudder Kemper. Shares of this open-end fund would be redeemable at net asset value subject to a redemption fee of up to 2% on redemptions of shares made within one year of investment, although stockholders would receive credit for the time they held their shares of the Spain and Portugal Fund or the Growth Fund of Spain. Although the Board of Directors of the Fund intends to use its best efforts to complete the in-kind redemption offer, the offer is subject to regulatory approval, and would be completed no earlier than the fourth quarter of 1998.

                  Second, you are being asked to vote for the election of eight new Directors and two current Directors to serve on the Board of Directors of the Spain and Portugal Fund. Election of these nominees requires the affirmative vote of a majority of the votes of the Fund cast at the Meeting, except with respect to the re-election of two current Directors of the Spain and Portugal Fund, which requires a plurality of the votes cast at the Meeting.

                  Third, you are being asked to ratify the action of the Board of Directors in selecting Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1998. This action requires the affirmative vote of a majority of the votes of the Fund cast at the Meeting.

                  THE BOARD OF DIRECTORS OF YOUR FUND BELIEVES THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF STOCKHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

                  Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

         Respectfully,


         Daniel Pierce
         Chairman of the Board of Directors

         STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR STOCKHOLDINGS.

                         THE GROWTH FUND OF SPAIN, INC.

                                                       222 South Riverside Plaza
                                                         Chicago, Illinois 60606

                                                                   _______, 1998

         Dear Stockholder:

                  We are pleased to invite you to a Special Meeting of Stockholders (the "Meeting") of The Growth Fund of Spain, Inc., a Maryland corporation (the "Growth Fund of Spain"). The Meeting is scheduled to be held at ______ a.m., Eastern time, on July 23, 1998, at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the Meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed.

                  At the Meeting, you will be asked to vote on a Merger Agreement and Plan of Reorganization whereby the Growth Fund of Spain will be merged with and into the Scudder Spain and Portugal Fund, Inc. (the "Spain and Portugal Fund") (each a "Fund" and collectively, the "Funds") in accordance with the Maryland General Corporation Law ("MGCL"). As a result of the merger, the separate existence of the Growth Fund of Spain will cease and the Spain and Portugal Fund will be the surviving corporation, and each share of common stock of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Spain and Portugal Fund, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund. The currently issued and outstanding shares of the Spain and Portugal Fund will remain issued and outstanding. The investment objective and policies of the Spain and Portugal Fund will continue if the merger is consummated. Like the Growth Fund of Spain, the Spain and Portugal Fund is a closed-end investment company managed by Scudder Kemper and registered under the Investment Company Act of 1940, as amended. The investment objective of the Spain and Portugal Fund and the Growth Fund of Spain is long-term capital appreciation. The Spain and Portugal Fund seeks this objective by investing primarily in the equity securities of Spanish and Portuguese companies.

                  Combined with the proposal to merge will be a proposal to amend the charter of the Growth Fund of Spain to permit the merger to be approved by the affirmative vote of two-thirds of all votes entitled to be cast on the matter by stockholders of the Growth Fund of Spain. In its charter, the Growth Fund of Spain has elected to be governed by the business combination provisions of the MGCL, which presents significant impediments to "business combinations" with "interested stockholders," as those terms are defined in the MGCL. In addition to the requirements of the business combination provisions of the MGCL, the charter requires the affirmative vote of three-fourths of the Growth Fund of Spain's outstanding shares for any merger or consolidation into another corporation or entity. Consequently, the proposal to amend the charter of the Growth Fund of Spain will provide that the Growth Fund of Spain will no longer be governed by the business combination provisions of the MGCL and will reduce from three-fourths to two-thirds the number of outstanding shares necessary to approve a merger. Approval of the amendment to the charter and of the merger will require the affirmative vote of two-thirds of the Fund's outstanding shares of common stock.

                  Following consummation of the merger, it is proposed that stockholders of the Spain and Portugal Fund (including the former stockholders of the Growth Fund of Spain) will be offered a one-time right to demand redemption of their shares in-kind at net asset value in exchange for securities held by the Fund in its investment portfolio. This in-kind redemption right would be subject to limitations on the number of shares redeemed to preserve the tax-free status of the merger and to attempt to position the redemptions to qualify as "sales or exchanges" generally taxable at capital gains rates rather than being treated as dividends taxable at ordinary income rates under applicable tax law. Unless a stockholder elects otherwise, such redemption proceeds would be invested in an open-end fund to be established and managed by Scudder Kemper. Shares of this open-end fund would be redeemable at net asset value subject to a redemption fee of up to 2% on redemptions of shares made within one year of investment, although stockholders would receive credit for the time they held their shares of the Growth Fund of Spain or the Spain and Portugal Fund. Although the Board of Directors of the Spain and Portugal Fund is committed to the in-kind redemption offer, the offer is subject to regulatory approval, and would be completed no earlier than the fourth quarter of 1998.

                  If the merger is consummated prior to the Growth Fund of Spain's annual meeting of stockholders scheduled for October 1998, a proposal to convert the Fund to open-end status that is currently scheduled to be voted on by stockholders at that meeting will not be considered. This proposal was automatically triggered by a policy of the Fund requiring that an open-ending proposal be presented to stockholders if the Fund's shares have traded at a market price discount for a specified period of time. If the merger is consummated, the Spain and Portugal Fund will adopt a policy that would require it, if certain conditions are met, to present one open-ending proposal to its stockholders if the proposed in-kind redemption offer has not been implemented or has been implemented with a pro rata reduction in the amount of shares accepted for redemption.

                  In connection with the consideration of the merger, the stockholders of the Spain and Portugal Fund are being asked to elect the current Directors of the Growth Fund of Spain as additional members of the Board of Directors of the Spain and Portugal Fund.

                  THE BOARD OF DIRECTORS OF YOUR FUND BELIEVES THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF STOCKHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

                  Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

         Respectfully,


         Daniel Pierce
         President


         STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR STOCKHOLDINGS.

                      SCUDDER SPAIN AND PORTUGAL FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of the Scudder Spain and Portugal Fund, Inc.:

                  Please take notice that the Annual Meeting of Stockholders (the "Meeting") of the Scudder Spain and Portugal Fund, Inc., a Maryland corporation ("Spain and Portugal Fund"), will be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on July 23, 1998, at _____ a.m., Eastern time, for the following purposes:

(1)      A.       To consider and vote upon the approval of amendments to the
                  Articles of Incorporation of the Spain and Portugal Fund to permit the Merger (as defined below) and certain other transactions to be approved by the affirmative vote of a majority of the Spain and Portugal Fund's outstanding shares of common stock and to permit the Board of Directors of the Spain and Portugal Fund to classify shares of the Fund into separate series or classes;

         B. To consider and vote upon the approval of a merger of The Growth Fund of Spain, Inc., a Maryland corporation (the "Growth Fund of Spain") with and into the Spain and Portugal Fund pursuant to a Merger Agreement and Plan of Reorganization dated April 14, 1998, in accordance with the Maryland General Corporation Law, whereupon the separate existence of the Growth Fund of Spain will cease and the Spain and Portugal Fund will be the surviving corporation, and each share of common stock of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Spain and Portugal Fund, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund (the "Merger");

(2)               To elect Directors of the Spain and Portugal Fund;

(3) To ratify or reject the selection of Price Waterhouse LLP as the Spain and Portugal Fund's independent accountants for the fiscal year ending September 30, 1998.

                  If the Merger is not approved by the stockholders of the Spain and Portugal Fund and the Growth Fund of Spain, only the current Directors of the Spain and Portugal Fund standing for re-election will be voted upon. The appointed proxies will vote on any other business as may properly come before the Meeting or any adjournments thereof.

                  Holders of record of shares of common stock of the Spain and Portugal Fund at the close of business on ___________, 1998 are entitled to vote at the Meeting and at any postponements or adjournments thereof.

                  In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Spain and Portugal Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                  The enclosed proxy is being solicited on behalf of the Board of Directors of the Spain and Portugal Fund.

By Order of the Board of Directors,
Thomas F. McDonough, Secretary
________, 1998

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                         THE GROWTH FUND OF SPAIN, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of The Growth Fund of Spain, Inc.:

                  Please take notice that a Special Meeting of Stockholders (the "Meeting") of The Growth Fund of Spain, Inc., a Maryland corporation (the "Growth Fund of Spain"), will be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on July 23, 1998, at _____ a.m., Eastern time, for the following purpose:

(1)      A.       To consider and vote upon the approval of amendments to the
                  Articles of Incorporation of the Growth Fund of Spain to permit the Merger (as defined below) to be approved by the affirmative vote of two-thirds of the Growth Fund of Spain's outstanding shares of common stock and to provide that the Growth Fund of Spain will no longer be governed by the business combination provisions of the Maryland General
                  Corporation Law; and

         B. To consider and vote upon the approval of a merger of the Growth Fund of Spain with and into the Scudder Spain and Portugal Fund, Inc., a Maryland corporation (the "Spain and Portugal Fund"), pursuant to a Merger Agreement and Plan of Reorganization dated April 14, 1998, in accordance with the Maryland General Corporation Law, whereupon the separate existence of the Growth Fund of Spain will cease and the Spain and Portugal Fund will be the surviving corporation, and each share of common stock of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Spain and Portugal Fund, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund (the "Merger").

                  The appointed proxies will vote on any other business as may properly come before the Meeting or any adjournments thereof.

                  The Merger must also be approved by the stockholders of the Spain and Portugal Fund. Holders of record of shares of common stock of the Growth Fund of Spain at the close of business on _____________, 1998 are entitled to vote at the Meeting and at any postponements or adjournments thereof.

                  In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Growth Fund of Spain's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                  The enclosed proxy is being solicited on behalf of the Board of Directors of the Growth Fund of Spain.

By Order of the Board of Directors,
Philip J. Collora, Secretary
________, 1998

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS


GENERAL..........................................................................................................         19


PROPOSAL 1 (BOTH FUNDS):  APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION AND THE MERGER AGREEMENT AND
PLAN OF REORGANIZATION...........................................................................................         22


A. AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE FUNDS.......................................................         22


B. APPROVAL OF MERGER AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH THE GROWTH FUND OF SPAIN WILL BE
   MERGED WITH AND INTO THE SPAIN AND PORTUGAL FUND..............................................................         24

   SYNOPSIS......................................................................................................         25
   EXPENSE TABLE.................................................................................................         31
   FINANCIAL HIGHLIGHTS..........................................................................................         33
   COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS................................................         34
   INFORMATION ABOUT THE MERGER..................................................................................         45
   ADDITIONAL INFORMATION ABOUT THE FUNDS........................................................................         55
   REQUIRED VOTE.................................................................................................         72
   LEGAL PROCEEDINGS.............................................................................................         73
   EXPERTS.......................................................................................................         73

PROPOSAL 2 (SPAIN AND PORTUGAL FUND STOCKHOLDERS ONLY):  ELECTION OF DIRECTORS OF THE FUND.......................         74


PROPOSAL 3 (SPAIN AND PORTUGAL FUND STOCKHOLDERS ONLY):  RATIFICATION OF INDEPENDENT ACCOUNTANTS.................         82


ADDITIONAL INFORMATION...........................................................................................         83

   EXHIBIT A.....................................................................................................         85
   APPENDIX A....................................................................................................        A-1

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY
 OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES
    EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES
 IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR
    TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

                   SUBJECT TO COMPLETION - DATED MAY 1, 1998


             THE GROWTH FUND OF SPAIN, INC. ("GROWTH FUND OF SPAIN")
                            222 SOUTH RIVERSIDE PLAZA
                             CHICAGO, ILLINOIS 60606
                                  800-621-1048

                           TO BE MERGED WITH AND INTO
        SCUDDER SPAIN AND PORTUGAL FUND, INC. ("SPAIN AND PORTUGAL FUND")
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                                  800-349-4281

                                 PROXY STATEMENT
                            MEETINGS OF STOCKHOLDERS
                            TO BE HELD JULY 23, 1998


                SCUDDER SPAIN AND PORTUGAL FUND, INC. PROSPECTUS

         This Proxy Statement/Prospectus is being furnished to stockholders of the Growth Fund of Spain and Spain and Portugal Fund (collectively the "Funds" and each individually sometimes referred to as "the Fund" or "a Fund", as the context requires) for use at the meeting of Stockholders of each Fund to be held July 23, 1998 at __________ a.m., Eastern time, with respect to the Spain and Portugal Fund, and at __________ a.m., Eastern time, with respect to the Growth Fund of Spain, and at any and all postponements or adjournments thereof (referred to herein collectively as the "Meeting"). The approximate mailing date of this Proxy Statement/Prospectus is _______________, 1998.

         At the Meeting, stockholders of the Funds will be asked to approve a proposed merger of the Growth Fund of Spain with and into the Spain and Portugal Fund, both Maryland corporations, pursuant to a Merger Agreement and Plan of Reorganization dated April 14, 1998 (the "Plan"), in accordance with the Maryland General Corporation Law whereby: (i) the separate existence of the Growth Fund of Spain will cease; (ii) the Spain and Portugal Fund will be the surviving corporation; (iii) each share of common stock of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Spain and Portugal Fund, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date; and (iv) the shares outstanding of the Spain and Portugal Fund as of the Effective Date will remain issued and outstanding and in the same number (collectively, the "Merger"). The number of Spain and Portugal Fund shares to be issued pursuant to the Merger would be that number having an aggregate net asset value equal to the aggregate net asset value of the net assets of the Growth Fund of Spain transferred to the Spain and Portugal Fund pursuant to the Plan.

         The terms and conditions of the Merger and related transactions are more fully described in this Proxy Statement/Prospectus and in the Plan, a copy of which is attached as Exhibit A. Following consummation of the Merger, it is proposed that all stockholders of the Spain and Portugal Fund will be offered a one-time right to demand redemption of their shares in-kind at net asset value in exchange for securities held by the Spain and Portugal Fund in its investment portfolio. The in-kind redemption right would be subject to limitations on the number of shares redeemed to preserve the tax-free status of the Merger and to attempt to position the redemptions to qualify as "sales or exchanges" generally taxable at capital gains rates rather than being treated as dividends taxable at ordinary income rates under applicable tax law.

         For purposes of monitoring compliance with certain limitations imposed for tax purposes on the proposed in-kind redemption offer, as described more fully below, the Spain and Portugal Fund may elect to issue shares of common stock to former Growth Fund of Spain stockholders that have been designated as a separate series of shares of common stock of the Spain and Portugal Fund and that would, until the in-kind redemption has been effected, trade pursuant to an independent listing and market price on the New York Stock Exchange. Shares of both series would have identical net asset value, voting and other rights and privileges, and neither series would have a preference or priority over the other upon the distribution of the assets of Spain and Portugal Fund or in respect of the payment of interest or dividends.

         In addition, the stockholders of the Spain and Portugal Fund are being asked to consider an amendment to the Fund's Articles of Incorporation to reduce the vote required to approve the merger, consolidation, share exchange or transfer of assets of the Fund with or into another corporation or entity from the affirmative vote of two-thirds of the Fund's outstanding shares to the affirmative vote of a majority of the Fund's outstanding Shares and to permit the Board of Directors of the Fund to classify shares of the Fund in separate series or classes. The stockholders of the Growth Fund of Spain are being asked to consider amendments to that Fund's Articles of Incorporation to permit the Merger to be approved by the affirmative vote of two-thirds of the Fund's outstanding shares and to provide that the Fund will no longer be governed by the business combinations provisions of the Maryland General Corporation Law.

         This Proxy Statement/Prospectus is also being supplied to the stockholders of the Spain and Portugal Fund in connection with the consideration of: (i) the election of eight new and two current Directors of the Spain and Portugal Fund; and (ii) the ratification of the selection of Price Waterhouse LLP as the independent auditors of the Spain and Portugal Fund for the fiscal year ending September 30, 1998. The election of Directors, except with respect to the election of the two current Directors of the Spain and Portugal Fund, is contingent upon the approval of the Merger by the requisite vote of each Fund's stockholders, and only the stockholders of the Spain and Portugal Fund are being asked to vote on this matter. In order to limit ongoing expenses of the Spain and Portugal Fund after the Merger and to enhance the efficiency of the operations of the Board of Directors of the Spain and Portugal Fund, the nominees who are current Directors of the Growth Fund of Spain have advised the Spain and Portugal Fund that it is their current intention to serve on the Board of Directors of the Spain and Portugal Fund only until such time as the proposed in-kind redemption offer to stockholders of the Spain and Portugal Fund following the Merger is completed, unless there is a pro rata reduction in the percentage of shares accepted pursuant to such redemption offer or the redemption offer is terminated, in which event the nominees may continue to serve on the Board of Directors of the Spain and Portugal Fund to consider the appropriateness of further action. This is intended to permit the current Board of Directors of the Growth Fund of Spain to participate in oversight of the implementation of the proposed in-kind redemption offer, including any procedure utilized for reducing the number of shares accepted for redemption pro rata according to the terms of the redemption offer, or until alternative action is taken in lieu of such redemption offer. The current Directors of the Growth Fund of Spain elected to the Board of Directors of the Spain and Portugal Fund will take their seats on the Board of Directors of the Spain and Portugal Fund upon consummation of the Merger.

         This Proxy Statement/Prospectus serves as a prospectus for shares of the Spain and Portugal Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of Spain and Portugal Fund common shares in the Merger.

         Assuming the stockholders of the Funds approve the Merger, the Funds will jointly file articles of merger (the "Articles of Merger") with the State Department of Assessments and Taxation of Maryland (the "Department"). The Merger will become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time (not exceeding 30 days after the Articles of Merger are accepted for record) as is specified in the Articles of Merger (the "Effective Date"). As promptly as practicable after the Effective Date, the registration of the Growth Fund of Spain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), will be terminated.

         This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Spain and Portugal Fund and the Growth Fund of Spain that the stockholders of each Fund should know before voting on the proposals described above. A Statement of Additional Information dated _______, 1998 containing additional information about the Merger and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling
(800) 225-2470. Financial statements for the Spain and Portugal Fund will be provided upon request of the Statement of Additional Information to this Proxy Statement/Prospectus. Stockholder inquiries regarding the Funds may be made by calling (800) 225-2470. The information contained herein concerning the Spain and Portugal Fund has been provided by, and is included herein, in reliance upon the Spain and Portugal Fund. The information contained herein concerning the Growth Fund of Spain has been provided by, and is included herein in reliance upon, the Growth Fund of Spain.

         Each Fund is a closed-end management investment company organized as a Maryland corporation and registered under the Investment Company Act. The investment objective of the Spain and Portugal Fund is to seek long-term capital appreciation by investing primarily in equity securities of Spanish and Portuguese companies. The investment objective of the Growth Fund of Spain is to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies.

         The shares of common stock of the Spain and Portugal Fund and the Growth Fund of Spain are listed on the New York Stock Exchange (the "NYSE") under the symbols "IBF" and "GSP", respectively. Subsequent to the Effective Date, shares of common stock of the Spain and Portugal Fund will continue to be listed on the NYSE under the symbol "IBF". Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF

THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE DATE OF THIS PROXY STATEMENT/PROSPECTUS IS ________, 1998

                                     GENERAL

         This Proxy Statement/Prospectus is furnished to the stockholders of the Funds in connection with the solicitation of proxies on behalf of the Boards of Directors of the Spain and Portugal Fund and the Growth Fund of Spain, respectively, for use at the Meeting. The mailing address for the Spain and Portugal Fund is 345 Park Avenue, New York, New York 10154. The mailing address for the Growth Fund of Spain is 222 South Riverside Plaza, Chicago, Illinois 60606.

         This Proxy Statement/Prospectus, the Notice of Meeting to Stockholders and the proxy card(s) are first being mailed to stockholders on or about _______, 1998 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the respective Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the respective Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement/Prospectus.

         Stockholders of the Spain and Portugal Fund and the Growth Fund of Spain will be asked to vote on the approval of the Merger and related amendments to the Articles of Incorporation of each Fund ("Proposal 1"). Stockholders of the Spain and Portugal Fund will be asked to vote on the election of Directors ("Proposal 2") and the ratification of independent auditors ("Proposal 3"). Stockholders of the Spain and Portugal Fund will not be asked to vote on Proposal 2, except with respect to the election of the two current Directors of the Spain and Portugal Fund, in the event Proposal 1 is not approved by the requisite vote of each Fund's stockholders.

         The presence at a meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to be cast of the Spain and Portugal Fund and the Growth Fund of Spain, respectively, shall be necessary and sufficient to constitute a quorum for the transaction of business by each Fund. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals on which action is taken at the Meeting, such action will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the respective Fund's shares entitled to vote and present in person or by proxy at the Meeting. If a quorum is present, but insufficient votes are cast to approve a proposal, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Funds from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

         With respect to the Spain and Portugal Fund, Proposal 1 requires the affirmative vote of a majority of the outstanding shares of common stock of the Fund. With respect to the Growth Fund of Spain, Proposal 1 requires the affirmative vote of two-thirds of the outstanding shares of common stock of the Fund. Proposal 2 and Proposal 3 each requires the affirmative vote of a majority of the outstanding shares of common stock of the Spain and Portugal Fund cast at the Meeting, except with respect to the re-election of two current Directors of the Spain and Portugal Fund, which requires a plurality of the votes cast at the Meeting.

         Abstentions and broker non-votes will have the effect of a "no" vote for Proposal 1, which requires the approval of a specified percentage of the outstanding shares of the respective Funds. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for, Proposal 2 and Proposal 3.

         The following table summarizes these voting requirements:

                                             Vote Required for Approval
                                             --------------------------
Proposal 1 (Approval of Merger,              With respect to the Spain and
including amendments to Articles             Portugal Fund, a majority of the
of both Funds) - Spain and                   Fund's outstanding shares of common
Portugal Fund and Growth Fund of             stock; with respect to the Growth
Spain                                        Fund of Spain, two-thirds of the
                                             Fund's outstanding shares of common
                                             stock

Proposal 2 (Election of                      Election by a majority of the
Directors) - Spain and Portugal              shares cast at the Meeting, except
Fund only                                    with respect to the re-election of
                                             two current Directors of the Spain
                                             and Portugal Fund, which requires a
                                             plurality of the votes cast at the
                                             Meeting

Proposal 3 (Ratification of                  Approval by a majority of the
Accountants) - Spain and Portugal            shares cast at the Meeting
Fund only


         Holders of record of the shares of common stock of the Spain and Portugal Fund and the Growth Fund of Spain, respectively, at the close of business on _________ , 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all matters voted upon at the Meeting with respect to the applicable Fund. There were 6,511,154 shares of the Spain and Portugal Fund outstanding, and 16,530,293 shares of the Growth Fund of Spain outstanding, as of March 31, 1998.

         The Spain and Portugal Fund and the Growth Fund of Spain provide periodic reports to all of their stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive a copy of the most recent annual report for the Spain and Portugal Fund or the Growth Fund of Spain and a copy of any more recent interim report, without charge, by calling 800-225-2470 or writing the appropriate Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154.

         The Boards of Directors of the Funds know of no business other than the Proposals described above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

         PROPOSAL 1 (BOTH FUNDS): APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION AND OF THE MERGER AGREEMENT AND PLAN OF REORGANIZATION

         On April 14, 1998, the Boards of Directors of the Spain and Portugal Fund and the Growth Fund of Spain, including a majority of the Directors of each such Fund who are not "interested persons" of the respective Fund (as defined in the Investment Company Act) (the "Non-interested Directors"), declared the Merger advisable and approved entering into a Merger Agreement and Plan of Reorganization dated as of April 14, 1998 (the "Plan") and recommended that the Plan be approved by the stockholders of each Fund. The Board of Directors of the Spain and Portugal Fund approved the Merger by a unanimous vote, and the Board of Directors of The Growth Fund of Spain approved the merger by a vote of 6 to 2, with Messrs. Gregory L. Melville and Moritz A. Sell voting against the merger. Messrs. Melville and Sell are employees of, and were nominated by, Bankgesellschaft Berlin AG ("Bankgesellschaft Berlin"). See "Information about the Merger -- History of the Growth Fund of Spain." Subject to its approval by the stockholders of each Fund and certain other conditions, the Plan provides for the merger of the Growth Fund of Spain with and into the Spain and Portugal Fund, both Maryland corporations, pursuant to the Plan in accordance with the Maryland General Corporation Law ("MGCL"), whereby: (i) the separate existence of the Growth Fund of Spain will cease; (ii) the Spain and Portugal Fund will be the surviving corporation; (iii) each share of common stock of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Spain and Portugal Fund, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date; and (iv) the shares outstanding of the Spain and Portugal Fund as of the Effective Date will remain issued and outstanding and in the same number. The number of Spain and Portugal Fund shares to be issued pursuant to the Merger would be that number having an aggregate net asset value equal to the aggregate net asset value of the net assets of the Growth Fund of Spain transferred to the Spain and Portugal Fund in the Merger. After consummation of the Merger, the registration of the Growth Fund of Spain under the Investment Company Act would be terminated.

         As a consequence of the Merger, each stockholder of the Growth Fund of Spain would become a stockholder of the Spain and Portugal Fund and would hold, upon the Effective Date, that number of full shares of common stock of the Spain and Portugal Fund, plus cash in lieu of fractional shares, having an aggregate net asset value equal to the aggregate net asset value of such stockholder's shares held in the Growth Fund of Spain as of the close of business on the business day preceding the Effective Date. If the Merger is consummated, it is expected that the current stockholders of the Spain and Portugal Fund will hold a minority of the shares of the Spain and Portugal Fund immediately after the Merger.

         A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A, and the description of the Plan in this Prospectus/Proxy Statement is qualified in its entirety by reference to Exhibit A.

         Proposal 1 consists of two parts: (A) amendments to the Articles of Incorporation of each Fund; and (B) approval of a Merger Agreement and Plan of Reorganization pursuant to which the Growth Fund of Spain will be merged with and into the Spain and Portugal Fund.

         A.       AMENDMENTS TO THE ARTICLES OF INCORPORATION OF THE FUNDS

1.       Scudder Spain and Portugal Fund

         With respect to the Spain and Portugal Fund, approval of the Merger first includes approval of an amendment to the Articles of Incorporation to lower the necessary stockholder vote to approve a merger, consolidation, share exchange or transfer of assets involving the Fund with or into another corporation or entity, and to permit the Board of Directors of the Fund to classify shares of the Fund in separate series or classes. The amendments to the Articles of Incorporation and approval of the Merger require approval by the affirmative vote of a majority of the outstanding shares of common stock of the Fund. If a majority of the outstanding shares of common stock of the Fund is voted in favor of this Proposal 1, appropriate Articles of Amendment (incorporating the amendment to the Articles of Incorporation set forth below) will immediately be filed with the Department while the Meeting is in progress so that the amendments will be effective with respect to the Fund before the time at the Meeting when the Merger will be considered and voted upon. Thus, approval of this Proposal 1 will allow the approval of the Merger by the affirmative vote of a majority, rather than two-thirds, of the outstanding shares of the Fund.

      a. At a meeting of the Board of Directors of the Spain and Portugal Fund held on April 14, 1998, the Fund's Board of Directors approved and recommended to the stockholders the adoption of an amendment to the Fund's Article's of Incorporation as follows in order to permit the Merger to be approved by the affirmative vote of a majority of the outstanding shares of common stock of the
Fund:

         The Articles of Incorporation of the Corporation are hereby amended by adding the following provision to Article NINTH:

                  (5) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or of any Class of stock of the Corporation, a merger, consolidation, share exchange or transfer of assets with or into another corporation or entity shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in these Articles of Incorporation.

      b. At a meeting of the Board of Directors of the Spain and Portugal Fund held on April 29, 1998, the Fund's Board of Directors approved and recommended to the stockholders the adoption of an amendment to the Fund's Article's of Incorporation as follows in order to permit the Board of Directors of the Fund to classify shares of the Fund in separate series or classes:

         The Articles of Incorporation of the Corporation are hereby amended by adding the following provision to Article FIFTH:

         (3) The Board of Directors is authorized, from time to time, to classify or to reclassify, as the case may be, any unissued shares of the Corporation, whether now or hereafter authorized, in separate series and classes, or otherwise. The shares of said series and classes of stock shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. The Board of Directors is authorized to increase or decrease the number of shares of any series or class, but the number of shares of any series or class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding.


2.       The Growth Fund of Spain

         With respect to the Growth Fund of Spain, approval of the Merger first includes an amendment to the Fund's Articles of Incorporation to remove the Fund's election to be governed by the business combinations provision of the MGCL and to lower the necessary stockholder vote to approve a merger to the affirmative vote of two-thirds of the outstanding shares of common stock of the Fund entitled to be cast on the matter. In its Articles of Incorporation, the Growth Fund of Spain has elected to be governed by the business combination provisions of the MGCL, which presents significant impediments to "business combinations" with "interested stockholders," as those terms are defined in the MGCL. In relevant part, the business combination provisions prohibit a corporation from engaging in a "business combination" with an "interested stockholder" (or any affiliate of an "interested stockholder"), which could include the transaction to be voted upon at the Meeting, for a period of five years following the most recent date on which the "interested stockholder" became an "interested stockholder". After the five-year period, any "business combination" must be approved by the affirmative vote of at least: (1) 80 percent of all the votes entitled to be cast by outstanding shares of voting stock of the corporation, voting together as a single group; and (2) two-thirds of the votes entitled to be cast by holders of voting stock other than the voting stock held by the interested stockholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested stockholder, voting together as a single voting group. In addition to the requirements of the business combination provisions of the MGCL, the charter requires the affirmative vote of three-fourths of the Growth Fund of Spain's outstanding shares for any merger or consolidation into another corporation or entity. Consequently, the proposal to amend the charter of the Growth Fund of Spain will provide that the Growth Fund of Spain will no longer be governed by the business combination provisions of the MGCL and will reduce from three-fourths to two-thirds the number of outstanding shares necessary to approve a merger. Approval of these amendments to the Articles of Incorporation requires the affirmative vote of two-thirds of all the votes entitled to be cast by holders of the Fund's outstanding shares of common stock. If two-thirds of all of the outstanding shares of common stock of the Fund are voted in favor of this Proposal 1, Articles of Amendment (incorporating the amendments to the Articles of Incorporation set forth in Exhibit C hereto) will immediately be filed with the Department while the Meeting is in progress so that the amendment will be effective with respect to the Fund before the Merger is considered and voted upon. Thus, approval of this Proposal 1 will allow the approval of the Merger by the affirmative vote of two-thirds, rather than three-fourths, of the outstanding shares of the Fund.

         At a meeting of the Board of Directors of the Growth Fund of Spain held on April 14, 1998, the Fund's Board of Directors approved and recommended to the stockholders the adoption of an amendment to the Fund's Article's of Incorporation as follows in order to permit the Merger to be approved by the affirmative vote of two-thirds of the outstanding shares of common stock of the
Fund:

         That Article VII(a) of the Articles of Incorporation of the Fund should be amended to insert the following new section (a):

                  (a) Notwithstanding any other provision of these Articles of Incorporation, the types of transactions described in Paragraph (b) of this Article shall require the affirmative vote or consent of the holders of two-thirds of the outstanding shares of each class of stock of the corporation normally entitled to vote in elections of Directors voting for the purposes of this Article as separate classes. Such affirmative vote or consent shall be in place of the vote or consent of the stockholders of the corporation otherwise required by the MGCL, or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the corporation and any national securities exchange;

         And that Article IX of the Articles of Incorporation of the Fund should be amended by striking out Article IX, in its entirety.

B. APPROVAL OF MERGER AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH THE GROWTH FUND OF SPAIN WILL BE MERGED WITH AND INTO THE SPAIN AND PORTUGAL FUND

         The Boards of Directors of the Spain and Portugal Fund and the Growth Fund of Spain, including a majority of the Non-interested Directors of each Fund, have approved the Merger and the Plan pursuant to which the Growth Fund of Spain would be merged with and into the Spain and Portugal Fund. As part of the Merger, each share of common stock of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Spain and Portugal Fund, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund last calculated prior to the Effective Date. As a result of the Merger, each stockholder of the Growth Fund of Spain would become a stockholder of the Spain and Portugal Fund and would hold, on the Effective Date, that number of full shares of common stock of the Spain and Portugal Fund and cash having an aggregate net asset value equal to the aggregate net asset value of such stockholder's shares held in the Growth Fund of Spain as of the close of business on the business day preceding the Effective Date. Stockholders of the Growth Fund of Spain will receive cash in lieu of fractional shares of the Spain and Portugal Fund. Because the net assets of the Growth Fund of Spain are currently greater than the net assets of the Spain and Portugal Fund, it is expected that, on the Effective Date, the current stockholders of the Spain and Portugal Fund will hold a minority of the shares of common stock of the Spain and Portugal Fund.

         The following provides a more detailed discussion about the Merger, each Fund and additional information that you may find helpful in deciding how to vote on the Merger.

                                    SYNOPSIS

         The following includes a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus and the Plan. Stockholders of the Funds should read this entire Proxy Statement/Prospectus carefully.

         The Proposed Merger and Proposed Redemption Offer. The Boards of Directors of the Spain and Portugal Fund and the Growth Fund of Spain, including a majority of the Non-interested Directors of each Fund, have approved the Plan pursuant to which the Growth Fund of Spain would be merged with and into the Spain and Portugal Fund. As part of the Merger, each share of common stock of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Spain and Portugal Fund, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund last calculated prior to the Effective Date. As a result of the Merger, each stockholder of the Growth Fund of Spain would become a stockholder of the Spain and Portugal Fund and would hold, on the Effective Date, that number of full shares of common stock of the Spain and Portugal Fund and cash having an aggregate net asset value equal to the aggregate net asset value of such stockholder's shares held in the Growth Fund of Spain as of the close of business on the business day preceding the Effective Date. Stockholders of the Growth Fund of Spain will receive cash in lieu of fractional shares of the Spain and Portugal Fund.

         Following consummation of the Merger, it is proposed that all stockholders of the Spain and Portugal Fund (including those who had been stockholders of the Growth Fund of Spain prior to the Merger) will be offered a one-time right to demand redemption of their shares in-kind at net asset value in exchange for portfolio securities of the Spain and Portugal Fund (the "Redemption Offer"). To preserve the tax-free nature of the Merger and to treat the stockholders of both Funds equally, the percentage of shares which may be redeemed pursuant to the Redemption Offer will be limited to 50% of the shares currently held by stockholders of the Spain and Portugal Fund and 50% of the shares of the Spain and Portugal Fund received by stockholders of the Growth Fund of Spain in the Merger. If more than 50% of either group of shares are tendered for redemption, the Spain and Portugal Fund will impose a pro rata reduction in the number of shares accepted for redemption from all tendering stockholders necessary to satisfy each 50% limitation. In addition, if more than 75% of the shares of the Spain and Portugal Fund currently held by stockholders of the Spain and Portugal Fund or received by stockholders of The Growth Fund of Spain in the merger are tendered for redemption, the Spain and Portugal Fund will terminate the Redemption Offer and its Board of Directors will consider such other actions as may be in the best interests of stockholders. Unless a stockholder elects otherwise, the redemption proceeds will automatically be invested in an open-end fund to be established and managed by Scudder Kemper. Shares of this new fund would be redeemable at net asset value subject to a redemption fee of up to 2% on redemptions of shares made within one year of investment, although stockholders would receive credit for the time they held their shares of the Spain and Portugal Fund or the Growth Fund of Spain.

         As of March 31, 1998, unrealized capital gains represented 44.9% of the net asset value of the Spain and Portugal Fund and 50.7% of the net asset value of the Growth Fund of Spain.

         For the reasons set forth below under "Information about the Merger - Reasons for the Merger," the Boards of Directors of the Growth Fund of Spain and the Spain and Portugal Fund, including a majority of the Non-interested Directors of each Fund, have concluded that the Merger is in the best interests of each respective Fund and that the interests of existing stockholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan. Accordingly, the Board of Directors of each Fund recommends approval of the Merger. If the Merger is not approved, each Fund will continue as a separate investment company, and the Board of Directors of each Fund will consider such further alternatives as it determines to be in the best interests of stockholders.

         Both the Merger and the Redemption Offer are subject to the receipt of regulatory approvals. These approvals have been requested, although there can be no assurance when or if they will be obtained. Due to the estimated time necessary to obtain a private letter ruling from the Internal Revenue Service necessary to effect the Redemption Offer, it is anticipated that the Redemption Offer will be initiated no earlier than the fourth quarter of 1998.

         Form of Organization. The Spain and Portugal Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act and was organized as a Maryland corporation in 1987. The Growth Fund of Spain is a diversified, closed-end management investment company registered under the Investment Company Act and was organized as a Maryland corporation in 1989. The management of the business and affairs of each Fund, including the supervision of the duties performed by each Fund's investment manager, is the responsibility of the Fund's Board of Directors.

         Mandatory Open-Ending Provision. The Growth Fund of Spain is subject to a policy which requires it to submit to its stockholders a proposal to convert the Fund to open-end status at the annual meeting of stockholders after any year when the shares of the Fund have traded at an average discount of more than 10% to the Fund's net asset value during the last trading day in each week during the period of 12 calendar weeks preceding December 31 in such year, and the Fund has received written requests from the holders of 10% or more of the outstanding shares of common stock requesting that such a proposal be submitted. Under the Fund's Articles of Incorporation, the affirmative vote of three-fourths of the Fund's outstanding shares of common stock would be necessary to approve any open-ending proposal, although this provision can be amended by the affirmative vote of two-thirds of the outstanding shares of common stock of the Fund. These conditions have been triggered in the past, although insufficient shares were voted to convert the Growth Fund of Spain to open-end status. These conditions have been triggered in 1997, and an open-ending proposal is scheduled to be presented at the next annual meeting of stockholders of the Growth Fund of Spain, which has been deferred from May 1998 until October 1998. The Spain and Portugal Fund was formerly subject to a similar policy but stockholders of the Fund approved its repeal in

1994. If the Merger is effected, stockholders of the Growth Fund of Spain will become stockholders of Spain and Portugal Fund and therefore will no longer be stockholders of a fund subject to such a policy, although, as noted below, the Directors of the Spain and Portugal Fund are proposing to re-implement a policy on presenting an open-ending proposal to stockholders under certain conditions, to be effective in the event the Merger is consummated and (i) the Redemption Offer has not been implemented, or (ii) has been implemented but a pro rata reduction in the amount of shares accepted for redemption has been made.

         The Articles of Incorporation of the Spain and Portugal Fund permit the Fund to convert to open-end status upon the affirmative vote of two-thirds of its shares, while the affirmative vote of three-fourths of the Growth Fund of Spain's shares is required to convert the Growth Fund of Spain to open-end status. The required vote with respect to the Growth Fund of Spain may be lowered to the affirmative vote of two-thirds of its shares upon approval of three-fourths of the total number of Directors then in office and to the affirmative vote of two-thirds of its shares.

         Composition of Board of Directors. In connection with the proposed Merger, the Board of Directors of the Spain and Portugal Fund has nominated each current Director of the Growth Fund of Spain for election to the Board of Directors of the Spain and Portugal Fund. In addition, all of the Non-interested Directors that are elected pursuant to Proposal 2 will be appointed to the committee of the Board of Directors of the Spain and Portugal Fund that nominates candidates for the Board of Directors of the Fund. This committee is comprised entirely of Non-interested Directors. The Directors of the Growth Fund of Spain who are elected to the Board of Directors of the Spain and Portugal Fund will take their seats on the Board of Directors of the Spain and Portugal Fund upon consummation of the Merger and have advised the Spain and Portugal Fund that, in order to limit ongoing expenses of the Spain and Portugal Fund after the Merger and to enhance the efficiency of the operations of the Board of Directors of the Spain and Portugal Fund, it is their current intention to serve on the Board of Directors of the Spain and Portugal Fund only until such time as the Redemption Offer is completed, unless there is a pro-rata reduction in the amount of shares accepted pursuant to the Redemption Offer, in which event the Directors of the Growth Fund of Spain who are elected to the Board of Directors of the Spain and Portugal Fund may continue to serve on the Board of Directors of the Spain and Portugal Fund to consider the appropriateness of further action.

         Investment Objectives and Policies. Each Fund seeks long-term capital appreciation as its objective. The Spain and Portugal Fund seeks its objective by investing primarily in equity securities of Spanish and Portuguese companies (as defined below under "Comparison of Investment Objectives, Policies and Risk Factors"). The Growth Fund of Spain seeks its objective by investing primarily in equity securities of Spanish companies. Under normal conditions, the Spain and Portugal Fund invests at least 80% of its total assets in the equity securities of Spanish and Portuguese issuers, while the Growth Fund of Spain invests at least 65% of its total assets in the equity securities of Spanish issuers. These objectives and policies are fundamental, and cannot be changed without the approval of a majority of each Fund's outstanding voting securities.

         Normally, any balance of the Spain and Portugal Fund's assets will be invested in debt securities, consisting of notes and debentures of companies, bank deposits, bills and bonds of governments or major governmental subdivisions of the United States, Spain and Portugal, repurchase agreements with respect to securities in which the Fund may invest or participation interests in bank loans. The Fund's investment in debt securities and money market instruments will be limited to obligations rated "A" or better by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"), or if not rated, will be in the judgment of Scudder Kemper of equivalent quality. Under normal circumstances, the Fund may invest up to 15% of its total assets in unlisted equity securities.

         As a fundamental policy, the Growth Fund of Spain may invest up to 35% of its total assets in investment grade fixed income instruments, which are defined to include securities rated in the four highest ratings categories by S&P or Moody's, or, if such securities are not so rated, securities of equivalent investment quality as determined by Scudder Kemper, and short-term indebtedness or cash equivalents denominated in either Spanish Pesetas or U.S. Dollars. The Fund is permitted to invest up to 25% of its total assets in unlisted securities of Spanish companies and in securities that are not readily marketable.

         The preceding summary of the Funds' investment objectives and certain policies should be considered in conjunction with the discussion below under "Special Considerations and Risk Factors".

         Fees and Expenses. The Spain and Portugal Fund retains as its investment manager the investment management firm of Scudder Kemper Investments, Inc. ("Scudder Kemper"), a Delaware corporation located at 345 Park Avenue, New York, New York 10154, to manage its daily investment and business affairs subject to the policies established by the Board of Directors of the Fund. The management and administration fee payable under the current Investment Advisory, Management and Administration Agreement for the Spain and Portugal Fund is equal to an annual rate of 1.20% of the value of the Fund's average weekly net assets, and is payable monthly. Scudder Kemper has agreed to an amendment to the Investment Advisory, Management and Administration Agreement with the Spain and Portugal Fund, effective upon consummation of the Merger, to reduce the fee payable by the Spain and Portugal Fund for investment advisory, management and administration services to a monthly fee, which, on an annual basis, is equal to 1.00% per annum of the value of the Fund's average weekly net assets with respect to the first $400 million of net assets, declining to 0.95% per annum of the value of the Fund's average weekly net assets thereafter, and to provide that Scudder Kemper will pay for the travel expenses related to the attendance at Board and committee meetings of all Directors, officers and executive employees of the Spain and Portugal Fund who are affiliates of Scudder Kemper. Scudder Kemper will continue to provide the same level of services to the Spain and Portugal Fund after the Merger as it does currently under the Investment Advisory, Management and Administration Agreement. In addition, Scudder Fund Accounting Corporation will provide its services to the Spain and Portugal Fund at no fee upon consummation of the Merger. Accordingly, the fees paid to Scudder Kemper or its affiliates by the Spain and Portugal Fund after the consummation of the Merger should be comparable to the fees paid by the Growth Fund of Spain and the Spain and Portugal Fund together for such services currently, although Scudder Kemper will retain that portion of the fee currently payable by Scudder Kemper to BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN") under the sub-advisory agreement between Scudder Kemper and BSN with respect to the Growth Fund of Spain.

         As of March 31, 1998, the Spain and Portugal Fund had total net assets of $128,745,129. Prior to December 31, 1997, the Spain and Portugal Fund had separate investment management and administration contracts with Scudder, Stevens & Clark, Inc., the predecessor of Scudder Kemper, pursuant to which the Fund paid Scudder, Stevens & Clark, Inc. a fee, computed weekly and payable monthly, of 1% of the Fund's weekly net assets for investment management services and .20% of the Fund's weekly net assets for administrative services. For the fiscal year ended September 30, 1997, the investment management fee and administration fee payable by the Spain and Portugal Fund amounted to $940,480 and $188,095, respectively, for a total of $1,128,575. In addition, the Spain and Portugal Fund retains Scudder Fund Accounting Corporation to determine the Fund's net asset value and maintain the Fund's portfolio and general accounting records. The Fund was charged $72,530 for such services for the fiscal year ended September 1997. Scudder Fund Accounting Corporation will provide its services to the Spain and Portugal Fund at no fee upon consummation of the Merger.

         For the fiscal year ended September 30, 1997, the Spain and Portugal Fund's total expense ratio (total annual operating expenses as a percentage of average net assets) was 1.74%, and is currently 1.75% based on an estimate of operating expenses as of March 31, 1998.

         The Growth Fund of Spain also retains Scudder Kemper to manage its daily investment and business affairs subject to the policies established by the Board of Directors of the Fund. The management fee payable under the current Investment Management Agreement for the Growth Fund of Spain is equal to an annual rate of 1.00% of the Fund's average weekly net assets, payable monthly. As of March 31, 1998, the Growth Fund of Spain had total net assets of $389,176,039. Prior to December 31, 1997, the Growth Fund of Spain had a Management Agreement with Zurich Kemper Investments, Inc., which was combined with Scudder Stevens & Clark, Inc. on December 31, 1997 to form Scudder Kemper, pursuant to which the Fund paid Zurich Kemper Investments, Inc. a fee, computed weekly and payable monthly, of 1% of the Fund's weekly net assets for investment management and administrative services. For the fiscal year ended November 30, 1997, the management fee amounted to $2,846,000.

         Scudder Kemper retains the investment management services of BSN, Paseo de la Castellano, 32-Planta 6, 28046, Madrid, Spain pursuant to a sub-advisory agreement between Scudder Kemper and BSN. BSN is a wholly-owned subsidiary of Banco Santander de Negocios, which is wholly owned by Banco Santander. Banco Santander, together with its subsidiaries and associated companies, is engaged principally in commercial and retail banking operations in Spain and other countries. BSN provides investment advice, research and assistance to Scudder Kemper with respect to the securities portfolio of the Growth Fund of Spain as Scudder Kemper may from time to time reasonably request. For its services, BSN receives from Scudder Kemper a monthly fee at the annual rate of .35% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1997, the total subadvisory fee amounted to $996,000. Upon consummation of the Merger, the sub-advisory agreement between Scudder Kemper and BSN with respect to the Growth Fund of Spain will terminate.

         For the fiscal year ended November 30, 1997, the Growth Fund of Spain's total expense ratio (total annual operating expenses as a percentage of average net assets) was 1.22%, and is currently 1.23% based on an estimate of operating expenses as of March 31, 1998.

         After giving effect to the proposed Merger the expense ratio of the Spain and Portugal Fund is projected to be approximately 1.20%. After giving effect to the Redemption Offer, assuming a redemption of shares of the Spain and Portugal Fund equal to the maximum percentage permitted (50% of the outstanding shares), the expense ratio of the Spain and Portugal Fund is projected to be approximately 1.31%. Assuming a redemption of 30% of the outstanding shares of the Spain and Portugal Fund, the expense ratio is projected to be approximately 1.25%. The actual expense ratios for the Spain and Portugal Fund for the current and future fiscal years, if the Merger and Redemption Offer are consummated, may be higher or lower than this projection, depending upon the Spain and Portugal Fund's performance, general stock market and economic conditions, net asset levels and other factors.

         The current expenses of each Fund and pro forma expenses following both the proposed Merger and the Redemption Offer are outlined below.

         Unrealized Capital Gains. Although the Growth Fund of Spain will pay its stockholders a cash distribution of all undistributed 1998 net investment income and undistributed realized net capital gains, and the Spain and Portugal Fund will pay its stockholders a cash distribution of substantially all undistributed 1998 net investment income and undistributed realized net capital gains prior to the Effective Date, each Fund will not attempt to realize or distribute unrealized capital gains prior to the Effective Date. Accordingly, a substantial portion of the net asset value of each Fund will consist of unrealized capital gains. As of March 31, 1998, the Growth Fund of Spain had approximately $197,280,315 of unrealized capital gains, representing approximately 50.7% of its net asset value. As of that same date, the Spain and Portugal Fund Spain had approximately $57,763,473 of unrealized capital gains, representing approximately 44.9% of its net asset value.

         Federal Income Tax Consequences of the Merger. The Spain and Portugal Fund will have received an opinion of Dechert Price & Rhoads, counsel to the Spain and Portugal Fund, and the Growth Fund of Spain will have received an opinion from Vedder, Price, Kaufman & Kammholz, counsel to the Growth Fund of Spain, to the effect that the Merger will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized by the Growth Fund of Spain, the Spain and Portugal Fund, or the stockholders of either Fund as a result of the Merger, except with respect to the stockholders of the Growth Fund of Spain who receive cash for a fractional share interest. Such holders of the Growth Fund of Spain will be treated for federal income tax purposes as if they received such fractional share interests, followed by the receipt of cash in redemption of such interests. The holding period and the aggregate tax basis of the Spain and Portugal Fund shares received by a Growth Fund of Spain stockholder will be the same as the holding period and aggregate tax basis of the shares of the Growth Fund of Spain previously held by such stockholder. The holding period and the aggregate tax basis of the assets received by the Spain and Portugal Fund in the Merger will be the same as the holding period and the tax basis of such assets in the hands of the Growth Fund of Spain immediately before the Merger. See "Information about the Merger - Tax Considerations."

         Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable thereto. The possibility that shares of the Spain and Portugal Fund will trade at a discount from its net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. Except for limited periods of time, the Spain and Portugal Fund's shares have traded in the market at a discount, and, as of March 31, 1998, traded at a market price discount of 8.0%. Similarly, the Growth Fund of Spain shares have traded in the market at a discount and, as of that same date traded at a market price discount of 8.4%. The discount level of the Funds may be different at the time the Merger is consummated. See "Additional Information about the Funds - Discount to Net Asset Value".

         Expenses of the Merger. In evaluating the proposed Merger, Scudder Kemper has estimated the amount of additional expenses the Funds would incur, including additional NYSE listing fees, SEC registration fees, legal and accounting fees and increased proxy and distribution costs. The estimated total expenses pertaining to the Merger are $1,500,000. Pursuant to the Plan, the aggregate amount of estimated expenses of the Merger will be allocated equally among the Funds and Scudder Kemper (including the SEC registration fees and the fees for listing additional shares of the Spain and Portugal Fund on the NYSE). Although the expenses of the Merger are expected to result in a reduction in net asset value per Scudder Spain and Portugal Fund share of approximately $0.08, and a reduction in net asset value per Growth Fund of Spain share of approximately $0.03, as a result of the estimated expenses of the Merger (prior to the implementation of any Redemption Offer). Scudder Kemper has advised the Board of Directors of each Fund that it expects such costs will be recovered within approximately 10.3 months after the Effective Date with respect to the current shares of the Spain and Portugal Fund, and within approximately 65.1 months after the Effective Date with respect to the current shares of the Growth Fund of Spain. Implementation of the Redemption Offer would result in increased expense ratios for the Spain and Portugal Fund post-Merger and could further delay the recovery period or prevent the recovery of such costs per share.

         Expenses of the Redemption Offer. In connection with consideration of the Redemption Offer following the consummation of the Merger, Scudder Kemper estimates the amount of expenses the Spain and Portugal Fund would incur, including SEC fees, legal and accounting fees, and transfer agency and custody fees, in connection with the Redemption Offer are $300,000. The Spain and Portugal Fund will bear these expenses.

                                  EXPENSE TABLE

                                    SPAIN AND     GROWTH FUND OF       PRO FORMA         PRO FORMA         PRO-FORMA
                                  PORTUGAL FUND        SPAIN          POST-MERGER        POST-50%           POST-30%
                                                                                       REDEMPTION(1)      REDEMPTION(2)
STOCKHOLDER
TRANSACTION
EXPENSES
Sales Load (as a percentage of        NONE             NONE              NONE              NONE               NONE
offering price)
Dividend Reinvestment Plan Fees       NONE             NONE              NONE              NONE               NONE


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET
ASSETS)(3)

Investment Management and             1.20%            1.00%             1.00%             1.00%             1.00%
Administration Fees
Interest Payment on Borrowed            --               --                --                --                --
Funds
Other Expenses                        0.55%            0.23%             0.20%             0.31%             0.25%
                                      ----             ----              ----              ----              ----
Total Annual Expenses                 1.75%            1.23%             1.20%             1.31%             1.25%


(1) Assumes redemption of 50% of the shares of the Spain and Portugal Fund after the Merger, which is the maximum redemption currently proposed to be permitted pursuant to the Redemption Offer.

(2) Assumes redemption of 30% of the shares of the Spain and Portugal Fund after the Merger.

(3) The percentages in the above table expressing annual fund operating expenses are based on an estimate of the Funds' operating expenses as of March 31, 1998. "Other Expenses" include fees for stockholder services, custody, legal and accounting services, printing costs, the costs involved in communication with stockholders and the costs of regulatory compliance, maintaining corporate existence and the listing of the shares of common stock on the NYSE. These figures do not reflect the expenses of the Merger or Redemption Offer.

         Example. The following example is based on the level of total operating expenses for each Fund listed in the table above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions. Investors do not pay these expenses directly; they are paid by the Funds before they distribute net investment income to stockholders. This Example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return will vary. The purpose of this example is to help you understand the costs and expenses you may bear as an investor.

                Spain and Portugal   Growth Fund of       Pro Forma      Pro Forma Post-50%      Pro Forma Post-
                       Fund               Spain          Post-Merger          Redemption         30% Redemption
1 Year                 $ 18               $ 13              $ 12                 $ 13                 $ 13
3 Years                $ 55               $ 39              $ 38                 $ 42                 $ 40
5 Years                $ 95               $ 68              $ 66                 $ 72                 $ 69
10 Years               $206               $149              $145                 $158                 $151


         Performance. Set forth below is performance data for periods ended March 31, 1998 based on each Fund's net asset value and market value. Past performance is not a guarantee of future results, and it is not possible to predict whether or how investment performance will be affected by the Merger.

                                             SPAIN AND PORTUGAL FUND             GROWTH FUND OF SPAIN
                                             -----------------------             --------------------


                                          CUMULATIVE      AVERAGE ANNUAL     CUMULATIVE      AVERAGE ANNUAL
NAV                One Year                  67.15%           67.15%            65.76%           65.76%
                   Three Year               182.95%           41.44%           154.43%           36.51%
                   Five Year                212.65%           25.61%           203.16%           24.84%
                   Since inception(1)       235.52%           12.94%           181.18%           13.57%

Market Value       One Year                 94.20%            94.20%            86.19%           86.19%
                   Three Year               236.72%           49.88%           208.10%           45.50%
                   Five Year                239.51%           27.69%           227.33%           26.77%
                   Since inception(1)       187.06%           11.18%           147.04%           11.77%


--------------------

(1) Spain and Portugal Fund commenced operations on April 20, 1988. Growth Fund of Spain commenced operations on February 14, 1990.

                              FINANCIAL HIGHLIGHTS

         The tables below set forth certain specified information for a share of the Spain and Portugal Fund's and Growth Fund of Spain's stock outstanding through each period presented. This information is derived from financial and accounting records of each Fund.

         The information should be read in conjunction with the financial statements and notes contained in each Fund's Annual Report which is available from each respective Fund, by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling (800) 225-2470.

Scudder Spain and Portugal Fund, Inc.
Financial Highlights
================================================================================

--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a) AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended                        Years Ended September 30,
                                                       March 31, 1998   ---------------------------------------------------------
Per Share Operating Performance                          (Unaudited)      1997        1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................    $   17.34     $   11.54   $    9.68   $    9.01   $    8.24   $    7.27
                                                          ---------     ---------   ---------   ---------   ---------   ---------
  Net investment income (loss) .......................         (.04)          .08         .09         .07         .07         .22
   Net realized and unrealized gain (loss)
     on investment transactions ......................         5.15          5.99        1.84         .60         .70        1.15
                                                          ---------     ---------   ---------   ---------   ---------   ---------
Total from investment operations .....................         5.11          6.07        1.93         .67         .77        1.37
                                                          ---------     ---------   ---------   ---------   ---------   ---------
   Less distributions from:
     Net investment income ...........................         (.03)         (.09)       (.07)         --          --        (.18)
     Net realized gains on investment
       transactions ..................................        (2.65)         (.18)         --          --          --        (.22)
   Capital charge in respect of issuance of shares....           --            --          --          --          --          --
                                                          ---------     ---------   ---------   ---------   ---------   ---------
Total distributions ..................................        (2.68)         (.27)       (.07)         --          --        (.40)
                                                          ---------     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .......................    $   19.77     $   17.34   $   11.54   $    9.68   $    9.01   $    8.24
                                                          =========     =========   =========   =========   =========   =========
Market value, end of period ..........................    $   18.19     $   14.50   $    8.88   $    7.56   $    7.50   $    7.75
                                                          =========     =========   =========   =========   =========   =========

TOTAL INVESTMENT RETURN
  Per share market value(%) ..........................        49.00**       67.33       18.31         .84       (3.23)      31.69
  Per share net asset value(%)(b) ....................        35.44**       53.89       20.19        7.44        9.35       20.38

RATIOS AND SUPPLEMENTAL DATA

  Net assets, end of period ($ millions) .............          129           113          75          63          59          54
  Ratio of operating expenses to average
    net assets(%).....................................         1.77*         1.74        1.92        1.99        2.02        2.38(d)
  Ratio of net investment income (loss)
    to average net assets(%) .........................         (.46)*         .54         .83         .71         .77        2.87
  Portfolio turnover rate (%) ........................           70*          115          66          43          31          29

  Average commission rate paid (c) ...................    $   .0710     $   .0694   $   .0671   $      --   $      --   $      --


                                                                                                         For the Period
                                                                                                         April 20, 1988
                                                                                                         (commencement
                                                       For the Years Ended September 30,                 of operations)
                                                      -----------------------------------------------    to September 30,
Per Share Operating Performance                          1992(e)       1991        1990        1989            1988
-----------------------------------------------------------------------------------------------------    ----------------
Net asset value, beginning of period ...............    $    9.31   $    8.80   $   10.78   $    8.75       $    9.30
                                                        ---------   ---------   ---------   ---------       ---------
  Net investment income (loss) .....................          .27         .27         .16         .23(f)          .07
   Net realized and unrealized gain (loss)
     on investment transactions ....................        (2.16)       1.26       (1.89)       2.05            (.44)
                                                        ---------   ---------   ---------   ---------       ---------
Total from investment operations ...................        (1.89)       1.53       (1.73)       2.28            (.37)
                                                        ---------   ---------   ---------   ---------       ---------
   Less distributions from:
     Net investment income .........................         (.15)       (.20)       (.12)       (.25)             --
     Net realized gains on investment
       transactions ................................           --        (.82)       (.13)         --              --
   Capital charge in respect of issuance of shares..           --          --          --          --            (.18)
                                                        ---------   ---------   ---------   ---------       ---------
Total distributions ................................         (.15)      (1.02)       (.25)       (.25)           (.18)
                                                        ---------   ---------   ---------   ---------       ---------
Net asset value, end of period .....................    $    7.27   $    9.31   $    8.80   $   10.78       $    8.75
                                                        =========   =========   =========   =========       =========
Market value, end of period ........................    $    6.25   $    8.00   $    7.13   $   15.00       $    8.38
                                                        =========   =========   =========   =========       =========

TOTAL INVESTMENT RETURN
  Per share market value(%) ........................       (20.40)      27.73      (51.78)      84.44          (16.25)**
  Per share net asset value(%)(b) ..................       (20.43)      20.35      (17.13)      26.87           (5.91)**

RATIOS AND SUPPLEMENTAL DATA

  Net assets, end of period ($ millions) ...........           47          61          57          70              57
  Ratio of operating expenses to average
    net assets(%)...................................         2.45(g)     2.30(g)     2.18(g)     2.08(f)(g)      2.72*(g)
  Ratio of net investment income (loss)
    to average net assets(%) .......................         3.05        2.96        1.53        2.32            1.83*
  Portfolio turnover rate (%) ......................           32          23          22          26              --*


(a)  Based on monthly average of shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after September 1, 1996.

(d) Ratio of operating expenses to average net assets excluding interest expense was 2.31%.

(e) Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.) became investment adviser of the Fund on April 1, 1992.

(f)  Net of voluntary fee waiver.

(g)  Excluding interest expense.

 *   Annualized
**   Not Annualized
--------------------------------------------------------------------------------
GROWTH FUND OF SPAIN, INC.
FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGH EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                                  Year ended November 30,                        February 14, 1990
                                     -------------------------------------------------------------------------           to
                                       1997        1996         1995        1994        1993     1992    1991     November 30, 1990
--------------------------------------------------------------------------------------------------------------   -----------------
Per share operating performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year   $ 15.67       13.33        12.40       10.67        8.99    11.08      10.71         11.12
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income              0.24        0.36         0.37        0.32        0.40      .54        .37           .32
----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized
       gain                             4.15        2.69         1.01        1.41        1.28     (2.48)      .36          (.73)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        4.39        3.05         1.38        1.73        1.68     (1.94)      .73          (.41)
----------------------------------------------------------------------------------------------------------------------------------
Less dividends:
----------------------------------------------------------------------------------------------------------------------------------
     Distribution from net
       investment income                0.17        0.42         0.45          --          --       .15       .36            --
----------------------------------------------------------------------------------------------------------------------------------
     Distribution from net
       realized gain                    0.83        0.29           --          --          --        --        --            --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends                         1.00        0.71         0.45          --          --       .15       .36          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year         $ 19.06       15.67        13.33       12.40       10.67      8.99     11.08         10.71
----------------------------------------------------------------------------------------------------------------------------------
Market value, end of year            $ 17.00       12.50        10.88       10.00        9.63      7.50      9.875         8.375
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total return
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value               29.86%      24.12        11.62       16.21       18.69    (17.73)     7.06         (3.69)
----------------------------------------------------------------------------------------------------------------------------------
Based on market value                  46.49%      22.38        13.83        3.90       28.33    (22.77)    23.06        (30.93)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                1.22%       1.25         1.22        1.23        1.22      1.22      1.23          1.26
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                   1.29%       2.46         2.89        2.57        3.97      4.98      3.32          3.46
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year
  (in thousands)                     315,059     263,935      227,997     213,972     184,884   156,179   192,986       186,638
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   29%         45           69          85          50        72       104            19

--------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the years ended November 30, 1997 and 1996 were $.0519 and $.0609, respectively.
--------------------------------------------------------------------------------

NOTE:
Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

         Organization. The Spain and Portugal Fund and the Growth Fund of Spain are both closed-end management investment companies registered under the Investment Company Act and organized as corporations under the laws of the State of Maryland. Each Fund is managed by Scudder Kemper Investments, Inc. The shares of common stock of each Fund are listed and trade on the NYSE under the symbols "IBF" and "GSP", respectively. After the Merger, the Spain and Portugal Fund's shares will continue to be traded on the NYSE under the symbol IBF, while the Growth Fund of Spain's shares will be delisted. As described below under "Additional Information about the Funds - Description of Securities to be Issued", shares of common stock of the Spain and Portugal Fund issued to current Growth Fund of Spain stockholders in connection with the Merger may be designated as a separate series of common stock of the Spain and Portugal Fund and would, until the Redemption Offer has been effected, trade pursuant to an independent listing on the NYSE and at a price independent from that of the currently listed shares of common stock of the Spain and Portugal Fund. The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or exchange rights. The principal investment risk of an investment in either Fund is fluctuations in the market price of the Fund's shares. Portfolio management, market conditions, investment policies, and other factors affect such fluctuations. Although the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated objective.

         Investment Objectives. The principal investment objective of each Fund is long-term capital appreciation.

         Comparison of Policies and Restrictions. The Spain and Portugal Fund seeks to achieve its investment objective through investment primarily in the following equity securities: (i) securities traded principally on stock exchanges in Spain or Portugal; (ii) securities of companies that derive 50% or more of their total revenue from goods produced, sales made or services performed in Spain or Portugal; (iii) securities (including American Depository Receipts) of companies organized under the laws of Spain or Portugal, the securities of which are publicly traded on recognized securities exchanges outside Spain or Portugal; (iv) equity securities of Spanish or Portuguese companies which are not listed or traded on a stock exchange; and (v) securities of investment companies and trusts that invest principally in the foregoing. The investment objective and the percentage limitation on investments set forth in the next paragraph are fundamental policies that may not be changed without the approval of a majority of the Spain and Portugal Fund's outstanding voting securities. As used herein, a majority of the outstanding voting securities means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

         It is the policy of the Spain and Portugal Fund normally to invest at least 80% of its total assets in the equity securities described above. Normally any balance of the Fund's assets will be invested in debt securities, consisting of notes and debentures of companies, bank deposits, bills and bonds of governments or major governmental subdivisions of the United States, Spain and Portugal, repurchase agreements with respect to securities in which the Fund may invest or participation interests in bank loans. The Fund's investments in debt securities and money market instruments will be limited to obligations rated "A" or better by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or if not rated, will be, in the judgment of Scudder Kemper, of equivalent quality.

         There is no maximum limitation on the percentage of the Spain and Portugal Fund's assets that may be invested at any one time in securities of Spanish or Portuguese companies. There is no requirement that the Fund's assets be invested in both Spain and Portugal at any one time.

         The Growth Fund of Spain seeks to achieve its objective by investing primarily in equity securities of Spanish companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of Spanish companies. The Fund is permitted to invest up to 25% of its total assets in unlisted equity and debt securities, including convertible debt securities, of Spanish companies and in other securities that are not readily marketable. As of March 31, 1998, 1.1% of the Fund's total assets were invested in unlisted equity and debt securities. Investment in such unlisted equity securities and in Spanish equity securities that are not readily marketable will be treated as investments in Spanish equity securities for purposes of the Fund's fundamental policy of investing at least 65% of its total assets in Spanish equity securities. The Fund may invest up to 35% of its total assets in investment grade fixed income instruments as described below. As of March 31, 1998, 1.1% of the Fund's total assets were invested in investment grade fixed income instruments. These policies are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund's other investment policies are not fundamental and may be changed by the Fund without stockholder approval, but the Fund will not change its investment policies without contemporaneous notice to its stockholders. The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle.

         During periods when, in Scudder Kemper's judgment, changes in market, economic or political conditions warrant a defensive investment policy in Spain or Portugal, the Spain and Portugal Fund may temporarily reduce its position in equity securities and increase its position in debt securities or in money market instruments having a maturity of not more than six months of banks, companies or governmental issuers in Spain and Portugal and in the United States. The Spain and Portugal Fund may also temporarily invest funds in such money market instruments to the extent deemed necessary to meet dividend and expense obligations. For temporary defensive purposes, e.g., during periods in which changes in the Spanish securities markets, other economic conditions or political conditions in Spain warrant, the Growth Fund of Spain may vary from its investment objective and may invest, without limit, in high quality debt instruments, such as U.S. and Spanish government securities. The Growth Fund of Spain may also at any time invest funds in U.S. Dollar-denominated money market instruments as reserves for expenses and dividend and other distributions to stockholders.

         While the Spain and Portugal Fund may invest up to 100% of its assets in Portuguese securities, the Growth Fund of Spain may invest only up to 35% of its assets in Portuguese securities. As of March 31, 1998, the Spain and Portugal Fund had 58% of its assets invested in Spanish securities, and 42% of its assets invested in Portuguese securities. As of that same date, the Growth Fund of Spain had 100% of its assets invested in Spanish securities.

         Diversification Status. The Growth Fund of Spain is classified as a diversified company under the Investment Company Act. This means generally that at least 75% of the Fund's total assets must be represented by cash, U.S. government securities, securities of other investment companies, and securities of other issuers provided that the Fund invests no more than 5% of its total assets in any such other issuers and holds no more than 10% of the outstanding voting securities of such other issuers. In contrast, the Spain and Portugal Fund is classified as a non-diversified company under the Investment Company Act, and is therefore not subject to the diversification requirements discussed in the preceding sentence. Non-diversified status permits the Spain and Portugal Fund greater investment flexibility and may present greater risks to investors than an investment in a diversified company, because the Spain and Portugal Fund's investment return may be dependent upon changes in the financial condition or market assessments of a smaller number of securities.

         Although the Spain and Portugal Fund is not subject to the Investment Company Act's diversification requirements, it is subject to less restrictive diversification requirements to qualify as a regulated investment company under Subchapter M of the Code. Under the Code, to qualify as a regulated investment company, the Fund generally must, among other things, diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in securities of any one issuer, other than U.S. government securities.

         Market Characteristics. The securities markets of Spain and Portugal have substantially less volume than the securities markets of the United States and securities of some companies in Spain and Portugal are less liquid and more volatile than securities of comparable U.S. companies. Accordingly, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Brokerage commissions and other transaction costs on securities exchanges in Spain and Portugal are generally higher than in the United States. Portuguese securities settlements may in some instances be subject to delays and related administrative uncertainties. It is Scudder Kemper's view that the differences between the U.S. market on the one hand and the Spanish and Portuguese markets on the other in terms of volatility, liquidity and other factors will not materially adversely affect the management of the Fund. See Appendix A for a discussion of the Spanish and Portuguese securities markets.

         Though foreign investment in the securities markets of Spain and Portugal is permitted, certain controls and restrictions may apply in certain circumstances. These controls may at times limit or preclude investment in certain Spanish or Portuguese companies and may increase the cost and expenses of the Fund. The right of foreign investors to repatriate both investment income and capital from Spain and Portugal is recognized. Notwithstanding, such repatriation is regulated, including in some cases certain notification requirements. Although restrictions on foreign investment in Spain and Portugal may in the future make it undesirable to invest in Spain and Portugal, Scudder Kemper does not believe that any current repatriation controls would affect its decision to invest in Spain and Portugal.

         Companies in Spain and Portugal are subject to accounting, auditing and financial standards and requirements which are not equivalent to those applicable to U.S. companies. There is less government supervision and regulation of Spanish and Portuguese securities exchanges, brokers and listed companies than exists in the United States. In addition, there may be the possibility of increased taxation, and political, economic or diplomatic developments which could adversely affect assets held in Spain and Portugal. There is also less publicly available information about Spanish and Portuguese companies and governments compared to reports and ratings published about U.S. companies and the U.S. Government.

         See Appendix A for a discussion of Spanish and Portuguese market and economic characteristics.

         Currency Fluctuations. Each Fund normally invests principally in securities denominated in Spanish Pesetas and, with respect to the Spain and Portugal Fund, Portuguese Escudos. Accordingly, a change in the value of the relevant currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. In addition, although most of the Funds' income will be received or realized in such currencies, the Funds could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Funds incur expenses in U.S. dollars and the time cash expenses are paid, the amount of either currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Each of the foreign currencies is exchangeable into U.S. dollars, subject, in certain cases, to obtaining necessary governmental consents. Each Fund may enter into transactions to hedge foreign currency exchange rate risks. For additional information on the Spanish and Portuguese economies, currency exchange rates and markets, see Appendix A.

         Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. For example, common currency for the European Union) in January 1999 and its effect on the value of securities denominated in Spanish Pesetas or Portuguese Escudos. These currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

         Repurchase Agreements and Loan Participations. Each Fund may enter into repurchase agreements. The Spain and Portugal Fund may enter into repurchase agreements with respect to any securities in which it may invest and with parties who meet creditworthiness standards approved by the Fund's Directors. The Growth Fund of Spain may enter into repurchase agreements with respect to its U.S. dollar-denominated debt securities, and limits the total amount of all repurchase agreements having a maturity greater than seven days, plus the total value of all securities held by the Fund which are not readily marketable, to 25% of total assets. As of March 31, 1998, all of the Spain and Portugal Fund's assets were readily marketable. As if that same date 1.1% of the Growth Fund of Spain's assets were not readily marketable.

         Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Scudder Kemper will monitor and mark to market the value of such securities daily to assure that the value equals or exceeds the repurchase price. Scudder Kemper also monitors the creditworthiness of parties to repurchase agreements under the Directors' general supervision. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions on the Fund's ability to dispose of the underlying securities.

         The Spain and Portugal Fund may purchase fixed or floating rate loans or participation interests in loans that have been made by one or more banks. These investments will be, in Scudder Kemper's judgment, of a quality equivalent to investments bearing an "A" rating by Moody's or S&P and may, in some instances, be backed by an agreement with a lending bank to repurchase the loans or by specific collateral. In assessing the investment quality of such loans or participation interests, Scudder Kemper will take into account the strength of any bank that agrees to repurchase the loan.

         Participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation interests, the Fund will generally have no right to enforce compliance by the borrower with the terms of the loan agreement with the lender, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest. In the event of the insolvency of the lender selling a participation interest, the Fund may be treated as a general creditor of the lender and may not benefit from set-off between the lender and the borrower.

         The Fund may have difficulty disposing of participation interests. Because no readily available secondary trading market in such participation interests typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. This lack of liquidity will have an adverse effect on the Fund's ability to dispose of participation interests in response to a specific economic event, such as a deterioration of the creditworthiness of the borrower. The lack of a liquid secondary market may also make it more difficult to assign a value to participation interests for purpose of valuing the Fund's portfolio and calculating its net asset value.

         The Spain and Portugal Fund will normally invest less than 20% of its total assets in repurchase agreements and participation interests. As of March 31, 1998, neither the Spain and Portugal Fund nor the Growth Fund of Spain was invested in repurchase agreements or participation interests. While the Growth Fund of Spain is permitted to invest up to 25% of its assets in debt securities, it generally does not invest in loan participations.

         Unlisted and Illiquid Securities. The Growth Fund of Spain is permitted to invest up to 25% of its total assets in unlisted equity and debt securities of Spanish companies and in securities that are not readily marketable. As of March 31, 1998, 1.1% of the total assets of the Growth Fund of Spain were invested in such unlisted equity and debt securities. The Spain and Portugal fund may invest up to 15% of its total assets at the time of investment in unlisted equity securities. As of March 31, 1998, 1.3% of the total assets of the Spain and Portugal Fund were invested in such unlisted equity securities. There is no requirement to register the sale of securities with a government agency in Spain and there are no legal restrictions on resales of such securities, either as to length of time such securities must be held or manner of resale. However, there may be contractual restrictions on resale of such securities. In addition, there is no existing trading market for the purchase and sale of such securities and such securities may not be able to be sold readily. Such securities are therefore unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of unlisted securities may be lower or higher than Scudder Kemper's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Unlisted securities are more likely to be issued by emerging, small or family businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies.

         Currency Transactions and Derivatives. From time to time, each Fund may engage in currency exchange transactions to attempt to manage exchange rate risk. Foreign currency transactions and other derivative contracts have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Scudder Kemper's view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. The Spain and Portugal Fund will use currency transactions only for hedging and not speculation. The Fund will conduct its currency exchange transactions either on a spot, i.e., cash, basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund's dealings in forward currency will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency.

         The Spain and Portugal Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or U.S. Government securities or other high grade liquid debt securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the forward contract.

         The Spain and Portugal Fund may enter forward foreign currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such dividend or interest payment is to be received.

         At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

         The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit risk of loss due to decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

         If devaluation in any currency is generally anticipated by Scudder Kemper, the Spain and Portugal Fund may not be able to contract to sell currency at a price above the devaluation level it anticipated.

         The Spain and Portugal Fund will not enter forward contracts to purchase or sell currency if as a result thereof more than 5% of the Fund's net assets are at risk in closing all contracts.

         The Spain and Portugal Fund may enter into futures contracts on equity and debt securities eligible for investment by the Fund, and on securities indices. Financial futures contracts have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Scudder Kemper's view as to certain market movements is incorrect, the risk that the use of such contracts could result in losses greater than if they had not been used. There may be an imperfect correlation between price movements of futures contracts and price movements of the underlying securities, thereby creating the possibility that losses may be greater than gains in the value of the Fund's position. Although the use of futures contracts for hedging may tend to minimize the risk of loss due to a decline in value of the hedged position, potential gain which might result from an increase in value of such position may also be limited. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where exposure is limited to the cost of the initial premium. The use of futures contracts is a highly specialized activity that involves skills, techniques, and risks different from those associated with the selection of the Fund's equity or debt investments. Losses resulting from the use of futures contracts will result in a reduction of net asset value, and possibly income, and such losses may be greater than if such contracts had not been utilized. The Growth Fund of Spain generally does not enter into futures contracts with respect to equity and debt securities or securities indices.

         Warrants. The Spain and Portugal Fund may invest in warrants, which are securities permitting, but not obligating, their holders to subscribe for other securities or commodities. The Fund may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities and a warrant ceases to have value if it is not exercised prior to its expiration date. Consistent with the Fund's investment policies as described above, the Fund may retain in its portfolio any securities received upon the exercise of a warrant and may also retain in its portfolio any warrant acquired as a unit with a debt instrument if the warrant begins to trade separately from the related debt instrument. The Growth Fund of Spain generally does not invest in warrants.

         Portfolio Turnover Rate. The Spain and Portugal Fund and the Growth Fund of Spain do not engage in the trading of securities for the purpose of realizing short-term profits, but adjust their portfolio as they deem advisable in view of prevailing or anticipated market conditions to accomplish the Funds' investment objective. It is not anticipated that the annual portfolio turnover rate of the Spain and Portugal Fund will exceed 150%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. Federal income tax purposes. The Spain and Portugal Fund's portfolio turnover rate for the fiscal years ended September 30, 1997 and 1996 was 115% and 66%, respectively. The Growth Fund of Spain's portfolio turnover rate for the fiscal years ended November 30, 1997 and 1996 was 29% and 45%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Registrant's portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

         Borrowing. The Spain and Portugal Fund is authorized to borrow money from banks for temporary or emergency purposes or for the clearance of transactions in an aggregate amount not exceeding 10% of its total assets (not including the amount borrowed). The Growth Fund of Spain intends to borrow only to finance tender offers and share repurchases, and may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets. Borrowing increases exposure to capital risk, and borrowed funds are subject to interests costs that may offset or exceed the return earned on investment of the amounts borrowed.

         Fundamental Policies. Each Fund has "fundamental" investment policies which may be changed only with stockholder approval, and "nonfundamental" investment policies which may be changed only with the approval of the Fund's Board of Directors. Following is a description of certain of the Funds' current fundamental investment policies which are substantially similar:

         Neither Fund may make investments for the purpose of exercising control over, or management of, the issuer of any securities.

         Neither Fund may purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

         Neither Fund may act as underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of portfolio securities. The Spain and Portugal Fund may enter into stand-by commitments to purchase underwritten securities that are not subscribed from the underwriters of such securities.

         Neither Fund may buy or sell real estate or interest in real estate, except that they may invest in securities issued by companies, including real estate unit investment trusts, that invest in real estate or interests therein. The Spain and Portugal Fund may invest in securities secured by real estate or interests in real estate.

         Neither Fund may buy or sell commodities or commodity contracts, provided that transactions in foreign currencies and forward contracts (and, with respect to the Growth Fund of Spain, stock index futures contracts and options thereon) and are not considered by the Funds to be transactions in commodities or commodities contracts.

         Neither Fund may make loans, except to the extent that the purchase of portfolio securities consistent with each Fund's investment objective and policies or the acquisition of securities subject to repurchase agreement may be deemed to be loans.

         Certain of the Funds' fundamental policies differ in material ways, as follows:

         As discussed above under "Portfolio Diversification", the Spain and Portugal Fund is classified as a non-diversified company under the Investment Company Act, while the Growth Fund of Spain is classified as a diversified company.

         The Spain and Portugal Fund may not make short sales of securities, maintain a short position or write put and call options. The Growth Fund of Spain may make short sales if, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets, and has no fundamental policy on writing put or call options.

         The Spain and Portugal Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes in amounts not exceeding 10% of its total assets (not including the amount borrowed). The Growth Fund of Spain may borrow money or issue senior securities to finance the repurchase of and/or tenders for its shares if, after such borrowing or issuance there is asset coverage of at least 300% as defined in the

Investment Company Act, and may borrow for temporary purposes in an additional amount not exceeding 5% of the value of the total assets of the Fund.

         The Spain and Portugal Fund may not purchase any security if, as a result, more than 25% of the Fund's total assets would then be invested in the securities of any single issuer or in securities of issuers in any one industry or group of industries. The Growth Fund of Spain has no comparable fundamental restriction.

         The Growth Fund of Spain may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings or in connection with hedging and risk management strategies, may not invest in interests in oil, gas, or other mineral exploration or development programs (except that it may purchase and sell securities of companies which deal in oil, gas or other mineral exploration or development programs), and may not invest in securities of other investment companies (except as part of a merger, consolidation or other acquisition) if more than 3% of the outstanding voting stock of any such investment company would be held by the Fund, if more than 5% of the total assets of the Fund would be invested in any such investment company, or if the Fund would own, in the aggregate, securities of investment companies representing more than 10% of its total assets. The Spain and Portugal Fund has no comparable fundamental restrictions.

         U.S. Federal Income Taxes. The following is a brief summary of certain U.S. federal income tax issues that apply with respect to each Fund. Please see the Statement of Additional Information applicable to each Fund for a more detailed discussion of these topics. Stockholders should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership and disposition of shares of each Fund's shares, as well as tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         Each Fund intends to qualify each year and elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its stockholders. Each Fund intends to make timely distributions to avoid tax liability.

         Dividends out of net ordinary income and distributions of net short-term capital gains are generally taxable as ordinary income, whether received in cash or reinvested in shares of the applicable Fund. It is unlikely that dividends from net ordinary income will be eligible for the corporate dividends-received deduction.

         Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional shares of the applicable Fund, will generally be taxable to stockholders at a maximum rate of 20% or 28%, depending upon the applicable Fund's holding period in the assets whose sale gives rise to the gain; these rates apply regardless of the length of time a stockholder has held the applicable Fund shares. If a stockholder disposes of Fund shares held for six months or less and during that period receives a distribution taxable to the stockholder as long-term capital gain, any loss realized on the sale of such Fund shares will be long-term loss to the extent of such distribution.

         The amount of an income dividend or capital gains distribution declared by each Fund during October, November or December of a year to stockholders of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by stockholders on December 31 of the prior year.

         A dividend or capital gains distribution with respect to shares of each Fund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Stockholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by the Fund for the preceding year. Distributions by each Fund generally will be subject to state and local taxes.

         Certain stockholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, each Fund is required to withhold taxes at the rate of 31% on dividends and capital gains distributions. Amounts withheld may be credited against a stockholder's federal income tax.

         Spanish Taxes. The following description of certain Spanish tax matters represents the opinion of the Spain and Portugal Fund's Spanish counsel based upon current law and interpretations thereof. No advance rulings have been obtained from the Spanish tax authorities and an opinion of counsel is not binding on the Spanish tax authorities. No assurance can be given that applicable tax laws and interpretations thereof will not change in the future.

         Neither the Fund nor the Fund's stockholders, solely by reason of being stockholders of the Fund, will be treated as residents of Spain or as carrying on a business in Spain. No Spanish tax, other than tax on dividends, interest, and capital gains as discussed below, will be applicable to the Fund or the Fund's stockholders, other than stockholders who are residents of Spain or who are subject to tax in Spain for reasons other than their status as stockholders of the Fund.

         Under Spanish law, dividends and interest income paid by Spanish resident entities to holders of shares or securities who are non-residents of Spain are subject to income tax withheld at source at a rate of 25% on the gross amount of the income. However, under the Convention for the Avoidance of Double Taxation signed by Spain and the United States on February 22, 1990 (the "Convention"), a holder of shares that is resident of the United States for purposes of the Convention (and who does not have a fixed base in Spain from which such holder performs or has performed independent personal services and whose holding is not effectively connected with a permanent establishment in Spain through which such holder carries on or has carried on a business) (a "United States resident") who obtains dividends from a Spanish resident entity generally is subject to the Convention's reduced rate of 15% of the gross amount of income. If the United States resident is a corporation and owns at least 25% of the voting stock of the Spanish resident entity, tax will be levied at a 10% rate. Also under the Convention, a United States resident that receives interest from a Spanish resident entity is subject to the Convention reduced rate of 10% of the gross amount of income.

         If the normal 25% rate is initially applied to a United States resident, a refund for the amount withheld in excess of the Convention-reduced rates can generally be obtained, subject to applicable procedures.

         Under Spanish law, capital gains derived from the disposal of shares or securities issued by Spanish resident entities are considered to be Spanish sourced income subject to income tax at a 35% rate. However, by virtue of the Convention, no Spanish tax would be levied on capital gains upon the disposal of shares or securities issued by Spanish resident entities by a United States resident, provided that such United States resident has not maintained a direct or indirect holding of 25% or more of the share capital of the Spanish resident entity during the twelve months preceding the disposition of the securities.

         Capital borrowed by the State of Spain or its autonomous entities is deemed Public Debt under Spanish Law. Interest paid on Public Debt to non-residents of Spain who are not acting through a permanent establishment in Spain is generally exempt from taxation in Spain. In addition, capital gains realized by non-residents not acting through a permanent establishment in Spain on the sale or disposition of Public Debt is generally exempt from taxation in Spain.

         Under Spanish law, transfers of shares are exempt from the stamp duty, value added tax, and transfer tax. However, the transfer tax exemption will not apply and the transfer of shares will be subject to transfer tax when (i) at least 50% of the total assets of the company whose shares are transferred consist of real estate located in Spain, and (ii) as a result of the transfer, the acquiror obtains a control position over the company.

         Generally, the Spanish taxes described above will be imposed on, and paid by, the Fund (and not its stockholders). Under U.S. tax law, the Fund may be able to pass through to its stockholders a credit for such taxes.

         Portuguese Taxes. The following description of certain Portuguese tax matters represents the opinion of the Spain and Portugal Fund's Portuguese tax counsel based upon current law and interpretations thereof. No advance ruling has been obtained from the Portuguese tax authorities and an opinion of counsel is not binding on the Portuguese tax authorities. No assurance can be given that applicable tax laws and interpretation thereof will not change in the future.

         Neither the Fund nor the Fund's stockholders, solely by reason of being stockholders of the Fund, will be treated as residents of Portugal or as carrying on a business in Portugal. No Portuguese tax other than those described below, will apply to the Fund or its stockholders, other than stockholders who are residents of Portugal or who are subject to tax in Portugal for reasons other than their status as stockholders of the Fund.

         The tax regime applicable to Portuguese income obtained by the Spain and Portugal Fund is provided by (i) the Portuguese Corporate Income Tax Code;
(ii) the Portuguese Gift and Inheritance Tax Code; and (iii) the Treaty for the avoidance of Double Taxation and Prevention of Fiscal Evasion signed by Portugal and the United States on September 6, 1994 and in force since January 1996 (the "Treaty").

         Under Portuguese law, dividends paid by Portuguese entities to holders of shares who are non-residents of Portugal are subject to income tax withheld at the source at the general rate of 25% on the gross amount of income. In addition a further withholding of substitute gift and inheritance tax at the rate of 5% is levied. However, according to the provisions of the Portuguese Statute of Fiscal Incentives, 50% of the gross income or dividends paid on shares listed on the Lisbon Stock Exchange is exempt from withholding tax, resulting in an effective tax rate of 12.5%. Further, under the Treaty, the rate of withholding tax on dividends will not exceed 15%, and the rate of withholding with respect to the substitute gift and inheritance tax on dividends distributed to a United States resident will not exceed 5%.

         However, if a United States resident for purposes of the Treaty owns 25% or more of the share capital of a Portuguese resident company, the rate applicable under the Treaty is:

                  (a) for dividends paid until December 31, 1999, a rate of 10%;

                  (b) after December 31, 1999, the same rate applicable to the dividends of a similar nature paid to residents of European Union member States, provided that in no event shall the applicable rate be lower than 5%.

         Interest payments to non-residents of Portugal are subject to a general 20% withholding tax rate. However, the Treaty provides a reduction to a 10% rate for United States residents.

         The limitation of Portuguese tax provided by the Treaty can be obtained either through the refund system or through the reduction at the source, subject to applicable procedures.

         Capital gains derived by a corporate non-resident holder, such as the Spain and Portugal Fund, from the disposal of shares or securities issued by Portuguese resident entities are not subject to Portuguese capital gains tax unless such gains are effectively connected with a permanent establishment in Portugal. As noted above, neither the Fund nor the Fund's stockholders, solely by reason of being stockholders of the Fund, will be treated either as residents of Portugal or as carrying on a business in Portugal.

         Interest paid on treasury securities issued by the Portuguese government and designated as Public Debt Securities by the Ministry of Finance and held by entities that do not have a residence, place of administration or permanent establishment in Portugal is generally exempt from taxation in Portugal. In addition, capital gains realized on the sale or disposition of such Public Debt Securities by the Spain and Portugal Fund (as an entity that does not have a residence, place of administration or permanent establishment in Portugal) are generally exempt from Portuguese taxation.

         Generally, the Portuguese taxes described above will be imposed upon, and paid by the Fund (and not its stockholders). Under U.S. tax law, the Fund may be able to pass through to its stockholders a credit for such taxes.

         No Portuguese transfer or stamp tax shall be due upon the transfer of portfolio securities, except for a 4% stamp duty on brokerage fees, bank settlement fees and commissions, if any, paid on the transfer of securities.

         Qualification for Spanish and Portuguese Treaty Benefits. The Spain and Portugal Fund and the Growth Fund of Spain have qualified for treatment as a "United States resident" under the Convention and, with respect to the Spain and Portugal Fund, the Treaty.

                          INFORMATION ABOUT THE MERGER

         General. Under the Plan, the Growth Fund of Spain will merge with and into the Spain and Portugal Fund on the Effective Date. On the Effective Date, the separate existence of the Growth Fund of Spain will cease and the Spain and Portugal Fund will be the surviving corporation. The Growth Fund of Spain would then be deregistered as an investment company under the Investment Company Act and cease its separate existence under Maryland law, and its shares of common stock would be removed from listing on the NYSE and withdrawn from registration under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act").

         Each share of outstanding stock of the Growth Fund of Spain will be converted into an equivalent dollar amount of full shares of stock of the Spain and Portugal Fund plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date. No sales charge or fee of any kind will be charged to the Growth Fund of Spain stockholders in connection with their receipt of Spain and Portugal Fund common stock in the Merger.

         Because the net assets of the Growth Fund of Spain are currently greater than the net assets of the Spain and Portugal Fund, it is expected that on the Effective Date, the current stockholders of the Spain and Portugal Fund will hold a minority of the shares of common stock of the Spain and Portugal Fund.

         The Merger is expected to occur on _______, 1998, or on such later date as the parties may agree in writing. Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds' shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the common stockholders of the Funds will be bound by the terms of the Merger. However, any common stockholder of either Fund may sell his or her shares of common stock at any time on the NYSE.

         The Plan may be terminated and the Merger abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Effective Date (i) by the mutual written consent of the Board of Directors of each Fund, or (ii) by either Fund if the conditions to that Fund's obligations under the Plan have not been satisfied or waived. If the Merger has not been consummated by December 31, 1998, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the Board of Directors of each Fund.

         Reasons for the Merger. The proposed Merger was presented to the Board of Directors of each Fund for consideration and approval at separate meetings of each Board held on April 14, 1998. All of the Directors of each Fund were present at the meeting in person or by telephone. For the reasons discussed below, the Board of Directors of each Fund, including a majority of the Non-interested Directors of each Fund, after consideration of the potential benefits of the Merger to the stockholders of each Fund and the expenses expected to be incurred by the each Fund in connection with the Merger, has determined that the interests of the existing stockholders of its respective Fund will not be diluted as a result of the proposed Merger, and that the proposed Merger is in the best interests of its respective Fund. The Board of Directors of the Spain and Portugal Fund approved the Merger by a unanimous vote, and the Board of Directors of the Growth Fund of Spain approved the Merger by a vote of 6 to 2, with Messrs. Gregory L. Melville and Moritz A. Sell voting against the Merger.

         Each Board of Directors has, over the years, discussed the significance of the existence of the discount to net asset value at which each Fund's shares have traded on the stock exchanges on which the Fund's have been listed and the impact on stockholders of the discount. Each Board has discussed and considered various alternative strategies to address the discount, including instituting share repurchases, combining with other funds, converting to an open-end format, or liquidating. The Directors of each Fund have, however, consistently concluded that it was in the best interests of each Fund and its stockholders to maintain the current closed-end format, because, in the view of the Boards and of Scudder Kemper, the closed-end format is the most appropriate investment vehicle for participating in the Spanish and Spanish and Portuguese equities markets, respectively. In Scudder Kemper's view, many attractive equity investment opportunities in Spain and Portugal have been and continue to be found in the small-capitalization and less liquid sectors of those markets. This view is reflected in the portfolios of the Funds, which contain significant positions in smaller and lightly traded companies that might not be sufficiently liquid for an open-end fund in the amounts currently held by the Funds. The Board of Directors of each Fund believes that the long-term performance of each Fund supports Scudder Kemper's view. Further, in light of the current amounts of appreciated securities in each Fund's portfolio, conversion of the Funds to open-end status, or the institution of a cash tender offer, could have adverse tax consequences for those stockholders who remain invested in either Fund, because the Funds would likely be forced to liquidate portfolio holdings, and thereby realize significant gains, to meet redemptions or to make payments pursuant to a cash tender offer. Any such gains would be distributable and taxable to all stockholders of the respective Fund, not limited to those stockholders leaving the Fund. Remaining stockholders would thus bear their share of these taxable gains as well as any remaining unrealized gains in the Fund's portfolio.

         In connection with recent stockholders' consideration of new advisory agreements for the Funds in the context of a transaction involving the combination of Scudder, Stevens & Clark, Inc. and Zurich

Kemper Investments, Inc. to form Scudder Kemper, certain large stockholders of each Fund expressed the view that the Funds should take steps to allow them to realize net asset value on their investment. Scudder Kemper also communicated with other stockholders of the Funds, who voiced their continued support for the closed-end structure and opposed proposals to convert to open-end status or to liquidate. Scudder Kemper believes that many of the larger stockholders of the Funds who would prefer that the Fund convert to open-end status or liquidate are tax-exempt entities or foreign entities not generally subject to U.S. tax. However, much of the stockholder base of each Fund is comprised of individual investors who are subject to U.S. tax, and who therefore would be potentially subject to significant taxes on realized capital gains should the Funds be forced to sell portfolio positions to fund redemptions or liquidation distributions.

         In the context of each Board's ongoing consideration of the impact of the market price discount on each Fund and its stockholders, each Board requested that Scudder Kemper evaluate possible alternatives that would address these concerns. The Boards further requested that, in evaluating the possible alternatives, Scudder Kemper take into consideration the interests of all stockholders.

         The alternatives available to the Funds, including the full range of alternatives that has been reviewed in the past discussions of the discount issue, were considered at meetings of each Board of Directors held in the fourth quarter of 1997 and in January, February, March and April 1998, including meetings at which representatives of Scudder Kemper were not present. After consideration of these alternatives, Scudder Kemper proposed, and the Board of Directors of each Fund approved, the course of action described below. The Non-interested Directors of the Spain and Portugal Fund were assisted in their consideration of this matter by Ropes & Gray, counsel to such Non-interested Directors. Similarly, the Directors of the Growth Fund of Spain, all of whom are Non-interested Directors, were assisted in their consideration of this matter by Vedder, Price, Kaufman & Kammholz, counsel to the Growth Fund of Spain and to the Growth Fund of Spain's Non-interested Directors. Both Funds were also assisted in their consideration of this matter by Dechert Price & Rhoads, counsel for the Spain and Portugal Fund. Dechert Price & Rhoads also assisted Scudder Kemper in the development of its proposal for the Merger and Redemption Offer.

         The proposal consists of two discrete and severable steps. The first is a combination of the Funds to create a single closed-end vehicle investing in the equity securities of Spanish and Portuguese companies. The second is a one-time in-kind Redemption Offer, to be made following consummation of the Merger. After consummation of the Merger, it is proposed that stockholders of the Spain and Portugal Fund will be offered the opportunity to demand redemption of their shares in-kind at net asset value in exchange for portfolio securities of the Spain and Portugal Fund. The Redemption Offer would be subject to limitations and conditions to preserve the tax-free status of the Merger and to attempt to position the redemptions to qualify as "sales or exchanges" taxable at capital gains rates rather than being treated as dividends taxable at ordinary income rates under applicable tax law. As a consequence of this proposed structure of the Redemption Offer, only those stockholders who desire to receive the net asset value of their investment in the Spain and Portugal Fund would recognize capital gains at the time the Redemption Offer is effected; the remaining stockholders of the Spain and Portugal Fund would not realize capital gains as a consequence of the elections by redeeming stockholders. As a consequence of the Merger, the Fund that survives following the Redemption Offer should have sufficient assets to permit it to be a viable closed-end investment company for the benefit of those stockholders who prefer the closed-end format.

         IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF EACH FUND, THE MERGER FOLLOWED BY THE REDEMPTION OFFER SERVES THE BEST INTERESTS OF EACH FUND AND ITS STOCKHOLDERS BECAUSE IT IS DESIGNED TO PERMIT A SIGNIFICANT AMOUNT OF THE MERGED FUND'S SHARES TO BE REDEEMED (IN-KIND) AT NET ASSET VALUE WHILE MAINTAINING THE FUND'S CLOSED-END FORMAT AND AVOIDING THE IMPOSITION OF A POTENTIALLY SIGNIFICANT TAX LIABILITY ON THOSE STOCKHOLDERS WHO DO NOT PARTICIPATE IN THE REDEMPTION OFFER. It is not possible to predict what percentage of stockholders may elect to tender their shares in response to the Redemption Offer and therefore it is not possible to predict which, if any, of the limitations discussed above may be imposed on the Redemption Offer.

          In considering the merits of the Merger proposal, the Boards also considered the larger potential asset size that could result from the combination of the Funds, the proposed fee structure and the resulting economies of scale. Based on data presented by Scudder Kemper, the Board of Directors of each Fund believes that a combination of the Funds may result in operating expenses that will be lower than the aggregate operating expenses of either Fund currently, and following the Redemption Offer, lower than the operating expense ratios that would be attained if the Funds had independently offered a redemption right to stockholders and had not been merged. However, economies of scale achieved as a result of the Merger may be reduced depending on the results of the Redemption Offer. With respect to the Growth Fund of Spain, the operating expense ratio of the Spain and Portugal Fund after the Merger and Redemption Offer are effected may be higher than that Fund's current operating expenses.

         The Boards also considered that a larger asset base could provide benefits in portfolio management. After the Merger, the Spain and Portugal Fund may be better able to diversify portfolio holdings and thereby mitigate risks, while participating in more investment opportunities. In addition, a larger asset size could result in a more liquid trading market for shares of the Spain and Portugal Fund than either Fund currently enjoys, which might have a positive impact on the discount at which each Fund's shares have tended to trade. The ability of the Spain and Portugal Fund to realize these benefits after the Merger will be affected by the results of the Redemption Offer. Further, the Merger itself should focus the attention of a wider circle of securities analysts on the Funds, and after the Merger, may facilitate securities analysts' following of the Spain and Portugal Fund because the Merger may eliminate confusion in the marketplace that results from two funds with the same objective and similar policies managed by the same adviser.

         There can be no guarantee that any of these potential beneficial results will be realized, and the results of the Redemption Offer will bear significantly on the asset size and expense ratios of the Spain and Portugal Fund after the Merger. If the Redemption Offer is effected, the net asset level of the Spain and Portugal Fund may be less than the current net asset level of the Growth Fund of Spain.

         The Board of Directors of each Fund, in declaring advisable and recommending the proposed Merger, also considered the following:

                  (1) the capabilities and resources of Scudder Kemper and its affiliates in the areas of investment management and stockholder servicing;

                  (2) expense ratios and information regarding fees and expenses of the Funds;

                  (3) the terms, conditions and costs of the Merger and whether it would result in dilution of the interests of each Fund and its existing stockholders;

                  (4) the compatibility of each Fund's portfolio securities, investment objective, policies and restrictions;

                  (5) the tax consequences to each Fund and its stockholders in connection with the Merger; and

                  (6)      the anticipated expenses of the Merger.

         In reviewing issues relating to the structure of the Merger and Redemption Offer and the selection of the surviving corporation in the Merger, each Board considered information provided to them by Scudder Kemper concerning the comparative performance records of the two Funds, public and market perception of the two Funds, the relative size of the two Funds, the investment policies, strategies and personnel Scudder Kemper intends to utilize in managing the merged fund, and Scudder Kemper's recommendation that the Spain and Portugal Fund be the surviving corporation. In evaluating the comparative fee and expense structures of the two Funds, the Boards noted that Scudder Kemper was proposing to reduce the investment advisory and administration fee for the Spain and Portugal Fund to a level comparable to the fee charged to the Growth Fund of Spain for these services, and to assume (1) the costs of providing accounting services to the Spain and Portugal Fund, and (2) the expenses of its employees incurred in attending Board meetings of the Fund. These changes would give the Spain and Portugal Fund a fee and expense structure equivalent to that of the Growth Fund of Spain. Finally, each Board considered the impact of a proposed breakpoint in the investment advisory and administration fee for the Spain and Portugal Fund, to be implemented in the event the Merger is consummated.

         Each Board further considered Scudder Kemper's views as to the relative attributes of a mandatory open-ending provision such as that currently applicable to the Growth Fund of Spain and that had formerly been applicable to the Spain and Portugal Fund, but was repealed by stockholders in 1994. The Boards considered Scudder Kemper's contentions that such policies are not generally in the best interests of stockholders because they (1) unwisely limit the discretion of the Board of Directors to make recommendations and to take action that may be in the best interests of stockholders at a particular point in time, (2) potentially put the Board of Directors in the awkward, time-consuming and costly position of having to oppose such proposals to fulfill their duties to recommend actions that they believe are in the best interests of stockholders, and (3) inhibit the ability of a fund's portfolio managers to make investments in the less liquid sectors of the markets in which a fund may invest, which sectors could provide access to greater investment values. Each Board finally considered a proposed form of open-ending policy to be adopted by the Spain and Portugal Fund that would be implemented if the Merger is consummated and certain conditions are met. This policy is intended to give stockholders the opportunity to consider the effectiveness of implementation of the proposed Merger and Redemption Offer in addressing stockholder interests.

         Based on the factors discussed above, the Board of Directors of each Fund concluded that the expenses of the Merger are outweighed by the benefits that are anticipated to be derived from the Merger.

         Terms of the Proposed Redemption Offer. As presently conceived, the terms of the Redemption Offer would be as follows:

                  1. After the Merger occurs, each stockholder would be offered the opportunity to redeem in-kind all, but not less than all, shares of the Spain and Portugal Fund that he or she owns. For this purpose, each stockholder would have to take into account any shares owned directly or attributable to him or her under Section 318 of the Code. Thus, if a mother and a daughter each owned shares and one wanted to redeem, both would have to request redemption of all of her shares.

                  2. To preserve the federal income tax-free character of the Merger, stockholders in the aggregate may not redeem more than 50% of shares of the Spain and Portugal Fund received in exchange for shares of the Growth Fund of Spain ("Target Shares"). So as to treat stockholders equally whether they were previously stockholders of the Spain and Portugal Fund or the Growth Fund of Spain, not more than 50% of shares of the Spain and Portugal Fund outstanding immediately prior to the Merger could be redeemed ("Acquiring Shares").

                  3. If more than 50% of the Target Shares are tendered for redemption or if more than 50% of the Acquiring Shares are tendered for redemption, the Spain and Portugal Fund would impose a pro rata reduction in the number of shares accepted for redemption from all tendering stockholders of the Spain and Portugal Fund. The percentage reduction would be the greater of the percentage necessary to reduce either the Target Shares redeemed or Acquiring Shares redeemed to 50%. Thus, if 60% of Target Shares and 70% of Acquiring Shares are tendered for redemption, only 5/7ths of the shares tendered would be redeemed (that is the greater of the proportionate reduction necessary to achieve the 50% limit of the Target Shares (1/6th) or the Acquiring Shares (2/7th)).

                  4. If more than 75% of the Target Shares or the Acquiring Shares are tendered for redemption, the Redemption Offer would be canceled and the Board of Directors of the Spain and Portugal Fund would consider other options to permit stockholders to elect to realize net asset value, which possibly could include conversion of the Spain and Portugal Fund to open-end status, liquidation or a cash tender offer, all of which alternatives could result in the realization of capital gains by the Spain and Portugal Fund and its stockholders. While the Board of Directors of the Spain and Portugal Fund currently anticipates that it would take such actions, there can be no assurance that the Board of Directors of the Spain and Portugal Fund, at that time, will determine that any such alternative is in the best interests of the Fund or its stockholders.

                  5. Securities selected to be distributed in-kind will be distributed to stockholders after excluding: (a) securities which, if distributed, would be required to be registered under the Securities Act of 1933;
                           (b) securities issued by entities in countries which
                           (i) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as the Funds, or (ii) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and
                           (c) certain portfolio assets (such as forward foreign currency exchange contracts, futures and options contracts, and repurchase agreements) that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership. Securities to be distributed to stockholders through an in-kind redemption will be further limited to securities which are traded on a public securities market or for which quoted bid prices are available. The Spain and Portugal Fund may distribute cash in lieu of securities held in its investment portfolio not amounting to round lots (or which would not amount to round lots if included in the in-kind distribution), fractional shares, and accruals on such securities.

         The limitations and terms discussed above are subject to change.

         Unless a stockholder elects otherwise, the in-kind redemption proceeds would be invested in an open-end fund to be established and managed by Scudder Kemper. This open-end fund would likely have greater relative holdings in the medium and large capitalization issuers to maintain required liquidity levels. Shares of this open-end fund would be redeemable at net asset value subject to a redemption fee of up to

2% on redemptions of shares made within one year of investment, although stockholders would receive credit for the time they held their shares of either of the Funds. Therefore, long-term stockholders of either Fund would not be subject to a redemption fee. An election by a stockholder to retain the in-kind distribution of the Spain and Portugal Fund's portfolio securities rather than invest that distribution in the open-end fund may result in increased expenses for that stockholder, including brokerage fees and expenses associated with retaining or selling such securities, as well as applicable transfer fees and taxes.

         The Redemption Offer is subject to regulatory approval, including the approval of an application for exemptive relief filed with the SEC and a ruling request filed with the Internal Revenue Service. The Funds have requested such approvals, although there can be no assurance when or if they will be obtained. Because of the expected timing for the receipt of responses to these regulatory requests, it is anticipated that the Redemption Offer will be initiated no earlier than the fourth quarter of 1998.

         It is not possible to predict what percentage of stockholders may elect to tender their shares in response to the Redemption Offer and therefore it is not possible to predict which, if any, of the limitations discussed above may be imposed upon implementation of the Redemption Offer.

         Terms of the Merger Agreement. The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, attached hereto as Exhibit A.

         At the Effective Date, each share of common stock of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Spain and Portugal Fund common stock, plus cash in lieu of fractional shares, computed based on the net asset value per share of each Fund at the Effective Date. The Spain and Portugal Fund may elect to issue shares of common stock to former Growth Fund of Spain stockholders that have been designated as a separate series of shares of common stock of the Spain and Portugal Fund and that would, until the Redemption Offer is completed, trade pursuant to an independent listing and market price on the New York Stock Exchange. The net asset value per share of the Funds shall be determined as of the Effective Date based on the procedures utilized by the Spain and Portugal Fund for valuation of its assets in cooperation with the Growth Fund of Spain. The net asset value per share of the Funds will not be adjusted to take into account differences in unrealized gains and losses.

         The value of the assets of the Growth Fund of Spain to be transferred to the Spain and Portugal Fund will be determined by the Spain and Portugal Fund pursuant to the procedures utilized by the Spain and Portugal Fund in valuing its own assets and determining its own liabilities for purposes of the Merger. Such valuation and determination shall be made by the Spain and Portugal Fund in cooperation with the Growth Fund of Spain and shall be confirmed in writing by the Spain and Portugal Fund to the Growth Fund of Spain. Based upon portfolio analysis performed by Scudder Kemper, it is not presently anticipated that the application of the Spain and Portugal Fund's valuation procedures to the Growth Fund of Spain's portfolio securities will result in a significant difference from the valuation that would result from the application of the Growth Fund of Spain's valuation procedures to such securities. The net asset value per share of Spain and Portugal Fund common stock shall be determined in accordance with such procedures, and the Spain and Portugal Fund shall certify the computations involved. The Spain and Portugal Fund shall issue to the stockholders of the Growth Fund of Spain separate certificates or share deposit receipts for the Spain and Portugal Fund common stock by delivering the certificates or share deposit receipts representing shares of the Spain and Portugal Fund common stock to State Street Bank and Trust Company, as the transfer agent and registrar for Spain and Portugal Fund common stock. With respect to any Growth Fund of Spain stockholder holding certificates representing shares of the common stock of the Growth Fund of Spain as of the Effective Date, and subject to the Spain and Portugal Fund being informed thereof in writing by the Growth Fund of Spain, the Spain and Portugal Fund will not permit such stockholder to receive new certificates representing shares of the Spain and Portugal Fund common stock, until such stockholder has surrendered his or her outstanding certificates representing shares of the common stock of the Growth Fund of Spain or, in the event of lost certificates, posted adequate bond. The Growth Fund of Spain will request its stockholders to surrender their outstanding certificates representing shares of the common stock of the Growth Fund of Spain or post adequate bond therefor. Dividends payable to holders of record of shares of the Spain and Portugal Fund as of any date after the Effective Date and prior to the exchange of certificates by any stockholder of the Growth Fund of Spain shall be paid to such stockholder, without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her stock certificates of the Growth Fund of Spain for exchange.


         PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE MERGER, COMMON STOCKHOLDERS OF THE GROWTH FUND OF SPAIN WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR SPAIN AND PORTUGAL FUND STOCK CERTIFICATES AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL SHARES.

         No fractional shares of the Spain and Portugal Fund will be issued to Growth Fund of Spain stockholders. In lieu thereof, the Spain and Portugal Fund's transfer agent will aggregate all fractional shares of the Spain and Portugal Fund and sell the resulting full shares on the NYSE at the current market price for shares of the Spain and Portugal Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale, without interest, upon surrender of such holder's Growth Fund of Spain common stock certificates.

         The Plan provides, among other things, that the Merger will not take place without: (i) the requisite approval of the stockholders of the Spain and Portugal Fund and the Growth Fund of Spain; (ii) approval by the SEC of an exemptive application filed by the Spain and Portugal Fund and the Growth Fund of Spain with respect to the Merger; and (iii) effectiveness of a Registration Statement on Form N-14.

         The Plan may be terminated at any time prior to the Effective Date by mutual agreement of each Fund's Board of Directors or by either Fund if the other has violated a condition of the Plan. The Plan will automatically terminate after December 31, 1998 if the Merger has not been consummated, unless such time is extended by mutual agreement of the Board of Directors of each Fund.

         The Plan may be amended, modified or supplemented by mutual agreement of the Growth Fund of Spain and the Spain and Portugal Fund but no amendments which would have the effect of changing the provisions for determining the number of shares issued to the Growth Fund of Spain stockholders will be permitted following the Meeting unless those stockholders consent to the amendment.

         Expenses of the Merger. In evaluating the proposed Merger, management of the Funds estimated the amount of additional expenses the Funds would incur, including additional NYSE listing fees, SEC registration fees, legal and accounting fees and increased proxy and distribution costs. This cost is estimated to be $1,500,000. The aggregate amount of estimated expenses of the Merger will be allocated equally among the Funds and Scudder Kemper (including the SEC registration fees and the fees for listing additional shares of the Spain and Portugal Fund on the NYSE).

         Tax Considerations. The Plan and Merger are conditioned upon the receipt by the Funds of an opinion from Dechert Price & Rhoads, and receipt by the Growth Fund of Spain of an opinion from Vedder, Price, Kaufman & Kammholz, substantially to the effect that, based upon the facts, assumptions and representations of the parties, for federal income tax purposes: (i) the Merger will constitute a tax-free

"reorganization" within the meaning of Section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by either Fund as a result of the Merger or on the distribution of Spain and Portugal Fund common stock to Growth Fund of Spain stockholders under Section 361(c)(1) of the Code; (iii) the basis of the assets of the Growth Fund of Spain in the hands of the Spain and Portugal Fund will be the same as the basis of such assets of the Growth Fund of Spain immediately prior to the transfer; (iv) the holding period of the assets of the Growth Fund of Spain in the hands of the Spain and Portugal Fund will include the period during which such assets were held by the Growth Fund of Spain; (v) no gain or loss will be recognized by the stockholders of the Growth Fund of Spain upon the conversion of their Growth Fund of Spain shares into Spain and Portugal Fund common stock except with respect to cash received in lieu of fractional share interests; (vi) the basis of the Spain and Portugal Fund shares received by the stockholders of the Growth Fund of Spain will be the same as the basis of the shares of the Growth Fund of Spain exchanged therefor;
(vii) the holding period of the Spain and Portugal Fund shares received by the stockholders of the Growth Fund of Spain will include the holding period during which the shares of the Growth Fund of Spain exchanged therefor were held, provided that at the time of the exchange the shares of the Growth Fund of Spain were held as capital assets in the hands of the stockholders of the Growth Fund of Spain; and (viii) cash received for fractional shares will generate gain (but not loss) to stockholders receiving such cash.

         While the Growth Fund of Spain is not aware of any adverse state or local tax consequences of the proposed Merger, it has not requested any ruling or opinion with respect to such consequences and stockholders may wish to consult their own tax advisers with respect to such matters.

         History of the Growth Fund of Spain's Discount. The Growth Fund of Spain's shares have generally traded at a discount to their net asset value per share since shortly after its commencement of operations. See "Additional Information about the Fund - Description of Securities to be Issued. The Board of Directors of the Growth Fund of Spain has considered a number of actions in response to this discount. From December 1990 through October 31, 1997 the Growth Fund of Spain engaged in a stock repurchase plan to attempt to narrow the Fund's discount. In December 1997, the Growth Fund of Spain temporarily suspended its stock repurchase program pending consideration of the Merger and related matters.

         During the past few years, the Growth Fund of Spain has received several stockholder proposals expressing concern regarding the discount. The Growth Fund of Spain's prospectus provides for a trigger mechanism that allows the Fund's stockholders to request that the Fund be converted from a closed-end to an open-end investment company with the affirmative vote of three-fourths of the outstanding shares of common stock of the Fund. Specifically, the prospectus provides that:

                  "Commencing with the fiscal year which begins on December 1, 1994, and in each fiscal year thereafter, if (i) shares of the Fund's common stock (the "Common Stock") traded on the principal securities exchange where listed at an average discount from net asset value of more than 10% determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in such year, and (ii) during such year the Fund received written requests from the holders of 10% or more of the outstanding shares of Common Stock that a proposal, as described below, be submitted to the Fund's shareholders, the Fund will submit to its shareholders at the next succeeding annual meeting of shareholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Articles of Incorporation. Such amendment would provide that, upon its adoption by the holders of three-fourths of the outstanding shares of Common Stock, the Fund will convert from a closed-end to an open-end investment company. The three-fourths vote requirement is higher than the minimum vote required under the 1940 Act and Maryland law."

         At the Growth Fund of Spain's annual meeting of stockholders in 1996, a proposal to convert the Fund to open-end status was presented pursuant to this prospectus policy on open-ending. At that meeting, approximately 30.6% of the Fund's outstanding shares voted in favor of converting to open-end status and, therefore, the proposal was not approved by the required vote of 75% of the Fund's outstanding shares.

         In December 1995, the Growth Fund of Spain received by facsimile a letter from a stockholder requesting that the Fund include a proposal in its proxy statement in connection with its 1996 meeting of stockholders. As finally revised, the proposal was to approve a resolution recommending that the Board approve, and submit for stockholder approval, a fundamental policy requiring the Fund to make offers to repurchase its shares at three month intervals pursuant to Rule 23c-3 under the 1940 Act (the "Interval Fund Proposal"). Investment companies that make such periodic repurchases are commonly referred to as "interval funds."

         At its January 17, 1996 meeting, the Board reviewed the Interval Fund Proposal and determined to seek "no-action" relief under the proxy rules to permit the Fund to omit the Interval Fund Proposal from its proxy statement. The no-action letter was granted; however, the stockholder was permitted to revise its proposal in such a manner that the Fund was required to include it in its proxy statement. At the March 6, 1996 Growth Fund of Spain Board meeting, the Board decided to recommend that stockholders vote against the Interval Fund Proposal.

         The Growth Fund of Spain's proxy statement included the Board's recommendation against the Interval Fund Proposal and an explanation of the Board's reasons for such recommendation. As noted above, the proxy statement also included a Board proposal to open-end the Fund in accordance with a provision in the Fund's prospectus. At the meeting of stockholders, the Interval Fund Proposal was approved by the requisite number of shares (which was a majority of the shares casting votes on the proposal), although only approximately 27.4% of the outstanding shares voted in favor of the proposal. Accordingly, the Board was obligated to consider whether to approve (and then to submit to stockholders for their approval) a formal proposal to adopt the interval fund structure in the form recommended by the Interval Fund Proposal. At its July 24, 1996 meeting, the Board determined that operation of the Fund as an interval fund would not be in the best interest of the Fund, and the Fund issued a press release to that effect.

         On October 10, 1997, the Growth Fund of Spain received a letter dated October 7, 1997 from Bankgesellschaft Berlin requesting that the Fund's Audit and Governance Committee nominate Gregory L. Melville and Moritz A. Sell as candidates for the Board in connection with the December 3, 1997 special meeting which included a proposal to elect two directors -- one to fill a vacancy in the Board and the other to replace a director who intended to resign. Bankgesellschaft Berlin stated that it believed that its nominees would be more committed than management's nominees to reducing or eliminating the discount from net asset valve of the Fund's shares of common stock. On October 14, 1997 the Secretary of the Fund sent a letter to Bankgesellschaft Berlin stating that the Bank's proposed nominees will be presented to the Audit and Governance Committee of the Fund for consideration at its next regularly scheduled meeting.

         On November 3, 1997, Bankgesellschaft Berlin filed with the Commission a preliminary proxy statement in opposition to the Fund to solicit support for electing its nominees to the Board. On November 18, 1997, Bankgesellschaft Berlin filed a definitive proxy statement with the Commission. On November

24, 1997, the Board filed additional proxy solicitation material urging stockholders to vote for management's nominees.

         On December 2, 1997 the Board met and approved a press release announcing that the Board had asked Scudder to "recommend various proposals to enable the shareholders to elect to receive net asset value of the Fund's holding" and that the Board will review the proposals and "intends to take action that it determines is in the best interest of the Fund and its shareholders." In addition, the press release (which was issued on December 3, 1997) announced that the Board would submit for stockholder consideration at the Fund's 1998 annual meeting a proposal to convert the Fund to an open-end fund pursuant to the prospectus policy discussed above. On December 3, 1997, the special meeting was adjourned to December 11, 1997 to count votes with respect to the contested election of directors and to solicit further proxies with respect to the proposal to approve the new investment management and sub-advisory agreements with SKI. On December 8, 1997, the Board met again and issued a press release announcing that preliminary votes indicated that Bankgesellschaft Berlin's nominees (Messrs. Gregory L. Melville and Moritz A.
Sell) received a sufficient number of votes to elect them to the Board and that the Board "is committed to work diligently with the Bank's nominees in reducing or eliminating the discount from net asset value, consistent with their platform and the interests of the Fund and its shareholders." At the stockholders' meeting held on December 11, 1997, Messrs. Melville and Sell were elected by the affirmative vote of 52.4% of the outstanding shares of the Growth Fund of Spain.

         On April 14, 1998, the Board of Directors of the Growth Fund of Spain approved the Merger by a vote of 6 to 2, with Messrs. Melville and Sell voting against the Merger.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         Description of Securities to be Issued. The authorized stock of the Spain and Portugal Fund consists of 200,000,000 shares of common stock, U.S. $0.01 par value. Shares of the Spain and Portugal Fund entitle their holders to one vote per share. Holders of the Spain and Portugal Fund's common stock are entitled to share equally in dividends authorized by the Fund's Board of Directors payable to the holders of such common stock and in the net assets of the Spain and Portugal Fund available for distribution to holders of such common stock. Shares have noncumulative voting rights and no conversion, preemptive or subscription rights, and are not redeemable. The outstanding shares of common stock of the Spain and Portugal Fund are fully paid and nonassessable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. The Spain and Portugal Fund holds stockholder meetings annually.

         For purposes of monitoring compliance with the tax limitations in connection with the Redemption Offer, the Spain and Portugal Fund may elect to issue shares of common stock to former Growth Fund of Spain stockholders that have been designated as separate series of shares of common stock of the Spain and Portugal Fund and that would, until the Redemption Offer has been effected, trade pursuant to an independent listing and market price on the NYSE. Shares of both series would have identical net asset value, voting and other rights and privileges, as described in the preceding paragraph, and neither series would have a preference or priority over the other upon the distribution of the assets of Spain and Portugal Fund or in respect of the payment of interest or dividends.

         The following table shows information about the Common Stock of each Fund as of March 31, 1998.

                             (1)                   (2)                     (3)                        (4)
                       Title of Class       Amount Authorized     Amount held by Fund or      Amount Outstanding
                       --------------       -----------------      for its Own Account        Exclusive of Amount
                                                                   -------------------          Shown Under (3)
                                                                                                ---------------
SPAIN AND PORTUGAL   Common Stock, $.01        200,000,000                 None                    6,511,154
       FUND          par value
  GROWTH FUND OF     Common Stock, $.01        50,000,000               1,479,000                 16,530,293
       SPAIN         par value


         As of March 31, 1998, the shares of common stock of the Spain and Portugal Fund and the Growth Fund of Spain, are listed and trade on the NYSE under the symbols "IBF" and "GSP", respectively. As of March 31, 1998, the net asset value of Spain and Portugal Fund common stock was $19.77, and the market price per share was $18.188. As of that same date, the net asset value of Growth Fund of Spain common stock was $23.54, and the market price per share was $21.5625. If a separate series of shares of common stock of the Spain and Portugal Fund is issued to stockholders of the Growth Fund of Spain in connection with the merger, those shares will be listed on the NYSE and will trade separately from the shares of common stock of the Spain and Portugal Fund currently trading on the NYSE until such time as the Redemption Offer has been effected. Although each series of shares of common stock would have the same net asset value, it is not possible to determine whether such shares will trade at the same market price.

PER SHARE DATA FOR SPAIN AND PORTUGAL FUND COMMON STOCK TRADED ON THE AMERICAN STOCK EXCHANGE (PRIOR TO JULY 30, 1997) AND THE NYSE

                                 HIGH SALES     NET ASSET      PREMIUM      LOW SALES      NET ASSET      PREMIUM
            PERIOD                 PRICE          VALUE       (DISCOUNT)      PRICE          VALUE       (DISCOUNT)
-------------------------------------------------------------------------------------------------------------------
Oct. 1 - Dec. 31, 1995.......     $ 7.938         10.23        (22.4%)       $ 7.125        $ 9.44        (24.5%)
Jan. 1 - March 31, 1996......       8.625         10.81        (20.2%)         7.750         10.36        (25.2%)
Apr. 1 - June 30, 1996.......       9.000         11.02        (18.3%)         8.313         10.82        (23.2%)
July 1 - Sept. 30, 1996......       9.000         11.59        (22.3%)         8.313         11.15        (25.4%)
Oct. 1 - Dec. 31, 1996.......      11.125         13.76        (19.1%)         8.875         11.59        (23.4%)
Jan. 1 - March 31, 1997......      11.500         14.29        (19.5%)        10.500         14.04        (25.2%)
Apr. 1 - June 30, 1997.......      14.000         16.90        (17.2%)        10.750         13.81        (22.2%)
July 1 - Sept. 30, 1997......      14.500         17.34        (16.4%)        12.313         15.75        (21.8%)
Oct. 1 - Dec. 31, 1997.......      15.813         17.28         (8.5%)        11.625         15.11        (23.1%)
Jan. 1 - March 31, 1998......      18.500         20.00         (7.5%)        13.063         14.87        (12.2%)

PER SHARE DATA FOR GROWTH FUND OF SPAIN COMMON STOCK TRADED ON THE NYSE


                                 HIGH SALES     NET ASSET      PREMIUM      LOW SALES      NET ASSET      PREMIUM
            PERIOD                 PRICE          VALUE       (DISCOUNT)      PRICE          VALUE       (DISCOUNT)
-------------------------------------------------------------------------------------------------------------------
Dec. 1 - Feb. 27, 1996.......     $11.875        $13.49        (12.0%)       $10.250        $12.72         (19.4%)
March 1 - May 31, 1996.......      11.750         13.77        (14.7%)        10.625         13.22         (19.6%)
Apr. 1 - Aug. 31, 1996.......      12.125         14.30        (15.2%)        10.625         14.00         (24.1%)
Sept. 1 - Nov. 30, 1996......      12.750         15.72        (18.9%)        11.125         13.92         (20.1%)
Dec. 1 - Feb. 28, 1997.......      13.625         16.04        (15.1%)        11.625         14.64         (20.6%)
March 1 - May 31, 1997.......      14.625         18.40        (20.5%)        12.000         14.93         (19.6%)
June 1 - Aug. 31, 1997.......      16.125         19.38        (16.8%)        13.875         17.52         (20.8%)
Sept. 1 - Nov. 30, 1997......      17.000         19.06        (10.8%)        12.625         17.14         (26.3%)
Dec. 1 - Feb. 28, 1998.......      19.313         20.79         (7.1%)        15.813         17.97         (12.0%)

         Capitalization. The following table shows on an unaudited basis the capitalization of the Spain and Portugal Fund and the Growth Fund of Spain as of March 31, 1998 and on a pro forma basis as of that same date giving effect to the Merger,(1) and the subsequent Redemption Offer:

(In thousands, except per share values)

                               SPAIN AND     GROWTH FUND   PRO FORMA         PRO FORMA      PRO FORMA         PRO FORMA
                               PORTUGAL      OF SPAIN      ADJUSTMENTS       FOR MERGER     FOR 50%           FOR 30%
                               FUND                                                         REDEMPTION(4)     REDEMPTION(5)
Net Assets                     $128,745       $389,176      $(21,903)         $496,018         $248,009         $347,213
Net Asset Value per share(2)   $  19.77       $  23.54            --          $  17.87         $  17.87         $  17.87
Shares outstanding(3)             6,511         16,530         4,717            27,758           13,879           19,430

(1) Assumes the Merger had been consummated on March 31, 1998, and is for information purposes only. No assurance can be given as to how many shares of Spain and Portugal Fund common stock stockholders of the Growth Fund of Spain will receive on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Spain and Portugal Fund common stock that actually will be received on or after such date. Assumes distributions of ordinary income and capital gains, and accrual of estimated Merger expenses of $1,000,000.

(2) Net asset value per share after Merger-related expenses and distribution of ordinary income and realized net capital gains.

(3) Assumes the issuance of 21,247,554 shares in exchange for the net assets of the Growth Fund of Spain. The number of shares issued was based on net asset value of each Fund, net of estimated Merger expenses and distributions on March 31, 1998.

(4) Assumes redemption of 50% of the shares of the Spain and Portugal Fund after the Merger, which is the maximum redemption currently proposed to be permitted pursuant to the Redemption Offer.

(5) Assumes redemption of 30% of the shares of the Spain and Portugal Fund after the Merger.

         Dividends and Other Distributions. Each Fund intends to distribute dividends from its net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by stockholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund are invested in additional shares of the Fund at net asset value and credited to the stockholder's account on the payment date or, at the stockholder's election, paid in cash.

         If the Merger is approved by each Fund's stockholders, then as soon as practicable before the Effective Date the Growth Fund of Spain Fund will pay its stockholders a cash distribution of all undistributed 1998 net investment income and undistributed realized net capital gains, and the Spain and Portugal Fund will pay its stockholders a cash distribution of substantially all undistributed 1998 net investment income and undistributed realized net capital gains.

         Discount to Net Asset Value. Shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Funds' net asset values may decrease, and may be greater for investors expecting to sell their shares in a relatively short period. THE SHARES OF COMMON STOCK OF THE FUNDS SHOULD THUS BE VIEWED AS BEING DESIGNED PRIMARILY FOR LONG-TERM INVESTORS AND SHOULD NOT BE CONSIDERED A VEHICLE FOR TRADING PURPOSES.

         During the period since the inception of the Funds, the common stock of both Funds has generally traded at a discount to net asset value, and does so currently. It is not possible to state whether shares of the Spain and Portugal Fund will trade at a premium or discount to net asset value following the Merger, or the extent of any such premium or discount. The Directors of both Funds regularly consider the respective Fund's market price discount and the effect of the discount on the Fund and its stockholders.

         As discussed above under "Reasons for the Merger", the Board of Directors of the Spain and Portugal Fund currently intends to offer the stockholders of the Spain and Portugal Fund after the Merger the right to demand a one-time redemption of their shares at net asset value in exchange for in-kind securities of the Fund, subject to limitations to preserve the tax-free status of the Merger and to attempt to position the redemptions to qualify as "sales or exchanges" generally taxable at capital gains rates. Further, the Board of Directors of the Spain and Portugal Fund has adopted a policy to be effective in the event that the Merger is consummated and the Redemption Offer is not implemented, or is implemented subject to a pro rata reduction in the number of shares acquired for redemption, pursuant to which if certain conditions are met, the Spain and Portugal Fund would submit an open-ending proposal to stockholders.

         Security Valuation. Spain and Portugal Fund portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

         Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker-dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

         Options contracts on securities, currencies, futures and other financial instruments traded on an exchange are valued at their most recent sales price on such exchange or, if no sales occurred, the option is valued at the calculated mean between the most recent bid quotation and the most recent asked quotations. If there are no such bid and asked quotations, the value is the most recent bid quotation in the case of purchased options and the most recent asked quotation in the case of written options. Over-the-counter traded options are valued at the most recent bid quotation in the case of purchased options and the most recent asked quotations in the case of written options. Futures contracts are valued at the most recent settlement price, and foreign currency contracts are valued at the prevailing currency exchange rate.

         All other securities of the Spain and Portugal Fund are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. If a portfolio security cannot be valued in accordance with the foregoing because a recent sale price, calculated mean quotation, bid quotation or other quotation is not available on the date the securities are to be valued, the security may be valued as previously determined by the foregoing rules for up to ten consecutive trading days, after which fair market value will be determined by the Valuation Committee. If, in the opinion of the Valuation Committee, the value of an asset as determined in accordance with the foregoing procedures does not represent the fair market value of the security, the security will be valued at its fair value as determined in good faith by the Valuation Committee.

         Although the Growth Fund of Spain's valuation procedures are substantially similar to the Spain and Portugal Fund's procedures, if a closing price is not available for a Growth Fund of Spain portfolio security, the Growth Fund of Spain values the security at the most recent bid price, whereas the Spain and Portugal Fund values such securities at the mean between the most recent bid and asked quotations.

         For purposes of valuing assets in connection with the Merger, pursuant to the Merger Agreement the assets of the Growth Fund of Spain will be valued pursuant to the principles and procedures consistently utilized by the Spain and Portugal Fund in valuing its own assets and determining its own liabilities. Based upon portfolio analysis performed by Scudder Kemper, it is not presently anticipated that the application of the Spain and Portugal Fund's valuation procedures to the Growth Fund of Spain's portfolio securities will result in a significant difference from the valuation that would result from the application of the Growth Fund of Spain's valuation procedures to such securities.

         Portfolio Transactions. To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the investment company for this service. Allocation of portfolio transactions is supervised by Scudder Kemper.

         Spain and Portugal Fund. The primary objective in placing orders for the purchase and sale of securities for the Spain and Portugal Fund's portfolio is to obtain best execution, taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker. To the extent brokerage commissions are negotiated, Scudder Kemper is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, other than affiliates of Scudder Kemper, in order to secure research, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

         Subject to best price and execution, orders will be placed with brokers and dealers who supply research, market and statistical information ("research") to the Fund and Scudder Kemper. The research may be used by Scudder Kemper in advising other clients, and may or may not be of use to the Fund. Although research from brokers and dealers may be useful to Scudder Kemper, it will be only supplementary to its own efforts. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of Scudder Kemper. In order for any of such affiliates to effect any portfolio transaction for the Fund, the commissions, fees and other remuneration received by it must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transaction involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard allows affiliates of Scudder Kemper to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" (within the meaning of the Investment Company
Act) Directors has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to affiliates of Scudder Kemper are consistent with the foregoing standard.

         Brokerage transactions with affiliates of Scudder Kemper are also subject to such fiduciary standards as may be imposed upon affiliates of Scudder Kemper by applicable law. Absent receipt of appropriate exemptive orders from the SEC, the Fund may not engage in securities transactions with affiliates of Scudder Kemper acting as principal.

         The Growth Fund of Spain. Scudder Kemper and BSN, the Growth Fund of Spain's sub-adviser, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement the Fund's policy of seeking best execution of orders. Scudder Kemper and BSN may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness clearance procedures, wire service quotations and statistical and other research seeking best execution of an order, brokerage is allocated on the basis of all services provided to a fund and Scudder Kemper and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of Scudder Kemper or BSN, as the case may be, and their affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, Scudder Kemper or BSN may give consideration to those firms that have sold or are selling shares of funds managed by Scudder Kemper or BSN and their affiliates, as well as to those firms that provide market, statistical and other research information to such funds and Scudder Kemper or BSN and their affiliates, although Scudder Kemper or BSN is not authorized to pay higher commissions to firms that provide such services.

         For the fiscal years ended September 30, 1997, 1996 and 1995, the Spain and Portugal Fund paid brokerage commissions of $672,579, $279,197 and $126,408, respectively. For the fiscal years ended November 30, 1997, 1996 and 1995, the Growth Fund of Spain paid brokerage commissions of $390,000, $642,000 and $746,000, respectively.

         For the fiscal years ended November 30, 1997, 1996 and 1995, the Growth Fund of Spain paid BSN Sociedad de Valores y Bolsa, and affiliate of the Growth Fund of Spain's sub-adviser, brokerage commission of $94,000, $251,000 and $324,000, respectively. Transactions in which the Growth Fund of Spain used BSN Sociedad de Valores y Bolsa as broker comprised 21.56% of the aggregate dollar amount involving payment of commissions, and 24.1% of the aggregate brokerage commissions paid by it during the fiscal year ended November 30, 1997.

         During the fiscal year ended September 30, 1997, the Spain and Portugal Fund acquired securities of Banco Santander de Negocios, a broker dealer employed regularly by the Fund, and as of September 30, 1997 held securities of Banco Santander de Negocios with a value of $5,775,487. During the fiscal year ended November 30, 1997, the Growth Fund of Spain acquired securities of Banco Exterior Internacional, a broker dealer employed regularly by the Fund, and as of November 30, 1997 held securities of Banco Exterior Internacional with a value of $4,875,000.

         Dividend Reinvestment Plan. Each Fund operates a Dividend Reinvestment Plan (a "DRIP") pursuant to which Fund dividends may be automatically reinvested in Fund shares. Stockholders of the Growth Fund of Spain are automatically enrolled in the DRIP, while stockholders of the Spain and

Portugal Fund must elect to participate in the DRIP. Stockholders of the Spain and Portugal Fund who wish to participate in the DRIP or obtain more information about the DRIP should contact State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266, 1-800-426-5523 (a "Plan Agent"). Stockholders who wish to opt out of the Growth Fund of Spain's DRIP or obtain more information about that DRIP should contact Kemper Service Company, P.O. Box 419066, Kansas City, Missouri 64141, 1-800-294-4366, (a "Plan Agent"). Stockholders may withdraw from the DRIP by providing written notice to the Plan Agent. If a stockholder withdraws from a DRIP, he or she will receive without charge a stock certificate issued for all full shares held in their DRIP account and a check for any fractional share amounts based on market price. Alternatively, the Plan Agent will arrange for the sale of all shares held in their DRIP account and will send the stockholder the proceeds, less brokerage commissions and a service fee of $2.50.

         Under the DRIPs, if a Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund, and the market price of shares on the valuation date equals or exceeds the net asset value per share of the Fund, the Fund will issue new shares at net asset value. However, neither Fund will issue new shares at a discount of more than 5% of the then current market price. If the market price is lower than the Fund's net asset value, or if dividends or capital gains distributions are payable only in cash, then stockholders will receive shares purchased in the open market. Stockholders participating in a DRIP will receive tax information annually for their personal records and to assist in the preparation of Federal income tax returns. The automatic reinvestment of dividends and capital gain distributions does not relieve stockholders of any income tax which may be payable thereon.

         Currently, there is no direct service fee or brokerage commission to DRIP participants for reinvesting dividends, since the Plan Agent's fees are payable by the Fund. However, whenever shares are purchased on the open market through the DRIP, each DRIP participant pays a pro rata portion of the brokerage commissions. Brokerage charges for purchasing shares through the DRIP are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. Stockholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the DRIP. Some brokers or nominees may not participate in the DRIP. The DRIP may be terminated or amended by the Fund or, with respect to the Spain and Portugal Fund, the Plan Agent. Participants will receive written notice at least 90 days before any amendment.

         Differences in Corporate Governance Provisions. Although both Funds are Maryland corporations and in many respects have similar charter and by-law provisions, certain differences exist.

         Open-Ending Proposals. Currently, the Growth Fund of Spain is subject to a provision regarding the submission of proposals to convert the Fund to open-end status, as follows:

         Commencing with the fiscal year which begins on December 1, 1994, and in each fiscal year thereafter, if (i) shares of the Growth Fund of Spain's common stock traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks proceeding December 31 in such year, and (ii) during such year the Fund received written requests from the holders of 10% or more of the outstanding shares of common stock that a proposal, as described below, be submitted to the Fund stockholders, the Fund will submit to its stockholders at the next succeeding annual meeting of stockholders a proposal, to the extent consistent with the Investment Company Act, to amend the Fund's Articles of Incorporation. Such amendment would provide that, upon its adoption by the holders of three-fourths of the outstanding shares of common stock, the Fund will convert from a closed-end to an open-end investment company, although this provision on conversion to open-end status can be amended by the affirmative vote of two-thirds of the outstanding shares of common stock of the Fund. The three-fourths vote requirement is higher than the minimum vote required under the Investment Company Act and the MGCL.

         These conditions have been triggered in the past, although insufficient shares were voted to convert the Growth Fund of Spain to open-end status. These conditions have been triggered in 1997, and an open-ending proposal is scheduled to be presented at the next annual meeting of the Growth Fund of Spain stockholders, which has been deferred from May 1998 until October 1998.

         The Spain and Portugal Fund is not currently subject to any comparable commitment. Accordingly, if the Merger is consummated, the Growth Fund of Spain will cease to exist and there will be no open-ending proposal presented to the stockholders of the Spain and Portugal Fund at the Spain and Portugal Fund's next annual meeting of stockholders pursuant to a mandatory policy on open-ending proposals. The Spain and Portugal Fund was formerly subject to a similar policy, but stockholders of the Fund approved the repeal of that policy in 1994. In connection with the Merger transaction, the Board of Directors of the Spain and Portugal Fund has adopted a policy, effective upon consummation of the Merger, that would, under certain circumstances, provide for the submission of an open-ending proposal to stockholders to permit them to evaluate the effectiveness of the implementation of the proposed Merger and Redemption Offer.

         Scudder Kemper has informed the Board of Directors of each Fund that it continues to believe that the closed-end format is appropriate for a fund investing in the less liquid sectors of the Spanish and Portuguese equity markets, where each Fund has made significant investments that have contributed to its overall total return performance record. In addition, Scudder Kemper believes that a policy requiring that a closed-end fund routinely and mechanically submit open-ending proposals to its stockholders (1) unwisely limits the discretion of the Board of Directors to make recommendations and to take action that may be in the best interests of stockholders at a particular point in time, (2) potentially puts the Board of Directors in the awkward, time-consuming and costly position of having to oppose such proposals to fulfill their duties to recommend actions that they believe are in the best interests of stockholders, and (3) restricts the ability of a fund's portfolio managers to make investments in the less liquid sectors of the markets in which the fund would invest, which sectors could provide greater investment value. Scudder Kemper does not, therefore, believe that a mandatory policy such as that applicable to the Growth Fund of Spain (or such as that formerly applicable to the Spain and Portugal Fund) is necessarily in the best interests of stockholders of either Fund. However, to permit stockholders of the Spain and Portugal Fund the opportunity to evaluate the effectiveness of implementation of the proposed Merger and Redemption Offer in addressing stockholder interests, and to reconsider the issue of what format may be most appropriate for the Fund at a definite point in the future, the Directors of the Spain and Portugal Fund have approved the following policy for the Fund, to be effective only in the event the Merger is consummated and (i) if the Redemption Offer has not been implemented, or (ii) if the Redemption Offer has been implemented but a pro rata reduction in the amount of shares tendered for redemption has been made, as follows:

         If the shares of common stock of the Spain and Portugal Fund have traded on the principal securities exchange where listed at an average discount to the Fund's net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of twelve calendar weeks following the six month period beginning the earlier of (i) the public announcement that the Redemption Offer cannot be effected, (ii) completion of the Redemption Offer, if a pro rata reduction in the amount of shares accepted for redemption has been made, or (iii) March 1, 1999, the Fund will submit to its stockholders a proposal to amend the Fund's Articles of Incorporation to provide that, upon the adoption of such amendment by the affirmative vote of two-thirds of the outstanding shares of common stock of the Fund entitled to vote thereon, the Fund shall take the necessary steps to convert to an open-end investment company, unless the Directors shall have previously determined to recommend that the Fund be operated as an interval fund; provided that, any implementation of the Redemption Offer without a pro rata reduction in the amount of shares accepted for redemption will negate any obligation under this policy to submit a proposal to stockholders to convert the Fund to open-end status or to proceed with such conversion, regardless of whether such proposal has been approved by stockholders in the interim.

         If a proposal to convert the Fund to open-end status is presented to stockholders, the Board of Directors of the Spain and Portugal will, consistent with its fiduciary duties to the Fund and its stockholders, make a determination at that time as to whether such a proposal is in the best interests of the stockholders, and therefore whether to recommend that stockholders vote in favor of the proposal.

         Conversion of the Spain and Portugal Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least two-thirds of the Fund's outstanding shares of common stock entitled to be voted on the matter. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the common stock no longer would be listed on a stock exchange. Conversion to an open-end investment company also would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

         Maryland Business Combinations Act. In its Articles of Incorporation, the Growth Fund of Spain has elected to be governed by the business combination provisions (the "Maryland Business Combination Act") of the MGCL, which under certain specific circumstances prohibit for five years certain "business combinations" between a Maryland corporation and any "interested stockholder" (defined in the MGCL to include a beneficial owner of ten percent or more of the voting power of the corporation's shares or an affiliate thereof) and, after the five-year prohibition, require the approval of the business combination by two supermajority votes. As a component of the Merger, the stockholders of the Growth Fund of Spain are being asked to vote on an amendment to the Articles of Incorporation of the Growth Fund of Spain deleting the provision whereby the Growth Fund of Spain elects to be subject to the Maryland Business Combinations Act. The Spain and Portugal Fund has not elected to be governed by the Maryland Business Combinations Act. The Spain and Portugal Fund's Articles of Incorporation contain a provision requiring a two-thirds stockholder vote for certain transactions with a "Principal Stockholder," which is defined as any corporation, person or other entity or any group that beneficially owns, directly or indirectly, more than 5% of the Fund's outstanding common stock. However, the Board of Directors may cause the Fund to "opt-out" of this provision by authorizing, approving or ratifying the transaction.

         Certain Other Voting Requirements. The Growth Fund of Spain's Articles of Incorporation currently require a three-fourths stockholder vote to approve, among other things, a conversion to open-end status or a merger, consolidation or sale of substantially all of its assets with or to another company, and liquidation. The Spain and Portugal Fund's Articles of Incorporation currently require a two-thirds stockholder vote to approve a conversion to open-end status. In addition, a two-thirds stockholder vote is required to approve a merger, consolidation or sale of substantially all of its assets with or to another company, and liquidation. As a component of the Merger, the stockholders of the Growth Fund of Spain are being asked to vote on an amendment to the Articles of Incorporation of the Growth Fund of Spain so that a merger, consolidation or transfer of assets with or to another company may be approved by two-thirds of the Fund's outstanding shares, and the stockholders of the Spain and Portugal Fund are being asked to vote on an amendment to the Articles of Incorporation of the Spain and Portugal Fund so that a merger, consolidation or transfer of assets with or to another company may be approved by a majority of the Fund's outstanding shares. Due to differences in the provisions contained in each Fund's Articles of Incorporation, the Growth Fund of Spain is unable to amend its Articles of Incorporation to reduce the vote required to approve the Merger to a majority of the outstanding shares of the Fund without obtaining a two-thirds stockholder vote approving such amendment.

         Removal of Directors. A Director of the Growth Fund of Spain may be removed, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast for the election of Directors. The Spain and Portugal Fund's Articles of Incorporation provide that a Director may be removed, for cause only, by the affirmative vote of the holders of four-fifths of the votes entitled to be cast for the election of Directors.

         Meeting of Stockholders. A special meeting of stockholders of the Growth Fund of Spain must be called by the Secretary of the Fund upon the written requests of the holders of one-fourth of the shares of the Fund, provided certain other conditions are met. A special meeting of stockholders of the Spain and Portugal Fund must be called by the Secretary of the Fund upon the written requests of the holders of one-half of the shares of the Fund, provided certain other conditions are met.

         The full text of the Spain and Portugal Fund's Articles of Incorporation and By-Laws are on file with the Securities and Exchange Commission and these documents, as may be amended from time to time, will govern the Spain and Portugal Fund after the Merger.

         Interest of Certain Persons. Scudder Kemper may be considered to have a financial interest in the Merger, arising from the fact that the amount of its management fee under the Investment Advisory, Management and Administration Agreement between Scudder Kemper and the Spain and Portugal Fund will increase as the amount of the Spain and Portugal Fund's assets increases, and the amount of those assets will increase by virtue of the Merger. Because Scudder Kemper is a leading global equity manager and maintains its own research staff, Scudder Kemper has determined that it is not necessary to retain BSN to provide investment advice with respect to the Spain and Portugal Fund's Spanish investments after the Merger is consummated. Therefore, upon consummation of the Merger, the sub-advisory agreement between Scudder Kemper and BSN with respect to the Growth Fund of Spain will terminate and BSN will not be retained to provide investment management services with respect to the Spain and Portugal Fund. Under the existing sub-advisory agreement, Scudder Kemper has agreed to pay BSN a monthly fee of 0.35% of the Growth Fund of Spain's average weekly net assets in consideration of investment advice, research and assistance from BSN with respect to the management of the securities portfolio of the Growth Fund of Spain. Following the Merger, Scudder Kemper will retain the amount it had previously paid to BSN pursuant to this sub-advisory agreement, although no fee or expense of the Spain and Portugal Fund will increase as a result of the termination of the sub-advisory agreement. Any increase in fees received by Scudder Kemper attributable to the increased asset levels of the Spain and Portugal Fund will be partially offset by the corresponding loss of the fees Scudder Kemper currently receives under its Investment Management Agreement with the Growth Fund of Spain, and as a result of Scudder Kemper's agreement to amend the Investment Advisory, Management and Administration Agreement with the Spain and Portugal Fund upon consummation of the Merger to reduce the monthly fee payable thereunder from 1.20% per annum of average weekly net assets to 1.00% per annum of the Spain and Portugal Fund's average weekly net assets with respect to the first $400 million of net assets, declining to 0.95% per annum of the value of the Fund's average weekly net assets thereafter. See "Synopsis - Fees and Expenses." Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value and provides fund accounting services for the Spain and Portugal Fund for an annual asset based fee of 0.065% of weekly net assets on the first $50 million of net assets, 0.04% of weekly net assets for the next $850 million, and 0.020% of weekly net assets for amounts over $1 billion of net assets, plus transaction and holding fees. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder Kemper, acts as the shareholder servicing agent for the Spain and Portugal Fund at no fee. SFAC and SSC will continue to provide fund accounting and shareholding services to the Spain and Portugal Fund after the Merger, but for no fee. Because Scudder Kemper receives fees based on the net asset levels of the Spain and Portugal Fund and the Growth Fund of Spain, Scudder Kemper further has a financial interest in each Fund's decision whether to engage in any transaction with a potential to reduce assets under management, such as an open-ending, a tender offer, or a liquidation. One member of the Board of Directors of the Spain and Portugal Fund is an affiliated person of Scudder Kemper.

         Bankgesellschaft Berlin is an affiliated person of each of the Growth Fund of Spain and the Spain and Portugal Fund for purposes of the Investment Company Act by virtue of its share ownership of each Fund. Bankgesellschaft Berlin is a financial services holding company with subsidiaries engaged in the investment banking, real estate, and commercial banking businesses. Two employees of Bankgesellschaft Berlin serve on the Board of Directors of the Growth Fund of Spain. Due to the significant share ownership of both Funds by Bankgesellschaft Berlin, and the presence of two of its employees on the Board of the Growth Fund of Spain, Bankgesellschaft Berlin may be subject to restrictions imposed by the U.S. federal securities laws on its ability to purchase additional shares of the Funds, or to sell its shares of the Funds. Bankgesellschaft Berlin may also be deemed to be a "controlling person," and therefore a presumptive underwriter of shares of the Spain and Portugal Fund it receives in connection with the Merger.

         Investment Manager. Scudder, Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, is the investment manager to the Spain and Portugal Fund pursuant to an Investment Advisory, Management and Administration Agreement with the Spain and Portugal Fund, and is the investment manager to the Growth Fund of Spain pursuant to an Investment Management Agreement with the Growth Fund of Spain.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp., Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder entered into a transaction agreement pursuant to which Zurich would acquire a majority interest in Scudder, and ZKI would be combined with Scudder (the "Transaction"). The Transaction was consummated on December 31, 1997, and on that date, Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the Transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper officers and employees.

         Consummation of the Transaction resulted in the "assignment" of the Growth Fund of Spain's investment management agreement with ZKI, and the Spain and Portugal Fund's investment management agreement with Scudder, thereby causing the automatic termination of each agreement. Each Fund's current investment management agreement with Scudder Kemper was approved by the Board of Directors on August 6, 1997, with respect to the Spain and Portugal Fund, and September 20, 1997, with respect to the Growth Fund of Spain. Each agreement, as well as the sub-advisory agreement between Scudder Kemper and BSN with respect to the Growth Fund of Spain, was then submitted to a vote of stockholders on October 21, 1997 with respect to the Spain and Portugal Fund and December 3, 1997 with respect to the Growth Fund of Spain, and was approved by the stockholders of each Fund. Each Fund's investment advisory agreement with Scudder Kemper is dated December 31, 1997.

         Scudder Kemper, a Delaware corporation, manages each Fund's daily investment and business affairs subject to the policies established by each Fund's Board of Directors. The Directors have overall responsibility for the management of the Funds under Maryland law.

         Under each Fund's investment management agreement, Scudder Kemper agrees to provide continuing investment management services for the Fund consistent with the Fund's investment objective, policies and descriptions, and applicable law, and determines what securities shall be purchased, held or sold, subject to such polices and instructions as the Fund's Board of Directors shall from time to time establish. In addition, Scudder Kemper provides each Fund with significant administrative services necessary for the Fund's operation as a closed-end investment company, including, but not limited to, preparing reports and notices to Directors and stockholders, supervising and negotiating agreements with Fund service providers, preparing and making filings with the Securities and Exchange Commission and other regulatory organizations, overseeing the tabulation of proxies, preparing and filing federal, state and local tax returns, and keeping the Fund's books and records.

         Prior to December 31, 1997, the Spain and Portugal Fund maintained a separate administration agreement with Scudder.

         Scudder Kemper bears the expenses of its duties arising under each Fund's investment management agreement. In addition, Scudder Kemper pays the compensation and expenses of all Directors, officers and executive employees of each Fund affiliated with Scudder Kemper, or advisers thereto, and makes available, without expense to each Fund, the services of such Directors, officers and employees of Scudder Kemper as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities. With respect to the Growth Fund of Spain, Scudder Kemper currently pays the travel expenses related to the attendance at Board and committee meetings of all Directors, officers, and executive employees of the Growth Fund of Spain who are affiliates of Scudder Kemper.

         Scudder Kemper has agreed to an amendment to the Investment Advisory, Management and Administration Agreement with the Spain and Portugal Fund, to be effective upon consummation of the Merger, to reduce the fee payable by the Spain and Portugal Fund for investment advisory management and administration services to a monthly fee, which, on an annual basis, is equal to 1.00% per annum of the value of the Fund's average weekly net assets with respect to the first $400 million of net assets, declining to 0.95% per annum of the value of the Fund's average weekly net assets thereafter, and to provide that Scudder Kemper will pay for the travel expenses related to the attendance at Board and committee meetings of all Directors, officers and executive employees of the Spain and Portugal Fund who are affiliates of Scudder Kemper. Scudder Kemper will continue to provide the same level of services to the Spain and Portugal Fund after the Merger as it does currently under the Investment Advisory, Management and Administration Agreement. In addition, Scudder Fund Accounting Corporation will provide its services to the Fund at no fee upon consummation of the Merger. Accordingly, the fees paid to Scudder Kemper or its affiliates by the Spain and Portugal Fund after the consummation of the Merger will be comparable to the fees paid by the Growth Fund of Spain to Scudder Kemper or its affiliates for such services currently.

         For these services, the Spain and Portugal Fund pays Scudder Kemper a monthly investment management fee which, on an annual basis, is equal to 1.00% per annum of the value of the Fund's average weekly net assets. For the fiscal years ended September 30, 1997, 1996 and 1995, the investment management fee payable by the Spain and Portugal Fund to Scudder amounted to $940,480, $832,412 and $724,931, respectively. The Spain and Portugal fund also pays Scudder Kemper a monthly administration services fee which, on an annual basis, is equal to
 .20% per annum of the value of the Fund's average weekly net assets. For the fiscal years ended September 30, 1997, 1996, and 1995, the administration services fee payable by the Spain and Portugal Fund to Scudder amounted to $188,095, $138,740, and $120,821.

         For these services, the Growth Fund of Spain pays Scudder Kemper a monthly fee which, on an annual basis, is equal to 1.00% per annum of the value of the Fund's average weekly net assets. For the fiscal years ended November 30, 1997, 1996 and 1995, the investment management fee payable to ZKI amounted to $2,846,000, $2,374,000 and $2,139,000, respectively.

         Under the investment management agreements, each Fund is responsible for all of its other expenses, including: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of Scudder Kemper or of any one or more organizations retained by the Fund or by Scudder Kemper as an advisor or consultant to the
Fund); fees payable to Scudder Kemper and to any advisor or consultants, including an advisory board, if applicable, legal expenses, auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

         The Spain and Portugal Fund's investment management agreement provides that the Fund may use any name derived from "Scudder Kemper Investments, Inc." only so long as the agreement or any extension, renewal or amendment thereof remains in effect.

         Each investment management agreement provides that neither Scudder Kemper nor its officers, directors, employees or agents shall be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in connection with matters to which the agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its duties or by reason of reckless disregard on the part of Scudder Kemper of its obligations and duties under the agreement.

         With respect to the Growth Fund of Spain, Scudder Kemper retains the services of BSN, Paseo de la Castellana, 32-Planta 6, 28046 Madrid, Spain as a sub-adviser. BSN is a wholly-owned subsidiary of Banco Santander de Negocios, which is wholly owned by Banco Santander. Banco Santander, together with its subsidiaries and associated companies, is engaged principally in commercial and retail banking operations in Spain and other countries. BSN provides investment advice, research and assistance to Scudder Kemper with respect to the securities portfolio of the Growth Fund of Spain as Scudder Kemper may from time to time reasonably request. For its services, BSN receives from Scudder Kemper a monthly fee of 0.35% of the Fund's average weekly net assets. Upon consummation of the Merger, the sub-advisory agreement between Scudder Kemper and BSN with respect to the Growth Fund of Spain will terminate.

         Scudder Kemper is a leading global investment manager with offices throughout the United States and subsidiaries in London, Tokyo, Hong Kong, Sydney, Toronto and Luxembourg. Scudder Kemper is one of the largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the most experienced investment counsel firms in the U.S. and one of the ten largest mutual fund companies in the U.S. Scudder Kemper's predecessor was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985.

         Scudder Kemper has a rich heritage of innovation, integrity, and client-focused service. Headquartered in New York, Scudder Kemper offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

         Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The names, addresses and principal occupations of the Directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder Kemper; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder Kemper; and Edmond D. Villani, 345 Park Avenue, New York, New York,, President and Chief Executive Officer of Scudder Kemper; Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institution Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.
The Executive Committee members are Messrs. Birdsong, Cheng, Rohrbasser and Villani (Chairman).

         Portfolio Managers. If the Merger is consummated, it is anticipated that Nicholas Bratt, Dennis H. Ferro and Joan R. Gregory will serve as co-managers of the Spain and Portugal Fund. Nicholas Bratt is a Managing Director of Scudder Kemper and directs Scudder Kemper's overall global equity strategies. Mr. Bratt has been with Scudder Kemper since 1976. Dennis H. Ferro has been primarily responsible for the day-to-day management of the Growth Fund of Spain since 1994. Mr. Ferro has been a managing director of Zurich Investment Management Limited since March 1994. From August 1988 to March 1994, Mr. Ferro was President, Managing Director and Chief Investment Officer of an international investment advisory firm. Joan R. Gregory has been primarily responsible for the day-to-day management of the Spain and Portugal Fund since 1993. Ms. Gregory has been at Scudder Kemper since 1992, and has been involved with investment in global and international stocks since 1989.

Directors and Officers. Directors and Officers of the Growth Fund of Spain are as follows:



            (1)                            (2)                                           (3)
   Name, Address and Age           Position with Fund                       Principal Occupations During
   ---------------------           ------------------                              Last Five Years
                                                                                   ---------------
James E. Akins (71)                     Director                 Consultant on International, Political and
2904 Garfield Terrace, N.W.                                      Economic Affairs; formerly, a career United States
Washington, D.C.                                                 Foreign Service Officer; Energy Adviser for the
                                                                 White House; United States Ambassador to Saudi
                                                                 Arabia, 1973-1976.

Arthur R. Gottschalk (73)               Director                 Retired; formerly, President, Illinois
10642 Brookridge Drive                                           Manufacturers Association; Trustee, Illinois
Frankfort, IL                                                    Masonic Medical Center; formerly, Illinois State
                                                                 Senator; formerly, Vice President, The Reuben H.
                                                                 Donnelley Corp.; formerly, attorney.

Frederick T. Kelsey (71)                Director                 Retired; formerly, consultant to Goldman, Sachs &
4010 Arbor Lane                                                  Co.; formerly, President, Treasurer and Trustee of
Unit 102                                                         Institutional Liquid Assets and its affiliated
Northfield, IL                                                   mutual funds; Trustee of the Benchmark Funds;
                                                                 formerly, Trustee of the Pilot Funds.

Gregory L. Melville++ (41)              Director                 Assistant Director, Bankgesellschaft Berlin AG;
                                                                 Vice President, Salomon Brothers Inc., 1990 until
                                                                 June 1995.

Fred B. Renwick (68)                    Director                 Professor of Finance, New York University, Stern
3 Hanover Square                                                 School of Business; Director; TIFF Industrial
New York, NY                                                     Program, Inc.; Director, The Wartburg Home
                                                                 Foundation; Chairman, Investment Committee of
                                                                 Morehouse College Board of Trustees; Chairman,
                                                                 American Bible Society Investment Committee;
                                                                 formerly, member of the Investment Committee of
                                                                 Atlanta University Board of Trustees; formerly,
                                                                 Director of Board of Pensions, Evangelical Lutheran
                                                                 Church of America.

Moritz A. Sell++ (30)                   Director                 Market Strategist, Bankgesellschaft Berlin AG;
                                                                 Analyst, Barclays de Zoete Wedd (investment bank),
                                                                 October 1995 until May 1996; prior thereto,
                                                                 Derivatives Trader, Canadian Imperial Bank of
                                                                 Commerce.

John B. Tingleff (63)                   Director                 Retired; formerly, President Tingleff & Associates
2015 South Lake Shore Drive                                      (management consulting firm); formerly, Senior
Harbor Springs, Michigan                                         Vice President, Continental Illinois National Bank
                                                                 & Trust Company.

            (1)                              (2)                                         (3)
   Name, Address and Age             Position with Fund                     Principal Occupations During
   ---------------------             ------------------                            Last Five Years
                                                                                   ---------------
John G. Weithers (64)              Director                      Retired; formerly, Chairman of the Board and Chief
311 Spring Lake                                                  Executive Officer, Chicago Stock Exchange;
Hindsdale, IL                                                    Director, Federal Life Insurance Company;
                                                                 President of the Members of the Corporation and
                                                                 Trustee, DePaul University.

Philip J. Collora++++ (51)         Vice President,               Senior Vice President, Scudder Kemper
                                   Secretary and Treasurer

Mark S. Casady+ (37)               Vice President                Managing Director, Scudder Kemper

Jerard K. Hartman+ (65)            Vice President                Managing Director, Scudder Kemper

Thomas W. Littauer+++ (43)         Vice President                Managing Director, Scudder Kemper

Ann M. McCreary+ (41)              Vice President                Senior Vice President

Kathryn L. Quirk+ (44)             Vice President                Managing Director, Scudder Kemper

Steven H. Reynolds++++ (54)        Vice President                Managing Director, Scudder Kemper; formerly,
                                                                 Senior Vice President and equity portfolio manager
                                                                 for an unaffiliated investment adviser.

Joan R. Gregory+ (52)              Vice President                Vice President, Scudder Kemper

Linda J. Wondrack+++ (34)          Vice President                Senior Vice President, Scudder Kemper

John R. Hebble+++ (39)             Assistant Treasurer           Senior Vice President, Scudder Kemper

Maureen E. Kane+++ (36)            Assistant Secretary           Vice President, Scudder Kemper

Caroline Pearson+++ (35)           Assistant Secretary           Vice President, Scudder Kemper

Elizabeth C. Werth++++ (50)        Assistant Secretary           Vice President, Scudder Kemper;
                                                                 Vice President Kemper Distributors Inc.

+        345 Park Avenue, New York, New York 10154

++       Alexanderplatz 2, D-10178 Berlin, Germany

+++      Two International Place, Boston, Massachusetts  02110

++++     222 South Riverside Plaza, Chicago, Illinois 60606

* Mr. Pierce is considered by the Fund and its counsel to be an "interested person" of the Fund and Scudder Kemper within the meaning of the Investment Company Act.

         (1)                                   (2)                                      (3)
  Name and Position             Aggregate Compensation From Fund*           Total Compensation from Fund
  -----------------             ---------------------------------                and Fund Complex**
                                                                                 ------------------
James E. Akins
Director                                     $4,000                                   $106,000
Arthur R. Gottschalk
Director                                     $4,100                                   $121,000
Frederick T. Kelsey,
Director                                     $4,100                                   $111,300
Gregory L. Melville,
Director                                      _____                                    _______
Fred B. Renwick,
Director                                     $4,000                                   $106,300
Moritz A. Sell,
Director                                      _____                                    _______
John B. Tingleff,
Director                                     $4,000                                   $106,300
John G. Weithers,
Director                                     $4,000                                   $106,300


* Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Fund. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds - Zurich Money Market Fund. Total deferred fees and interest accrued for the fiscal year ended November 30, 1997 was $108,700 for Mr.
Gottschalk.

** Includes compensation for service on the Boards of 14 funds managed by Scudder Kemper and its affiliates with 42 fund portfolios during calendar year 1997. Each Director, with the exception of Messrs. Melville and Sell, currently serves as a board member of 15 funds managed by Scudder Kemper and its affiliates with 50 fund portfolios. Aggregate compensation does not reflect amounts paid by Scudder Kemper to the Directors for meetings in connection with the combination of Scudder, Stevens, & Clark, Inc. and Zurich Kemper Investments, Inc. Such amounts totaled $42,800, $40,100, $39,000, $42,900,
$42,900, and $42,900 for Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff and Weithers, respectively.

         The preceding information is furnished with respect to the fiscal year ended November 30, 1997. Directors do not receive any employee benefits such as pension, retirement or health insurance.

         Comparable information on the Directors and officers of the Spain and Portugal Fund, including their experience, affiliations, and compensation, is contained in this Prospectus/Proxy Statement under the heading "Proposal 2:
Election of Directors of the Fund."

         Custodian. Brown Brothers Harriman & Co., 40 Water Street, New York, NY 10004, is the Spain and Portugal Fund's domestic custodian responsible for custody of the Spain and Portugal Fund's assets held in the United States. Banco Santander, Central Contable Electronica, Carretera de Barcelona

Km. 11,700, P.O. Box 50760, 28022 Madrid, Spain, is the Spain and Portugal Fund's Spanish custodian. Banco Esprito Santa y Comercial, Avenida Liberdade, 195, 1250 Lisbon, Portugal, is the Spain and Portugal Fund's Portuguese custodian. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, MO 64105, is the Growth Fund of Spain's domestic custodian responsible for custody of the Growth Fund of Spain's assets held in the United States. Chase Manhattan Bank, 4 Chase Metro Center, Brooklyn, NY, through its Madrid branch, is the Growth Fund of Spain's Spanish custodian.

         Transfer Agent and Registrar. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as the Spain and Portugal Fund's transfer agent and registrar. IFTC acts as the Growth Fund of Spain's transfer agent and registrar.

         Other Service Contracts. Scudder Fund Accounting Services Corporation, Two International Place, Boston, Massachusetts 02110, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Spain and Portugal Fund, and is paid annual asset based fee of 0.065% of weekly net assets on the first $50 million of net assets, 0.04% of weekly net assets for the next $850 million, and 0.020% of weekly net assets for amounts over $1 billion of net assets, plus transaction and holding fees for such services. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Growth Fund of Spain, and provides such services at no fee. Pursuant to a sub-contract with IFTC, Kemper Service Company, P.O. Box 419066, Kansas City, MO 64141, is the shareholder service agent of the Growth Fund of Spain, and received a fee of $24,000 for such services for the Fund's fiscal year ended November 30, 1997.

         The Spain and Portugal Fund has selected Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, and the Growth Fund of Spain has selected Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606, as the respective Fund's independent accountants who will audit the Fund's financial statements.

         Control Persons and Principal Holders of Securities. According to filings made with the Securities and Exchange Commission, as of March 31, 1998, 1,817,300 and 960,600 shares, representing 11.0% and 5.81% of the outstanding shares of the Growth Fund of Spain, were beneficially owned by Bankgesellschaft Berlin AG, Alexanderplatz, 2 D-10178, Berlin, Germany, and FMR Corporation, 82 Devonshire Street, Boston Massachusetts, respectively. As of that same date, 627,350, 638,902 and 492,650 shares, representing 9.6%, 9.8% and 7.6% of the outstanding shares of the Spain and Portugal Fund, respectively, were beneficially owned by Bankgesellschaft Berlin AG, Deep Discount Advisors, Inc., One West Park Square, Suite 777, Asheville, NC, 28801, and Ron Olin Investment Management Company, One West Pack Square, Suite 777, Asheville, NC 28801, respectively. After the Effective Date of the Merger, Bankgesellschaft Berlin, FMR Corporation, Discount Advisors, Inc., and Ron Olin Investment Management Company will own 2,444,650; 960,600; 638,902 and 492,650 shares, or 8.8%, 3.5%,
2.3% and 1.8% of the outstanding shares of the Spain and Portugal Fund, based on present holdings. A holder of 5% or more of the outstanding voting securities of either Fund is an affiliated person of that Fund for purposes of the Investment Company Act.

         As of March 31, 1998 each Fund's Directors and officers as a group beneficially owned less than 1% of the shares of common stock outstanding the Fund.

         As of March 31, 1998 neither Fund knows of any person who may be deemed to control the Fund.

                                 REQUIRED VOTE


         Approval of the Merger, which first includes an amendment to the Articles of Incorporation of the Growth Fund of Spain to delete the election to be governed by the Maryland Business Combinations Act and amendment to the Articles of Incorporation of each Fund to lower the necessary stockholder vote to two-thirds of all the votes entitled to be cast on the matter, and to permit the Board of Directors of the Spain and Portugal Fund to classify shares of the Fund into separate series or classes, all as more fully described above, requires the affirmative vote of a majority of all the votes of the Spain and Portugal Fund entitled to be cast on the matter by holders of the Spain and Portugal Fund's outstanding shares of common stock, and two-thirds of all the votes entitled to be cast on the matter by holders of the Growth Fund of Spain's outstanding shares of common stock. Subject to such approval, the Merger is
currently scheduled to be consummated on          1998 but may be postponed by
mutual agreement of the Funds. The Board of Directors of each Fund recommends that the stockholders of the Fund vote in favor of this Proposal 1.

                                LEGAL PROCEEDINGS

         There are no material legal proceedings to which the Funds are a party.

                                 LEGAL OPINIONS

         Certain legal matters in connection with the Merger will be passed upon for the Funds by Dechert Price & Rhoads, Washington, DC, and Vedder, Price, Kaufman & Kammholz, Chicago, Illinois. Dechert Price & Rhoads will rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, and Vedder, Price, Kaufman & Kammholz will rely as to certain matters of Maryland law on the opinion of Ballard Spahr Andrews & Ingersoll, LLP, Baltimore, Maryland.

                                     EXPERTS

        The Spain and Portugal Fund has selected Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, as its independent accountants. Audited financial statements, notes to the audited financial statements, and reports of the independent accountants for the fiscal year of the Spain and Portugal Fund ended September 30, 1997 are incorporated herein by reference.

        The Growth Fund of Spain has selected Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606, as its independent auditor. Audited financial statements, notes to the audited financial statements, and reports of the independent auditors for the fiscal year of the Growth Fund of Spain ended November 30, 1997 are incorporated herein by reference.

PROPOSAL 2 (SPAIN AND PORTUGAL FUND STOCKHOLDERS ONLY): ELECTION OF DIRECTORS OF THE FUND


         At the Meeting, ten individuals are nominated for election to the Board of the Spain and Portugal Fund. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the following individuals:
Class I Directors: Arthur R. Gottschalk, Moritz A. Sell and John G. Weithers; Class II Directors: James E. Akins, Gregory L. Melville and John B. Tingleff; Class III Directors: Richard M. Hunt, Frederick T. Kelsey, Daniel Pierce and Fred B. Renwick. All of the nominees, with the exception of Messrs. Pierce and Hunt, are current Directors of the Growth Fund of Spain. If Proposal I is not approved by the stockholders of both Funds, only Messrs. Pierce and Hunt, who are nominees that currently serve as Directors of the Spain and Portugal Fund, will be considered for election.

         The current Directors of the Growth Fund of Spain elected to the Board of Directors of the Spain and Portugal Fund will become Directors of the Spain and Portugal Fund upon consummation of the Merger.

         To limit ongoing expenses of the Spain and Portugal Fund after the Merger and to enhance the efficiency of the operations of the Board of Directors of the Spain and Portugal Fund, the nominees who are current Directors of the Growth Fund of Spain have advised the Spain and Portugal Fund that it is their current intention to serve on the Board of Directors of the Spain and Portugal Fund only until such time as the Redemption Offer to stockholders of the Spain and Portugal Fund following the Merger is completed, unless there is a pro-rata reduction in the amount of shares accepted pursuant to such redemption offer, in which event the nominees may continue to serve on the Board of Directors of the Spain and Portugal Fund to consider the appropriateness of further action. This is intended to permit the current Board of Directors of the Growth Fund of Spain to participate in oversight of the implementation of the Redemption Offer, including any procedure utilized for reducing the number of shares accepted for redemption pro rata according to the terms of the Redemption Offer, or until alternative action is taken in lieu of the Redemption Offer.

         The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. The nominees, if elected, will take office upon consummation of the Merger and their election and qualification is contingent upon consummation of the Merger, except with respect to Messrs. Pierce and Hunt, who are current Directors of the Fund and who shall take office if elected regardless of whether the Merger is consummated. The term of each person elected as a Board member will be from the date of the consummation of the Merger until the next meeting of stockholders called for the purpose of electing Board members of the class of which such person is a member and until the election and qualification of a successor or until such Board member sooner dies, resigns or is removed as provided in the organizational documents of the Fund. If the Merger is not consummated, each current Board members of the Spain and Portugal Fund will continue to serve on the Fund's Board of Directors in accordance with applicable law and the Fund's Articles of Incorporation and By-Laws.

         Pursuant to the organizational documents of the Fund, the Board is divided into three classes, each class having a term of three years. At the annual meeting of stockholders in each year, the term of one class of Board members expires. Accordingly, only those Board members in once class may be changed in any one year, and it would require two years to change a majority of the Board. This system of electing Board members may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Board members. Pursuant to the Fund's Articles of Incorporation, the number of Board members shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible. The term of the Class I, II and III Board members expires in the year 1999, 2000, and 1998, respectively. Those current Class I and Class II Directors are not nominees at the Meeting. Messrs. Martin and Perez Llorca are Class I Directors, and Mr. Nolen is a Class II Director.

         Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend. The following table sets forth certain information concerning the current Directors and the nominees. Unless otherwise noted, each of the Directors and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Nominees not currently
Directors:



                                                                 Principal Occupation or
Name (Age)                                                    Employment and Directorships
----------                                                    ----------------------------
James E. Akins (71)                   Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Office; Energy Adviser for the White
                                      House; United States Ambassador to Saudi Arabia (1973-76).  Ambassador Akins
                                      serves on the boards of 15 funds managed by Scudder Kemper with 50 fund portfolios.

Arthur R. Gottschalk (73)             Retired; formerly, President, Illinois Manufacturers Association; Trustee,
                                      Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly,
                                      Vice President, The Reuben H. Donnelly Corp; attorney.  Mr. Gottschalk serves on the boards of an additional 15 funds managed by Scudder Kemper.
                                      Mr. Gottschalk serves on the boards of 15 funds managed by Scudder Kemper with 50 fund portfolios.

Frederick T. Kelsey (71)              Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President,
                                      Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds; formerly Trustee of the Pilot
                                      Funds.  Mr. Kelsey serves on the boards of serves on the boards of 15 funds managed by Scudder Kemper with 50 fund portfolios..

Gregory L. Melville (41)              Assistant Director, Bankgesellschaft Berlin AG; Vice President, Salomon
                                      Brothers Inc., 1990 until June 1995.

Fred B. Renwick (68)                  Professor of Finance, New York University, Stern School of Business;
                                      Director, TIFF Investment Program, Inc., Director, the Wartburg Home
                                      Foundation; Chairman, Investment Committee of Morehouse College Board of
                                      Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees;
                                      formerly Director of Board of Pensions Evangelical Lutheran Church of
                                      America.  Professor Renwick serves

Nominees not currently
Directors:



                                                                 Principal Occupation or
Name (Age)                                                    Employment and Directorships
----------                                                    ----------------------------
                                      on the boards of an additional 15 funds managed by Scudder Kemper. Mr. Renwick serves on the boards of 15 funds managed by Scudder Kemper with 50 fund portfolios.

Moritz A. Sell (30)                   Market Strategist, Bankgesellschaft Berlin AG; Analyst, Barclays de Zoete
                                      Wedd (investment bank), October 1995 until May 1996; prior thereto,
                                      Derivatives Trader, Canadian Imperial Bank of Commerce.

John B. Tingleff (63)                 Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly Senior Vice President, Continental Illinois National Bank &
                                      Trust Company.  Mr. Tingleff serves on the boards of an additional 15 funds managed by Scudder Kemper.  Mr. Tingleff serves on the boards of 15 funds managed by Scudder Kemper with 50 fund portfolios.

John G. Weithers (64)                 Retired; formerly, Chairman of the Board and Chief Executive Officer,
                                      Chicago Stock Exchange; Director, Federal Life Insurance Company; President
                                      of the Members of the Corporation and Trustee, DePaul University.  Mr.
                                      Weithers serves on the boards of an additional 15 funds managed by Scudder
                                      Kemper.  Mr. Weithers serves on the boards of 15 funds managed by Scudder
                                      Kemper with 50 fund portfolios.

Nominees currently holding
office as Director:

Daniel Pierce (64)*+                  Chairman of the Board and Managing Director of Scudder Kemper Investments,
                                      Inc.; Director, Fiduciary Trust Company (bank and trust company) and
                                      Fiduciary Company Incorporated (bank and trust company).  Mr. Pierce serves on the boards of an additional 87 funds managed by Scudder Kemper.  Mr.
                                      Pierce first became a Director of the Fund in 1991.  As of February 28,
                                      1998, Mr. Pierce owned 7,414 shares of the Spain and Portugal Fund.  Mr.
                                      Pierce serves on the boards of 20 funds managed by Scudder Kemper with 57 fund portfolios.

Richard M. Hunt (71)                  University Marshal and Senior Lecturer, Harvard University; Vice Chairman,
                                      American Council on Germany; Director, Council on the United States and
                                      Italy; Life Trustee, American Field Service; and Partner, Elmhurst
                                      Investment Trust (family investment firm).  Mr. Hunt serves on the boards of an additional 15 funds managed by Scudder Kemper.  Mr. Hunt first became a
                                      Director of the Fund in 1994.  As of February 28, 1998, Mr. Hunt owned 3,500 shares of the Spain and Portugal Fund.  Mr. Hunt serves on the boards of 4 funds managed by

                                      Scudder Kemper with 9 fund portfolios.


         Required Vote. Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes of the Fund cast at the Meeting in person or by proxy, except with respect to the re-election of two current Directors of the Spain and Portugal Fund, which requires a plurality of the votes cast at the Meeting.. The Directors of the Fund recommend that the stockholders vote in favor of each of the nominees listed in this Proposal 2.

Continuing Directors:

Class II - Director serving until 2000 Annual Meeting of Stockholders:

Name (Age)                    Present Office with the Fund, if any;                  Year First Became a   Shares
----------                    Principal Occupation or Employment and                 Director              Beneficially
                              Directorships in Publicly Held Companies               --------              Owned as of
                              ----------------------------------------                                     February 28,
                                                                                                           1998
                                                                                                           ----
Wilson Nolen (71)+            Consultant; Trustee, Cultural Institutions                    1992              10,000
                              Retirement Fund, Inc., New York Botanical
                              Garden, Skowhegan School of Painting and
                              Sculpture; Director, Ecohealth, Inc.
                              (biotechnology company) (until 1996); and
                              Director, Chattem, Inc. (drug and chemical
                              company) (until 1993).  Mr. Nolen serves on
                              the boards of 9 funds managed by Scudder
                              Kemper with 21 fund portfolios.


Class I - Directors Serving until 1999 Annual Meeting of Stockholders:


Rogerio C. S. Martins (69)    Chairman of the Board, Atlas-Copco de                         1987               None
                              Portugal (air compressor equipment); Director,
                              Credit Lyonnais Portugal; Adviser to the
                              Portuguese Minister of Economy. Until 1996,
                              Columnist, Publico (newspaper); Professor,
                              Institute Superior de Estudos Financeirose
                              Fiscals; Director, Ramalho Rosa (construction) and
                              Lusotur Sociedade Financeira de Turismo (tourism).

Jose Pedro Perez Llorca       Attorney, Garcia Anoveros and Perez Llorca;                   1992               None
                              President, Atlantic Association

(57)                          (international relations organization); and
                              Director, Foster Wheeler Spain and NCR
                              Spain; and Consultant, 3M Espana.

-----------------------

* Persons considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment manager, Scudder Kemper Investments, Inc. Mr. Pierce is deemed to be interested a person because of his affiliation with the Fund's investment manager.

+ Messrs. Pierce and Nolen are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

Executive Officers

     In addition to Mr. Pierce, a Director who is also an officer of the Fund, the following persons are Executive Officers of the Fund:

       Name (Age)                                                        Present Office with the Fund;
       ----------                                                    Principal Occupation or Employment(1)
                                                                     -------------------------------------
Nicholas Bratt (50)                                         President; Managing Director of Scudder Kemper
                                                            Investments, Inc.

Carol L. Franklin (45)                                      Vice President, Managing Director of Scudder Kemper
                                                            Investments, Inc.

Paul J. Elmlinger (39)                                      Vice President and Assistant Secretary; Managing
                                                            Director of Scudder Kemper Investments, Inc.

Joan R. Gregory (52)                                        Vice President; Vice President of Scudder Kemper
                                                            Investments, Inc.

Jerard K. Hartman (65)                                      Vice President; Managing Director of Scudder Kemper
                                                            Investments, Inc.

Thomas F. McDonough (51)                                    Vice President, Secretary and Treasurer; Senior Vice
                                                            President of Scudder Kemper Investments, Inc.

Bruce H. Goldfarb (33)                                      Vice President and Assistant Secretary; Vice President,
                                                            Scudder Kemper Investments, Inc.; previously associated
                                                            with the law firm of Cravath, Swaine & Moore.

Caroline Pearson (35)                                       Assistant Secretary; Vice President, Scudder Kemper
                                                            Investments, Inc.; previously associated with the law
                                                            firm of Dechert Price & Rhoads.

John R. Hebble (39)                                         Assistant Treasurer; Senior Vice President, Scudder
                                                            Kemper Investments, Inc.

(1) Unless otherwise stated, all the Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

         The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $91,452, including expenses, during the fiscal year ended September 30, 1997. Each such unaffiliated Director currently received fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than the Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and Scudder Kemper or an affiliate of Scudder Kemper, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Directors' and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors of the Spain and Portugal Fund who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director of the Spain and Portugal Fund from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Spain and Portugal Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). In some cases, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               Compensation Table
                  for the fiscal year ended September 30, 1997

          (1)                  (2)                 (3)                  (4)                   (5)

    Name of Person,         Aggregate          Pension or         Estimated Annual   Total Compensation
       Position           Compensation     Retirement Benefits     Benefits Upon     From the Fund and
                          from the Fund    Accrued as part of        Retirement      Fund Complex Paid to
                                              Fund Expenses                          Director (calendar
                                                                                     year 1997)*

Richard M. Hunt,             $13,000               N/A                  N/A          $ 26,471
Director                                                                             (4 funds
                                                                                     with 9 Fund portfolios)

Jose Pedro Perez             $ 9,600               N/A                  N/A          $  9,600
Llorca,                                                                              (1 fund)
Director

Rogerio C.S. Martins,        $11,350               N/A                  N/A          $ 11,350
Director                                                                             (1 fund)

Dr. Wilson Nolen,            $13,250               N/A                  N/A          $189,548
Director                                                                             (9 funds
                                                                                     with 21 Fund portfolios)

* Aggregate compensation does not reflect amounts paid by Scudder Kemper to the Directors for meetings in connection with the combination of Scudder, Stevens & Clark, Inc. and Zurich Kemper Investments, Inc. Such amounts totaled $3,700, $1,500, $1,500 and $25,300 for Messrs. Hunt, Perez Llorca, Martins and Nolen respectively.

Committees of the Board - Board Meetings. The Board of Directors of the Fund met 7 times during the fiscal year ended September 30, 1997. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except with respect to Mr. Perez Llorca.

         The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

         Audit Committee. The Board has an Audit committee consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Non-interested Directors") as defined in the Investment Company Act, which met on January 15, 1998. the Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountant, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

        Committee on Independent Directors. The Board has a Committee on Independent Directors consisting of the Non-interested Directors. The Committee is charged with the duty of making all nominations for Non-interested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on March 18, 1998, to consider and nominate the nominees set forth above who, upon election to the Board, would be Non-interested Directors of the Fund. Those new Directors elected pursuant to this Proposal 2 who are Non-interested Directors will, upon consummation of the Merger, be appointed to serve on the Committee on Independent Directors.

         Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act, as applied to a fund, requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting

Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

         Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended September 30, 1997, its Reporting persons complied with all applicable filing requirements.

    PROPOSAL 3 (SPAIN AND PORTUGAL FUND STOCKHOLDERS ONLY): RATIFICATION OF
                            INDEPENDENT ACCOUNTANTS

         At a meeting held on April 14, 1998, the Board of Directors of the Fund, including a majority of the Non-interested Directors, recommended to stockholders the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending September 30, 1998. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

         The Fund's financial statements for the fiscal year ended September 30, 1997 were audited by Price Waterhouse LLP.

         Required Vote

         Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Directors of the Fund recommend that stockholders ratify the selection of Price Waterhouse LLP as independent accountants.

                             ADDITIONAL INFORMATION

         General. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be allocated equally among the Funds and Scudder Kemper. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain stockholders of the Funds may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the stockholder has received the Proxy Statement/Prospectus and card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the stockholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If the stockholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone, the stockholder may still submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext. 476. Any proxy given by a stockholder, whether in writing or by telephone, is revocable.

         Voting Rights. For purposes of this Proxy Statement and Prospectus, each share of common stock of the Funds is entitled to one vote. Under the MGCL, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds' shares are not entitled to demand the fair value of their shares upon a merger; therefore, the common stockholders of the Funds will not have dissenting stockholders appraisal rights and will be bound by the terms of the Merger. However, any common stockholder of the Funds may sell his or her shares of common stock at any time on the NYSE.

         The Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

         The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith they file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20594, at prescribed rates.

         Proposals of Stockholders. Stockholders wishing to submit proposals for inclusion in a proxy statement for a stockholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the respective Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion. In addition, the Growth Fund of Spain recently amended its By-laws to delay the annual meeting of stockholders of the Growth Fund of Spain to October 1998. Stockholders wishing to submit proposals for inclusion at the Growth Fund of Spain's annual meeting, if held, should send their written proposals to the Secretary of the Growth Fund of Spain, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois, 60606, within a reasonable time before solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

         Other Matters to Come Before the Meeting. The Board of Directors of each Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of the respective Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Directors of Scudder Spain and Portugal Fund, Inc. and The Growth Fund of Spain, Inc.



Thomas F. McDonough
Secretary, Scudder Spain and Portugal Fund, Inc.

Philip J. Collora
Secretary, The Growth Fund of Spain, Inc.

                                    EXHIBIT A

                                     FORM OF

                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

                                      AMONG

                         THE GROWTH FUND OF SPAIN, INC.,

                      SCUDDER SPAIN AND PORTUGAL FUND, INC.

                                       AND

          SCUDDER KEMPER INVESTMENTS, INC. (WITH RESPECT TO SECTION 9)

                           DATED AS OF APRIL 14, 1998

                                TABLE OF CONTENTS

                                                                                           PAGE


1.  DEFINITIONS............................................................................   1


2.  BASIC TRANSACTION......................................................................   1

         2.1  The Merger...................................................................   1
         2.2  Actions at Closing...........................................................   2
         2.3  Effect of Merger.............................................................   2

3.  REPRESENTATIONS AND WARRANTIES OF THE GROWTH FUND OF SPAIN.............................   2

         3.1  Organization.................................................................   2
         3.2  Registrations and Qualifications.............................................   2
         3.3  Regulatory Consents and Approvals............................................   3
         3.4  Noncontravention.............................................................   3
         3.5  Financial Statements.........................................................   3
         3.6  Annual Report................................................................   4
         3.7  Qualification, Corporate Power, Authorization of Transaction.................   4
         3.8  Legal Compliance.............................................................   4
         3.9  Material Contracts...........................................................   4
         3.10  Undisclosed Liabilities.....................................................   4
         3.11  Tax Filings.................................................................   5
         3.12  Qualifications under Subchapter M...........................................   5
         3.13  Form N-14 and Exemptive Application.........................................   5
         3.14  Capitalization..............................................................   6
         3.15  Books and Records...........................................................   6

4.  REPRESENTATIONS AND WARRANTIES OF THE SPAIN AND PORTUGAL FUND..........................   6

         4.1  Organization.................................................................   6
         4.2  Registrations and Qualifications.............................................   7
         4.3  Regulatory Consents and Approvals............................................   7
         4.4  Noncontravention.............................................................   7
         4.5  Financial Statements.........................................................   7
         4.6  Annual Report................................................................   8
         4.7  Qualification, Corporate Power, Authorization of Transaction.................   8
         4.8  Legal Compliance.............................................................   8
         4.9  Material Contracts...........................................................   8
         4.10  Undisclosed Liabilities.....................................................   8
         4.11  Tax Filings.................................................................   9
         4.12  Qualification under Subchapter M............................................   9
         4.13  Form N-14 and Exemptive Application.........................................   9
         4.14  Capitalization..............................................................  10

         4.15  Issuance of Stock...........................................................  10
         4.16  Books and Records...........................................................  10

5.  CONVERSION TO SPAIN AND PORTUGAL FUND COMMON STOCK.....................................  11

         5.1  Conversion...................................................................  11
         5.2  Computation of Net Asset Value...............................................  11
         5.3  Issuance of Spain and Portugal Fund Common Stock.............................  11
         5.4  Surrender of Growth Fund of Spain Stock Certificates.........................  11

6.  COVENANTS OF THE PARTIES...............................................................  12

         6.1  Stockholders' Meetings.......................................................  12
         6.2  Operations in the Normal Course..............................................  12
         6.3  Articles of Merger...........................................................  13
         6.4  Regulatory Filings...........................................................  13
         6.5  Preservation of Assets.......................................................  13
         6.6  Tax Matters..................................................................  13
         6.7  Stockholder List.............................................................  14
         6.8 Delisting, Termination of Registration as an Investment Company...............  14

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF SPAIN AND PORTUGAL FUND.........................  14

         7.1  Approval of Merger...........................................................  14
         7.2  Certificates and Statements by the Growth Fund of Spain......................  15
         7.3  Absence of Litigation........................................................  15
         7.4  Legal Opinions...............................................................  16
         7.5  Auditor's Consent and Certification..........................................  18
         7.6  Liabilities..................................................................  18
         7.7  Effectiveness of N-14 Registration Statement.................................  18
         7.8  Approval of Exemptive Application, Regulatory Filings........................  18
         7.9  Administrative Rulings, Proceedings..........................................  19
         7.10  Satisfaction of the Spain and Portugal Fund.................................  19
         7.11  Dividends...................................................................  19
         7.12 Custodian's Certificate......................................................  19
         7.13 Books and Records............................................................  19
         7.14 Compliance with Blue Sky Laws................................................  19

8.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE GROWTH FUND OF SPAIN....................  20

         8.1  Approval of Merger...........................................................  20
         8.2  Certificates and Statements by the Spain and Portugal Fund...................  20
         8.3  Absence of Litigation........................................................  21
         8.4  Legal Opinions...............................................................  21
         8.5  Auditor's Consent and Certification..........................................  23
         8.6  Effectiveness of N-14 Registration Statement.................................  24
         8.7  Approval of Exemptive Application; Regulatory Filings........................  24
         8.8  Satisfaction of the Growth Fund of Spain.....................................  24

         8.9  Dividends....................................................................  24
         8.10  Nomination of Directors of Growth Fund of Spain.............................  25
         8.11 Amendment of the Spain and Portugal Fund's Investment Advisory, Management
                  and Administration Contract..............................................  25

9.  PAYMENT OF EXPENSES....................................................................  26

         9.1  Allocation...................................................................  26
         9.2  Qualification of Investment Adviser..........................................  26

10.  COOPERATION FOLLOWING EFFECTIVE DATE..................................................  26


11.  INDEMNIFICATION.......................................................................  26

         11.1  The Growth Fund of Spain....................................................  26
         11.2  The Spain and Portugal Fund.................................................  27

12.  TERMINATION, POSTPONEMENT AND WAIVERS.................................................  27

         12.1  Termination.................................................................  27
         12.2  Waiver......................................................................  27
         12.3  Expiration of Representations and Warranties................................  28

13.  MISCELLANEOUS.........................................................................  28

         13.1  Transfer Restriction........................................................  28
         13.2  Material Provisions.........................................................  29
         13.3  Notices.....................................................................  29
         13.4  Amendments..................................................................  30
         13.5  Headings....................................................................  30
         13.6  Counterparts................................................................  30
         13.7  Enforceability..............................................................  30
         13.8  Successor and Designs.......................................................  31
         13.9  Governing Law...............................................................  31

                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 14th day of April, 1998, by and among The Growth Fund of Spain, Inc. (the "Target Fund" or the "Growth Fund of Spain"), a Maryland corporation and registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), Scudder Spain and Portugal Fund, Inc. (the "Acquiring Fund" or the "Spain and Portugal Fund"), a Maryland corporation and a registered investment company under the 1940 Act, and Scudder Kemper Investments, Inc., investment adviser to the Parties (for purposes of Section 9 of the Agreement only) (the "Investment Adviser"). The Spain and Portugal Fund and the Growth Fund of Spain are collectively referred to herein as the "Parties."

         This agreement contemplates a tax-free merger transaction which qualifies for federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the Parties hereto agree as follows:

         1.       DEFINITIONS

                  Certain capitalized terms used in this Agreement are specifically defined herein.

         2.       BASIC TRANSACTION

         2.1 The Merger. On and subject to the terms and conditions of this Agreement, the Target Fund will merge with and into the Acquiring Fund (the "Merger") at the Effective Date (as defined in Section 2.3 below) in accordance with the Maryland General Corporation Law ("MGCL"). The Spain and Portugal Fund shall be the surviving investment company. The Growth Fund of Spain shall cease to exist as a separate investment company and each share of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Common Stock of the Spain and Portugal Fund, with a par value of $0.01 per share, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each of the Parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the "Valuation Time"); the Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a "Business Day"), all upon and subject to the terms hereinafter set forth.

         From and after the Effective Date, the Acquiring Company shall possess all of the properties, assets, rights, privileges, powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Growth Fund of Spain, all as provided under Maryland law.

         2.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the "Closing") on the date thereof (the "Closing Date"), (i) the Growth Fund of Spain will deliver to the Spain and Portugal Fund the various certificates and documents referred to in Article 7 below, (ii) the Spain and Portugal Fund will deliver to the Growth Fund of Spain the various certificates and documents referred to in Article 8 below, and (iii) the Growth Fund of Spain and the Spain and Portugal Fund will file jointly with the State Department of Assessments and Taxation of Maryland (the "Department") the Articles of Merger in the form attached hereto as Exhibit A (the "Articles of Merger") and make all other filings or recordings required by Maryland law in connection with the Merger.

         2.3 Effect of Merger. Subject to the requisite approvals of the stockholders of the Parties, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time as is specified in the Articles of Merger (the "Effective Date") and the separate corporate existence of the Growth Fund of Spain shall cease. As promptly as practicable after the Merger, the Growth Fund of Spain shall delist its shares from the New York Stock Exchange ("NYSE") and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Growth Fund of Spain is and shall remain the responsibility of the Growth Fund of Spain up to and including the Effective Date.

         3.       REPRESENTATIONS AND WARRANTIES OF THE GROWTH FUND OF SPAIN

         The Growth Fund of Spain represents and warrants to the Spain and Portugal Fund that the statements contained in this Article 3 are correct and complete in all material respects as of the execution of this Agreement on the date hereof.

         The Growth Fund of Spain represents and warrants to, and agrees with the Spain and Portugal Fund that:

         3.1      Organization.

         The Growth Fund of Spain is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

         3.2      Registrations and Qualifications.

         The Growth Fund of Spain is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-05304), and such registration has not been revoked or rescinded and is in full force and effect. The Growth Fund of Spain has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception. The Growth Fund of Spain is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Growth Fund of Spain.

         3.3      Regulatory Consents and Approvals.

         No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Growth Fund of Spain of the transactions contemplated herein, except such as have been obtained or applied for under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws.

         3.4      Noncontravention.

         The Growth Fund of Spain is not, and the execution, delivery and performance of this Agreement by the Growth Fund of Spain will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of the Growth Fund of Spain, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Growth Fund of Spain is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Growth Fund of Spain will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Growth Fund of Spain is a party or by which it is bound.

         3.5      Financial Statements.

         The Spain and Portugal Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Growth Fund of Spain, each as of November 30, 1997, said financial statements having been examined by Ernst & Young LLP, independent public auditors. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and present fairly, in all material respects, the financial position of the Growth Fund of Spain as of such date in accordance with GAAP, and there are no known contingent liabilities of the Growth Fund of Spain required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

         The Spain and Portugal Fund has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Growth Fund of Spain, each as of March 31, 1998. This financial statement is in accordance with GAAP and presents fairly, in all material respects, the financial position of the Growth Fund of Spain as of such date in accordance with GAAP, and there are no known contingent liabilities of the Growth Fund of Spain required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

         3.6      Annual Report.

         The Spain and Portugal Fund has been furnished with the Growth Fund of Spain's Annual Report to Stockholders for the year ended November 30, 1997.

         3.7      Qualification, Corporate Power, Authorization of Transaction.

         The Growth Fund of Spain has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         3.8      Legal Compliance.

         No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Growth Fund of Spain or any properties or assets held by it. The Growth Fund of Spain knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         3.9      Material Contracts.

         There are no material contracts outstanding to which the Growth Fund of Spain is a party that have not been disclosed in the N-14 Registration Statement or will not be otherwise disclosed to the Spain and Portugal Fund prior to the Effective Date.

         3.10     Undisclosed Liabilities.

         Since November 30, 1997, there has not been any material adverse change in the Growth Fund of Spain's financial condition, assets, liabilities or business and the Growth Fund of Spain has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Growth Fund of Spain's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 18, 1989, and those incurred in connection with the Merger. Prior to the Effective Date, the Growth Fund of Spain will advise the Spain and Portugal Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this subsection 3.10, a decline in net asset value per share of the Growth Fund of Spain due to declines in market values of securities in the Growth Fund of

Spain's portfolio or the discharge of Growth Fund of Spain liabilities will not constitute a material adverse change.

         3.11     Tax Filings.

         All federal and other tax returns and information reports of the Growth Fund of Spain required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Growth Fund of Spain's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Growth Fund of Spain have been adequately provided for on its books, and no tax deficiency or liability of the Growth Fund of Spain has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

         3.12     Qualification under Subchapter M.

         For each taxable year of its operation (including the taxable year ending on the Effective Date), the Growth Fund of Spain has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

         3.13     Form N-14 and Exemptive Application.

         The exemptive application to be filed with the Securities and Exchange Commission (the "SEC") by the Parties regarding the Merger (the "Exemptive Application") and the registration statement to be filed by the Spain and Portugal Fund on Form N-14 relating to the Spain and Portugal Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the stockholders' meetings referred to in Article 6 of this Agreement and at the Effective Date, insofar as it relates to the Growth Fund of Spain (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and
(ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall only apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Growth Fund of Spain for use in the N-14 Registration Statement.

         3.14     Capitalization.

         (a) All issued and outstanding shares of the Growth Fund of Spain (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and
(iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent as provided in Section 6.7. The Growth Fund of Spain does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Growth Fund of Spain shares, nor is there outstanding any security convertible into any of the Growth Fund of Spain shares.

         (b) The Growth Fund of Spain is authorized to issue 50,000,000 shares of stock, par value $0.01 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights. All of the issued and outstanding Shares of the Growth Fund of Spain were offered for sale and sold in conformity with all applicable Federal and State Securities laws.

         3.15     Books and Records.

         The books and records of the Growth Fund of Spain made available to the Spain and Portugal Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Growth Fund of Spain.

         4.       REPRESENTATIONS AND WARRANTIES OF THE SPAIN AND PORTUGAL FUND

         The Spain and Portugal Fund represents and warrants to the Growth Fund of Spain that the statements contained in this Article 4 are correct and complete in all material respects as of the execution of this Agreement on the date hereof.

         The Spain and Portugal Fund represents and warrants to, and agrees with the Growth Fund of Spain that:

         4.1      Organization.

         The Spain and Portugal Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

         4.2      Registrations and Qualifications.

         The Spain and Portugal Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-06022) and such registration has not been revoked or rescinded and is in full force and effect. The Spain and Portugal Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. The Spain and Portugal Fund is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Spain and Portugal Fund.

         4.3      Regulatory Consents and Approvals.

         No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Spain and Portugal Fund of the transactions contemplated herein, except as such have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

         4.4      Noncontravention.

         The Spain and Portugal Fund is not, and the execution, delivery and performance of this Agreement by the Spain and Portugal Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of the Spain and Portugal Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Spain and Portugal Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Spain and Portugal Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Spain and Portugal Fund is a party or by which it is bound.

         4.5      Financial Statements.

         The Growth Fund of Spain has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Spain and Portugal Fund, each as of September 30, 1997, said financial statements having been examined by Price Waterhouse LLP, independent public auditors. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Spain and Portugal Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Spain and Portugal Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

         The Growth Fund of Spain has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Spain and Portugal Fund, each as of March 31, 1998. This financial statement is in accordance with GAAP and presents fairly, in all material respects the financial position of the Spain and Portugal Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Spain and Portugal Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

         4.6      Annual Report.

         The Growth Fund of Spain has been furnished with the Spain and Portugal Fund's Annual Report to Stockholders for the year ended September 30, 1997.

         4.7      Qualification, Corporate Power, Authorization of Transaction.

         The Spain and Portugal Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         4.8      Legal Compliance.

         No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Spain and Portugal Fund or any properties or assets held by it. The Spain and Portugal Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         4.9      Material Contracts.

         There are no material contracts outstanding to which the Spain and Portugal Fund is a party that have not been disclosed in the N-14 Registration Statement or will not be otherwise disclosed to the Growth Fund of Spain prior to the Effective Date.

         4.10     Undisclosed Liabilities.

         Since September 30, 1997, there has not been any material adverse change in the Spain and Portugal Fund's financial condition, assets, liabilities, or business and the Spain and Portugal Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Spain and Portugal Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since August 25, 1987 and those incurred in connection with the Merger. Prior to the Effective Date, the Spain and Portugal Fund will advise the Growth Fund of Spain in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 4.10, a decline in net asset value per share of the Spain and Portugal Fund due to declines in market values of securities in the Spain and Portugal Fund's portfolio or the discharge of the Spain and Portugal Fund liabilities will not constitute a material adverse change.

         4.11     Tax Filings.

         All federal and other tax returns and information reports of the Spain and Portugal Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Spain and Portugal Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Spain and Portugal Fund have been adequately provided for on its books, and no tax deficiency or liability of the Spain and Portugal Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

         4.12     Qualification under Subchapter M.

         For each taxable year of its operation, the Spain and Portugal Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

         4.13     Form N-14 and Exemptive Application.

         The Exemptive Application, and the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the stockholders' meetings referred to in Section 6 of this Agreement and at the Effective Date, insofar as it relates to the Spain and Portugal Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Growth Fund of Spain for use in the N-14 Registration Statement.

         4.14     Capitalization.

         (a) All issued and outstanding shares of the Spain and Portugal Fund
(i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and
(iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent. The Spain and Portugal Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Spain and Portugal Fund shares, nor is there outstanding any security convertible into any of the Spain and Portugal Fund shares.

         (b) The Spain and Portugal Fund is authorized to issue 200,000,000 shares of stock, par value $0.01 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights. All of the issued and outstanding shares of Common Stock of the Spain and Portugal Fund were offered for sale and sold in conformity with all applicable Federal and state securities laws and the shares to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

         4.15     Issuance of Stock.

         (a) At or prior to the Effective Date, the Spain and Portugal Fund Common Stock to be issued pursuant to this Agreement will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Spain and Portugal Fund Common Stock presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and with each pertinent state securities commission to permit the issuance contemplated by this Agreement.

         (b) At or prior to the Effective Date, the Spain and Portugal Fund will have obtained any and all regulatory, director and stockholder approvals necessary to issue the Spain and Portugal Fund Common Stock.

         4.16     Books and Records.

         The books and records of the Spain and Portugal Fund made available to the Growth Fund of Spain are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Spain and Portugal Fund.

         5.       CONVERSION TO SPAIN AND PORTUGAL FUND COMMON STOCK

         5.1      Conversion.

         Subject to the requisite approval of the stockholders of the Parties, and the other terms and conditions contained herein, at the Effective Date, each share of Common Stock of the Growth Fund of Spain will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Spain and Portugal Fund Common Stock, plus cash in lieu of fractional shares, computed based on the net asset value per share of each of the Parties at the Valuation Time.

         5.2      Computation of Net Asset Value.

         The net asset value per share of the Parties shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either of the Parties to take into account differences in realized and unrealized gains and losses. The value of the assets of the Growth Fund of Spain to be transferred to the Spain and Portugal Fund shall be determined by the Spain and Portugal Fund pursuant to the principles and procedures consistently utilized by the Spain and Portugal Fund in valuing its own assets and determining its own liabilities for purposes of the Merger. Such valuation and determination shall be made by the Spain and Portugal Fund in cooperation with the Growth Fund of Spain and shall be confirmed in writing by the Spain and Portugal Fund to the Growth Fund of Spain. The net asset value per share of Spain and Portugal Fund Common Stock shall be determined in accordance with such procedures, and the Spain and Portugal Fund shall certify the computations involved.

         5.3      Issuance of Spain and Portugal Fund Common Stock.

         (a) The Spain and Portugal Fund shall issue to the stockholders of the Growth Fund of Spain separate certificates or share deposit receipts for the Spain and Portugal Fund Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the Spain and Portugal Fund Common Stock to State Street Bank and Trust Company, as the transfer agent and registrar for Spain and Portugal Fund Common Stock.

         (b) The Spain and Portugal Fund may elect to issue separate certificates of share deposit receipts for the Spain and Portugal Fund that have been designated as a separate series of shares of Spain and Portugal Fund and that would trade pursuant to a separate listing on the New York Stock Exchange but would otherwise have identical voting and other rights and privileges.

         5.4      Surrender of Growth Fund of Spain Stock Certificates.

         With respect to any Growth Fund of Spain stockholder holding certificates representing shares of the Common Stock of the Growth Fund of Spain as of the Effective Date, and subject to the Spain and Portugal Fund being informed thereof in writing by the Growth Fund of Spain, the Spain and Portugal Fund will not permit such stockholder to receive new certificates evidencing ownership of the Spain and Portugal Fund Common Stock, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of the common Stock of the Growth Fund of Spain or, in the event of lost certificates, posted adequate bond. The Growth Fund of Spain will request its stockholders to surrender their outstanding certificates representing certificates of the Common Stock of the Growth Fund of Spain or post adequate bond therefor. Dividends payable to holders of record of shares of the Spain and Portugal Fund as of any date after the Effective Date and prior to the exchange of certificates by any stockholder of the Growth Fund of Spain shall be paid to such stockholder, without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her stock certificates of the Growth Fund of Spain for exchange. No fractional shares of the Spain and Portugal Fund will be issued to Growth Fund of Spain stockholders. In lieu thereof, the Spain and Portugal Fund's transfer agent, State Street Bank and Trust Company, will aggregate all fractional shares of the Spain and Portugal Fund and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of the Spain and Portugal Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale, without interest, upon surrender of such holder's Growth Fund of Spain Common Stock certificates.

         6.       COVENANTS OF THE PARTIES

         6.1      Stockholders' Meetings.

         (a) Each of the Parties shall hold a meeting of its respective stockholders for the purpose of considering the Merger as described herein, which meeting has been called by each Party for July 23, 1998, and any amendments thereof.

         (b) Each of the Parties agrees to mail to each of its respective stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

         6.2      Operations in the Normal Course.

         Each Party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Growth Fund of Spain, preparing for its liquidation, dissolution and deregistration, except that the distribution of dividends pursuant to Sections 7.11 and 8.9 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6.2.

         6.3      Articles of Merger.

         The Parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

         6.4      Regulatory Filings.

         (a) The Growth Fund of Spain undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Growth Fund of Spain has ceased to a registered investment company.

         (b) The Spain and Portugal Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to ensure that the N-14 Registration Statement becomes effective as promptly as practicable. The Growth Fund of Spain agrees to cooperate fully with the Spain and Portugal Fund, and will furnish to the Spain and Portugal Fund the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

         (c) The Parties each agree to proceed as promptly as possible to cause to be made the necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Filing") if applicable, with respect to the transactions contemplated by this Agreement and to ensure that the related waiting period expires or is otherwise terminated at the earliest possible time.

         6.5      Preservation of Assets.

         The Spain and Portugal Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Growth Fund of Spain to be acquired in the Merger, except for dispositions made in the ordinary course of business.

         6.6      Tax Matters.

         Each of the Parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Spain and Portugal Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Growth Fund of Spain for its final taxable year and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Spain and Portugal Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by the Growth Fund of Spain with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Spain and Portugal Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Growth Fund of Spain in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Spain and Portugal Fund.

         6.7      Stockholder List.

         Prior to the Effective Date, the Growth Fund of Spain shall have made arrangements with its transfer agent to deliver to the Spain and Portugal Fund, a list of the names and addresses of all of the stockholders of record of the Growth Fund of Spain on the Effective Date and the number of shares of Common Stock of the Growth Fund of Spain owned by each such stockholder, certified by the Growth Fund of Spain's transfer agent or President to the best of their knowledge and belief.

         6.8      Delisting, Termination of Registration as an Investment
                  Company.

         The Growth Fund of Spain agrees that the (i) delisting of the shares of the Growth Fund of Spain with the NYSE and (ii) termination of its registration as a regulated investment company will be effected in accordance with applicable law as soon as practicable following the Effective Date.

         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF SPAIN AND PORTUGAL FUND

         The obligations of the Spain and Portugal Fund hereunder shall be subject to the following conditions:

         7.1      Approval of Merger.

         This Agreement shall have been adopted, and an amendment to the Spain and Portugal Fund's Articles of Incorporation permitting the Merger to be approved by the affirmative vote of the holders of more than 50% of the shares of Common Stock of the Spain and Portugal Fund issued and outstanding and entitled to vote thereon shall have been approved, by the affirmative vote of the holders of more than 50% of the shares of Common Stock of the Spain and Portugal Fund issued and outstanding and entitled to vote thereon, and the Growth Fund of Spain shall have delivered to the Spain and Portugal Fund a copy of the resolution approving this Agreement adopted by its Board of Directors and stockholders, certified by its secretary.

         7.2      Certificates and Statements by the Growth Fund of Spain.

         (a) The Growth Fund of Spain shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since March 31, 1998, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (b) The Growth Fund of Spain shall have furnished to the Spain and Portugal Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (c) The Growth Fund of Spain shall have delivered to the Spain and Portugal Fund a letter from Ernst & Young LLP, dated the Effective Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns for the period ended November 30, 1997, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of the Growth Fund of Spain for the period covered thereby; and that for the period from November 30, 1997 to and including the Effective Date and for any taxable year ending upon its dissolution, such firm has performed a limited review to ascertain the amount of such applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 30, 1997, to and including the Effective Date and for any taxable year ending upon its dissolution or that the Growth Fund of Spain would not continue to qualify as a RIC for Federal income tax purposes.

         7.3      Absence of Litigation.

         There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

         7.4      Legal Opinions.

         (a) The Spain and Portugal Fund shall have received an opinion of Vedder, Price, Kaufman & Kammholz, as counsel to the Growth Fund of Spain, in form and substance satisfactory to the Spain and Portugal Fund and dated the Effective Date, to the effect that (i) the Growth Fund of Spain is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by the Growth Fund of Spain, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act constitutes a valid and legally binding obligation of the Growth Fund of Spain, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Growth Fund of Spain of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required by state securities or blue sky laws; (iv) the descriptions in the N-14 Registration Statement with respect to the Growth Fund of Spain, including but not limited to the description of statutes, legal and governmental proceedings and contracts and other documents with respect to the Growth Fund of Spain, are accurate and fairly present the information required to be shown; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents with respect to the Growth Fund of Spain related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which the Growth Fund of Spain is a party or by which the Growth Fund of Spain is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vii) the Growth Fund of Spain is not, to the knowledge of such counsel, required to qualify to do business as a foreign corporation in any jurisdiction where it is not currently so qualified or where the failure to so qualify would have a material adverse effect on the Spain and Portugal Fund, the Growth Fund of Spain, or either of their stockholders; (viii) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Growth Fund of Spain; and (ix) all corporate actions required to be taken by the Growth Fund of Spain to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Growth Fund of Spain. Such opinion shall also state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to the Growth Fund of Spain, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto with respect to the Growth Fund of Spain, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Growth Fund of Spain, and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Growth Fund of Spain; and (xi) such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Growth Fund of Spain contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Vedder, Price, Kaufman & Kammholz may state that it is relying on certificates of officers of the Growth Fund of Spain with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Growth Fund of Spain and on the opinion of Ballard Spahr Andrews & Ingersoll, LLP as to matters of Maryland law.

         (b) The Spain and Portugal Fund shall have received an opinion from Dechert Price & Rhoads, as counsel to the Spain and Portugal Fund, dated the Effective Date, to the effect that for Federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that the Spain and Portugal Fund and the Growth Fund of Spain will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with
Section 361(a) of the Code, no gain or loss will be recognized to the Growth Fund of Spain as a result of the Merger or the distribution of Spain and Portugal Fund Common Stock to Growth Fund of Spain stockholders under Section 361(c)(1) of the Code, except to the extent such stockholders are paid cash in lieu of fractional shares of Spain and Portugal Fund in the Merger; (iii) under
Section 1032 of the Code, no gain or loss will be recognized to the Spain and Portugal Fund as a result of the Merger; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of the Growth Fund of Spain on the conversion of their shares into Spain and Portugal Fund Common Stock; (v) in accordance with Section 362(b) of the Code, the tax basis of the Growth Fund of Spain assets in the hands of the Spain and Portugal Fund will be the same as the tax basis of such assets in the hands of the Growth Fund of Spain prior to the consummation of the Merger; (vi) in accordance with Section 358 of the Code, immediately after the Merger, the tax basis of the Spain and Portugal Fund Common Stock received by the stockholders of the Growth Fund of Spain in the Merger will be equal, in the aggregate, to the tax basis of the shares of the Growth Fund of Spain converted pursuant to the Merger; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Spain and Portugal Fund Common Stock will be determined by including the period for which he or she held the Common Stock of the Growth Fund of Spain converted pursuant to the Merger, provided that such Growth Fund of Spain shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, the Spain and Portugal Fund's holding period with respect to the Growth Fund of Spain assets transferred will include the period for which such assets were held by the Growth Fund of Spain; and (ix) the payment of cash to the Growth Fund of Spain stockholders in lieu of fractional shares of the Spain and Portugal Fund will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by the Spain and Portugal Fund with the result that the Growth Fund of Spain stockholder will generally have capital gains or losses to the extent the cash distribution differs from such stockholder's basis allocable to the fractional shares.

         7.5      Auditor's Consent and Certification.

         The Spain and Portugal Fund shall have received from Ernst & Young LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to the Spain and Portugal Fund, to the effect that (i) they are independent public auditors with respect to the Growth Fund of Spain within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Growth Fund of Spain included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         7.6      Liabilities.

         The assets or liabilities of the Growth Fund of Spain to be transferred to the Spain and Portugal Fund shall not include any assets or liabilities which the Spain and Portugal Fund, by reason of limitations in its Registration Statement or Articles of Incorporation, may not properly acquire or assume. The Spain and Portugal Fund does not anticipate that there will be any such assets or liabilities but the Spain and Portugal Fund will notify the Growth Fund of Spain if any do exist and will reimburse the Growth Fund of Spain for any reasonable transaction costs incurred by the Growth Fund of Spain for the liquidation of such assets and liabilities.

         7.7      Effectiveness of N-14 Registration Statement.

         The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Spain and Portugal Fund, contemplated by the SEC.

         7.8      Approval of Exemptive Application; Regulatory Filings.

         (a) The Exemptive Application shall have been approved and that the Spain and Portugal Fund shall have received from the SEC such orders or interpretations as Dechert Price & Rhoads, as counsel to the Spain and Portugal Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

         (b) Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

         7.9      Administrative Rulings, Proceedings.

         The SEC shall not have issued an unfavorable advisory report under
Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Growth Fund of Spain or would prohibit the Merger.

         7.10     Satisfaction of the Spain and Portugal Fund.

         All proceedings taken by the Growth Fund of Spain and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Spain and Portugal Fund.

         7.11     Dividends.

         Prior to the Effective Date, the Growth Fund of Spain shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

         7.12     Custodian's Certificate.

         The Growth Fund of Spain's custodian shall have delivered to the Spain and Portugal Fund a certificate identifying all of the assets of the Growth Fund of Spain held or maintained by such custodian as of the Valuation Time.

         7.13     Books and Records.

         The Growth Fund of Spain's transfer agent shall have provided to the Spain and Portugal Fund (i) the originals or true copies of all of the records of the Growth Fund of Spain in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Growth Fund of Spain outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

         7.14     Compliance with Blue Sky Laws.

         All of the issued and outstanding shares of the Growth Fund of Spain shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Growth Fund of Spain or its transfer agent by the Spain and Portugal Fund or its agents shall have revealed otherwise, either (i) the Growth Fund of Spain shall have taken all actions that in the opinion of the Spain and Portugal Fund or its counsel are necessary to remedy any prior failure on the part of the Growth Fund of Spain to have offered for sale and sold such shares in conformity with such laws or (ii) the Growth Fund of Spain shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Spain and Portugal Fund, to indemnify the Spain and Portugal Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted to threatened by reason of such failure on the part of the Spain and Portugal Fund to have offered and sold such shares in conformity with such laws.

         8.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE GROWTH FUND OF
                  SPAIN

         The obligations of the Growth Fund of Spain hereunder shall be subject to the following conditions:

         8.1      Approval of Merger.

         This Agreement shall have been adopted, and an amendment to the Growth Fund of Spain's Articles of Incorporation permitting the Merger to be approved by the affirmative vote of the holders of 66 2/3% of the shares of Common Stock of the Growth Fund of Spain issued and outstanding and entitled to vote thereon shall have been approved, by the affirmative vote of the holders of 66 2/3% percent of the shares of Common Stock of the Growth Fund of Spain issued and outstanding and entitled to vote thereon; and that the Spain and Portugal Fund shall have delivered to the Growth Fund of Spain a copy of the resolution approving this Agreement adopted by its Board of Directors and stockholders, certified by its secretary.

         8.2      Certificates and Statements by the Spain and Portugal Fund.

         (a) The Spain and Portugal Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since March 31, 1998, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (b) The Spain and Portugal Fund shall have furnished to the Growth Fund of Spain a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (c) The Spain and Portugal Fund shall have delivered to the Growth Fund of Spain a letter from Price Waterhouse LLP, dated the Effective Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns for the period ended September 30, 1997, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of the Spain and Portugal Fund for the period covered thereby; and that for the period from September 30, 1997 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from September 30, 1997, to and including the Effective Date or that the Spain and Portugal Fund would not continue to qualify as a regulated investment company for Federal income tax purposes.

         8.3      Absence of Litigation.

         There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

         8.4      Legal Opinions.

         (a) The Growth Fund of Spain shall have received an opinion of Dechert Price & Rhoads, as counsel to the Spain and Portugal Fund, in form and substance satisfactory to the Growth Fund of Spain and dated the Effective Date, to the effect that (i) the Spain and Portugal Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by the Spain and Portugal Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Spain and Portugal Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Spain and Portugal Fund of the Merger, except such may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (iv) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and, with respect to the Spain and Portugal Fund, the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder; (v) the descriptions in the N-14 Registration Statement with respect to the Spain and Portugal Fund, including, but not limited to, the description of statutes, legal and governmental proceedings and contracts and other documents with respect to the Spain and Portugal Fund, and other documents with respect to the Spain and Portugal Fund are accurate and fairly present the information required to be shown; (vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to the Spain and Portugal Fund or other documents related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which the Spain and Portugal Fund is a party or by which the Spain and Portugal Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (viii) the Spain and Portugal Fund is not, to the knowledge of such counsel, required to qualify to do business as a foreign corporation in any jurisdiction where it is not currently so qualified or where the failure to so qualify would have a material adverse effect on the Spain and Portugal Fund, the Growth Fund of Spain, or either of their stockholders; (ix) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Spain and Portugal Fund; and (x) all corporate actions required to be taken by the Spain and Portugal Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Spain and Portugal Fund. Such opinion shall also state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to the Spain and Portugal Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Spain and Portugal Fund; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Spain and Portugal Fund; and (y) such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Spain and Portugal Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Dechert Price & Rhoads may state that it is relying on certificates of officers of the Spain and Portugal Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Spain and Portugal Fund and on the opinion of Venable, Baetjer & Howard, LLP as to matters of Maryland law.

         (b) The Growth Fund of Spain shall have received an opinion from Vedder, Price, Kaufman & Kammholz and dated the Effective Date, to the effect that for Federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that the Spain and Portugal Fund and the Growth Fund of Spain will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the Growth Fund of Spain as a result of the Merger or on the distribution of Spain and Portugal Fund Common Stock to Growth Fund of Spain stockholders under Section 361(c)(1) of the Code, except to the extent such stockholders are paid cash in lieu of fractional shares of Spain and Portugal Fund in the Merger; (iii) under Section 1032 of the Code, no gain or loss will be recognized to the Spain and Portugal Fund as a result of the Merger; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of the Growth Fund of Spain on the conversion of their shares into Spain and Portugal Fund Common Stock; (v) in accordance with Section 362(b) of the Code, the tax basis of the Growth Fund of Spain assets in the hands of the Spain and Portugal Fund will be the same as the tax basis of such assets in the hands of the Growth Fund of Spain prior to the consummation of the Merger; (vi) in accordance with Section 358 of the Code, immediately after the Merger, the tax basis of the Spain and Portugal Fund Common Stock received by the stockholders of the Growth Fund of Spain in the Merger will be equal, in the aggregate, to the tax basis of the shares of the Growth Fund of Spain converted pursuant to the Merger; (vii) in accordance with
Section 1223 of the Code, a stockholder's holding period for the Spain and Portugal Fund Common Stock will be determined by including the period for which he or she held the Common Stock of the Growth Fund of Spain converted pursuant to the Merger, provided, that such Growth Fund of Spain shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Spain and Portugal Fund's holding period with respect to the Growth Fund of Spain assets transferred will include the period for which such assets were held by the Growth Fund of Spain; and (ix) the payment of cash to the Growth Fund of Spain stockholders in lieu of fractional shares of the Spain and Portugal Fund will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by the Spain and Portugal Fund with the result that the Growth Fund of Spain stockholder will generally have capital gains or losses to the extent the cash distribution differs from such stockholder's basis allocable to the fractional shares.

         8.5      Auditor's Consent and Certification.

         The Growth Fund of Spain shall have received from Price Waterhouse LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to the Growth Fund of Spain, to the effect that (i) they are independent public auditors with respect to the Spain and Portugal Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Spain and Portugal Fund incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         8.6      Effectiveness of N-14 Registration Statement.

         The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Growth Fund of Spain, contemplated by the SEC.

         8.7      Approval of Exemptive Application; Regulatory Filings.

         (a) The Exemptive Application shall have been approved and the Growth Fund of Spain shall have received from the SEC such orders or interpretations as Vedder, Price, Kaufman & Kammholz, as counsel to the Growth Fund of Spain, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel or counsel to the Spain and Portugal Fund shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect. Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

         (b) The SEC shall not have issued an unfavorable advisory report under
Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Growth Fund of Spain or would prohibit the Merger.

         (c) The Spain and Portugal Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

         8.8      Satisfaction of the Growth Fund of Spain.

         That all proceedings taken by the Spain and Portugal Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Growth Fund of Spain.

         8.9      Dividends.

         Prior to the Effective Date, the Spain and Portugal Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

         8.10     Nomination of Directors of Growth Fund of Spain

         The Committee of Independent Directors of the Spain and Portugal Fund shall have recommended, and the Board of Directors of the Spain and Portugal Fund shall have approved, the nomination of the current Directors of the Growth Fund of Spain for election to the Board of Directors of the Spain and Portugal Fund at the Annual Meeting of Stockholders of the Spain and Portugal Fund currently scheduled to be held July 23, 1998, and at any adjournments thereof, provided that the Agreement shall have been adopted by the requisite vote of the stockholders of the Spain and Portugal Fund and of the Growth Fund of Spain. The current Directors of the Growth Fund of Spain elected to the Board of Directors of the Spain and Portugal Fund shall take their seats on the Board of Directors at the meeting of the Board of Directors of the Spain and Portugal Fund first held after the Effective Date of the Merger. The nominees and their classes shall be the following: Class I Directors (term to expire in 1999): Arthur R. Gottschalk, Moritz A. Sell and John G. Weithers; Class II Directors (term to expire in 2000): James E. Akins, Gregory L. Melville and John B. Tingleff; Class III Directors (term to expire in 2001): Frederick T. Kelsey and Fred B. Renwick (collectively, the "Nominees"). Provided further that in order to limit ongoing expenses of the Spain and Portugal Fund and to enhance the efficiency of Board operations, such Nominees have advised the Spain and Portugal Fund that it is their current intention to serve on the Board of Directors of the Spain and Portugal Fund only until such time as the proposed in-kind redemption offer to stockholders of the Spain and Portugal Fund following the Merger is completed, unless there is a pro-rata reduction in the amount of shares accepted pursuant to such redemption offer, in which event the Nominees may continue to serve on the Board of Directors to consider the appropriateness of further action. If any Nominee is elected to the Board of Directors of the Spain and Portugal Fund, the Committee of Independent Directors shall appoint each such Nominee who is not an interested person of the Spain and Portugal Fund or Scudder Kemper Investments, Inc. to serve on the Committee of Independent Directors.

         8.11 Amendment of the Spain and Portugal Fund's Investment Advisory, Management and Administration Contract

         The Spain and Portugal Fund's Investment Advisory, Management and Administration Contract with Scudder Kemper shall have been amended to provide that the fee payable from the Spain and Portugal Fund to Scudder Kemper thereunder shall be equal to an annual rate of 1.00% per annum of the value of the Fund's average weekly net assets with respect to the first $400 million of net assets, declining to 0.95% per annum of the value of the Fund's average weekly net assets thereafter, and to provide that Scudder Kemper will pay for the travel expenses related to the attendance at Board and committee meetings of all Directors, officers and executive employees of the Spain and Portugal Fund who are affiliates of Scudder Kemper.

         9.       PAYMENT OF EXPENSES

         9.1      Allocation.

         All expenses incurred in connection with the Merger since January 1, 1998 shall be allocated equally among Scudder Kemper Investments, Inc., the Spain and Portugal Fund, and the Growth Fund of Spain. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the N-14 Registration Statement, the Exemptive Application, the HSR Filing for the Parties, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Parties owes any broker's or finder's fees in connection with the transactions provided for herein.

         9.2      Qualification of Investment Adviser.

         For purposes of this section, the Investment Adviser represents and warrants to the Parties that it has full power and authority to enter into and perform its obligations under this Section 9. The execution, delivery and performance by it of this provision has been duly authorized by all necessary action.

         10.      COOPERATION FOLLOWING EFFECTIVE DATE

         In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification as described below). The Growth Fund of Spain acknowledges and agrees that from and after the Effective Date, the Spain and Portugal Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Growth Fund of Spain.

         11.      INDEMNIFICATION

         11.1     The Growth Fund of Spain.

         The Spain and Portugal Fund agrees to indemnify and hold harmless the Growth Fund of Spain and each of the Growth Fund of Spain's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Growth Fund of Spain or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Spain and Portugal Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         11.2     The Spain and Portugal Fund.

         The Growth Fund of Spain agrees to indemnify and hold harmless the Spain and Portugal Fund and each of the Spain and Portugal Fund's directors and officers from and against any and all losses, claims, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Spain and Portugal Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Growth Fund of Spain of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         12.      TERMINATION, POSTPONEMENT AND WAIVERS

         12.1     Termination.

         (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption by the stockholders of each of the Parties) prior to the Effective Date, or the Effective Date may be postponed, (i) by mutual agreement of the Parties' Board of Directors; (ii) by the Board of Directors of the Spain and Portugal Fund if any of obligations of the Growth Fund of Spain set forth in this Agreement has not been fulfilled or waived by such Board or if the Growth Fund of Spain has made a material and intentional misrepresentation herein or in connection herewith; or (iii) by the Board of Directors of the Growth Fund of Spain if any obligations of the Spain and Portugal Fund set forth in this Agreement has not been fulfilled or waived by such Board or if the Spain and Portugal Fund has made a material and intentional misrepresentation herein or in connection herewith.

         (b) If the transaction contemplated by this Agreement shall not have been consummated by December 31, 1998, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Parties.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the Parties or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

         12.2     Waiver.

         At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either the Growth Fund of Spain or the Spain and Portugal Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

         12.3     Expiration of Representations and Warranties.

         (a) The respective representations and warranties contained in Articles 3 and 4 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither of the Parties nor any of their officers, directors, agents or stockholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, agent or stockholder of the Parties against any liability to the entity for which that officer, director, agent or stockholder so acts or to its stockholders to which that officer, director, agent or stockholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (b) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Parties to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Parties, unless such terms and conditions shall result in a change in the method of computing the number of shares of Spain and Portugal Fund Common Stock to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Parties prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the Parties call special meetings of stockholders at which such conditions so imposed shall be submitted for approval.

         13.      MISCELLANEOUS

         13.1     Transfer Restriction.

         Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), Spain and Portugal Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

         THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE SCUDDER SPAIN AND PORTUGAL FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Spain and Portugal Fund's transfer agent with respect to such shares. The Growth Fund of Spain will provide the Spain and Portugal Fund on the Effective Date with the name of any Growth Fund of Spain stockholder who is to the respective knowledge of the Growth Fund of Spain an affiliate of it on such date.

         13.2     Material Provisions.

         All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         13.3     Notices.

         All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Growth Fund of Spain:

                  Philip J. Collora, Esq.
                  Vice President, Treasurer and Secretary
                  The Growth Fund of Spain, Inc.
                  222 South Riverside Plaza
                  Chicago, IL  60606

With a Copy to:

                  David A. Sturms, Esq.
                  Vedder, Price, Kaufman & Kammholz
                  222 North LaSalle Street
                  Chicago, IL  60601

If to the Spain and Portugal Fund:

                  Bruce H. Goldfarb, Esq.
                  Vice President and Assistant Secretary
                  Scudder Spain and Portugal Fund
                  345 Park Avenue
                  New York, NY  10154

With a Copy to:

                  Robert W. Helm, Esq.
                  Dechert Price & Rhoads
                  1775 Eye Street, NW
                  Washington, D.C.  20006

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         13.4     Amendments.

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Growth Fund of Spain and the Spain and Portugal Fund; provided, however, that following the meeting of the Growth Fund of Spain and Spain and Portugal Fund stockholders to approve the Merger, no such amendment may have the effect of changing the provisions for determining the number of the Spain and Portugal Fund shares to be issued to the Growth Fund of Spain stockholders under this Agreement to the detriment of such stockholders without their further approval.

         13.5     Headings.

         The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.6     Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.7     Enforceability.

         Any term or provisions of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         13.8     Successors and Assigns.

         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the stockholders of the Parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.9     Governing Law.

         This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

         IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.



                                  SCUDDER SPAIN AND PORTUGAL FUND, INC.

                                  By:___________________________________[SEAL]

                                       Name:____________________________________

Attest:                                Title:___________________________________

                                  THE GROWTH FUND OF SPAIN, INC.

                                  By:____________________________________[SEAL]

                                       Name:____________________________________

Attest:                               Title:____________________________________


                                  SCUDDER KEMPER INVESTMENTS, INC.
                                  (with respect to Section 9)

                                  By:____________________________________[SEAL]

                                       Name:____________________________________

Attest:                               Title:____________________________________

                                   APPENDIX A

                               I. KINGDOM OF SPAIN

AREA AND POPULATION

         The Kingdom of Spain ("Spain") includes 50 provinces, 47 of which are situated on the mainland of the Iberian Peninsula, with the remaining three being the Baleares Islands and the two provinces of the Canary Islands. In addition, the cities of Ceuta and Melilla on the northern coast of Africa are part of the Spanish territory. The total land area is 504,782 sq. km. As of mid 1997, the population was 39.3 million. The major cities are Madrid, Barcelona, Valencia and Seville.

GOVERNMENT

         Spain is a democratic, constitutional monarchy. In 1975, the current monarch, Juan Carlos de Borbon, was proclaimed King of Spain. On December 6, 1978, a new Constitution was ratified by national referendum that provides for the existence of political parties, universal suffrage, parliamentary elections by secret and direct ballot every four years, and the existence of a Parliament with two legislative chambers -- the Congress of Deputies, with 350 members and the Senate with 248 members.

         The Constitution defines the authority of the executive, legislative and judicial powers. The King is commander-in-chief of the armed forces. He names the Prime Minister, who is the head of Government, after consulting the Congress of Deputies and Senate, and calls referenda to decide on major political issues. The Prime Minister is empowered to dissolve parliament and call elections and govern with the assistance of a Cabinet, which is collectively responsible to the Congress of Deputies.

         Members of the Congress of Deputies and the Senate serve four-year terms, barring dissolution, and elect their own presidents. Although each house can initiate legislation, the Congress of Deputies has the power of final approval on all legislation.

         The judicial system is headed by a Supreme Tribunal (Tribunal Supremo) which is responsible for the final determination of all civil and criminal cases brought on appeal from the lower courts. The lower courts consist of territorial courts, provincial courts, regional courts, courts of the first instance and municipal courts. There is also a Constitution Tribunal which has jurisdiction to resolve matters affecting constitutional issues.

         At the last election in March 1996, the conservative Partido Popular
(PP) narrowly defeated the socialist Partido Socialista Obrero Espanol (PSOE) which had governed the country since 1982. However, the PP fell 20 seats short of a parliamentary majority. After some 57 days of negotiations, two conservative regional parties -- the Catalonian Convergencia i Unio (CiU), and the Basque Nationalist Party (PNV) -- agreed to support the PP but not to enter a coalition government. Jose Maria Aznar of the PP became the Prime minister.

INTERNATIONAL ORGANIZATIONS

         Spain is a member of the United Nations, the International Monetary Fund (IMF), the World Bank, the Organization for Economic Cooperation and Development (OECD), the North Atlantic Treaty Organization (NATO), the World Trade Organization (WTO) and the European Economic Community (EEC).

THE ECONOMY

         After accession to the European Union (EU) in 1985, foreign capital, particularly direct investment, poured into Spain attracted by its low labor costs relative to those in the core European countries. In the five years through 1990, GDP in Spain grew at an average annual rate of 5.0%, compared with an average of 3.3% for all of EU. Domestic demand surged, but since the structural reforms needed to improve supply conditions were slow to take place, bottlenecks arose and inflation began to surface. Spain became less competitive and GDP slowed to a rate of 0.7% in 1991 and a decline of 1.2% in 1992. The peseta came under speculative attack in the Exchange Rate Mechanism crises of 1992 and 1993. The peseta was devalued 15.6% against the dollar in 1992 and a further 19.4% in 1993. With the resulting improvement in competitiveness, the economy began to improve.

         Among the structural reforms to the Spanish economy was a reduction in state ownership of business. During the Socialist term in power, Seat, the car producer was sold to Volkswagen in 1986 and Enasa (trucks) to Iveco, a division of Fiat. Between 1989 and 1995, shares were floated in such profitable companies as Repsol, Endesa, the electrical utility, Argentaria, the banking group, and Telefonica. The state's share in these companies was reduced to 10%, 67%, 25% and 20% respectively. Among the plans of the newly elected center-right government is one in which they aim to sell off additional state shareholdings worth more than three trillion pesetas ($23.4 billion) by the year 2000.

         One of the most intractable structural problems in Spain is labor regulation, which has resulted in an official unemployment rate, currently at 22%, or roughly double the EU average. To a large extent the high unemployment rate is the result of rigid labor laws inherited from the Franco regime. Workers with permanent job contracts are protected by generous dismissal payments while new entrants have great difficulty in finding a new job because of the reluctance of employers to take on additional staff because of the very same generous dismissal payments. In spite of the introduction of fixed-term contracts in 1984 and the reforms of 1996 that have reduced the cost of overtime hours and encouraged part-time contracts, there had been no change in the legal severance provisions which are still among the highest of the OECD. Justified layoffs, for both collective and individual dismissals, require a minimum severance payment ranging from 20 days' wages per year of seniority to a maximum of 12 months. Unjustified dismissals carry with them 45 days' wages per year of seniority to a maximum of 42 months, in addition to which the firm must pay up to 60 days' retroactive wages during the appeals process.

GROSS DOMESTIC PRODUCT

         Gross Domestic Product (GDP) in Spain was approximately $581 billion dollars in 1996, ranking fifth among the fifteen nations in the European Economic Community. In terms of per capita income, however, it ranked fourth from the bottom, exceeding only Portugal, Greece and Turkey.

         The following table sets forth selected economic data relating to Spain for the indicated periods.

                             SELECTED ECONOMIC DATA

                                     1992           1993           1994           1995           1996           1997
GDP at current market prices
  (billion pesetas)                 59,105         60,953         64,789         69,761         73,572         77,786
% Change                               7.6%           3.1%           6.3%           7.7%           5.5%           5.7%
GDP at 1990 prices
  (billion pesetas)                 51,635         51,016         52,098         53,546         54,708         56,672

% Change                             0.7%       -1.2%        2.1%        2.8%        2.2%        3.6%
CPI (1990=100)                     112.2       117.3       122.9       128.6       133.2      135.80
% Change                             5.9%        4.5%        4.8%        4.6%        3.6%        2.0%
Industrial Production               96.7        91.9        98.6       103.2       102.5       109.6%
% Change                            -2.5%       -5.0%        7.3%        4.7%       -0.7%        6.9%
Unemployment Rate                   18.5%       22.8%       24.1%       22.9%       22.2%       21.3%
General Gov. Deficit/GDP            -3.6%       -6.8%       -6.3%       -6.6%        4.4%       -3.0%
General Gov. Debt/GDP               48.3%       60.5%       63.0%       65.7%       69.6%       68.1%
Current Account (mil. US$)       -21,287      -5,767      -6,817       1,158       1,756        n.a.
Current Account/GDP                 -3.7%       -1.2%       -1.4%        0.2%        0.3%       n.a.
Population (millions)               39.0        39.1        39.2        39.2        39.3        39.3
Average Exchange Rate             102.38      127.26      133.96      124.69      126.66      146.41
GDP in US $ Billions            $  577.3     $ 479.0     $ 483.6     $ 559.5     $ 580.9     $531.30
GDP Per Capita                  $ 14,770     $12,234     $12,335     $14,247     $14,772     $13,675


IMF, International Financial Statistics, April 1990. European Commission. 1977 Broad Economic Policy Guidelines, No. 64, 1997.

         Spain produces a wide range of agricultural products, both for domestic and export markets. Among them are rice, olive oil, wine, feed grains, vegetables and citrus fruits. In addition, Spain produces an array of forestry products, including wood for construction and furniture, cork, firewood and resins. Spain has significant deposits of metals and minerals, including iron ore, mercury, potash, uranium, tungsten, lead, zinc and pyrites. The main industries of Spain include iron and steel, aluminum, motor vehicles, electronic equipment and machinery, chemicals, metal products, coal mining and electricity generation. Tourism is one of the largest components of the service sector and a significant source of foreign exchange.

         The following table shows the changes in the distribution of GDP by type of activity between 1986 and 1996.


           GROSS DOMESTIC PRODUCT BY TYPE OF ACTIVITY

                                             Percent Distribution
                                             1986            1996
Agriculture, Hunting, Forestry, and
Fishing                                      5.6%            4.5%
Mining, Mfg & Gas                           29.2%           27.5%
Construction                                 6.5%            7.1%
Services                                    53.2%           55.2%
Adjustments                                  5.6%            5.7%
                                           100.0%          100.0%

OECD Quarterly National Accounts, 1997:4P226


FOREIGN TRADE AND BALANCE OF PAYMENTS

         Since accession to EU in 1986, Spain's trade with other EU members has increased significantly as can be seen in the following table.

                          GEOGRAPHIC BREAKDOWN OF TRADE

                                          EXPORTS                        IMPORTS
                                    1986           1996            1986            1996
Millions of US$                    27,206        102,090          35,056         121,865
                                                 Millions of US$
European Union                     16,998         72,471          18,731          80,737
  Germany                           3,192         14,836           5,288          18,038
  France                            4,879         20,534           4,113          21,748
  Italy                             2,168          8,929           2,564          11,625
  United Kingdom                    2,400          8,676           2,711          10,090
  Portugal                            941          8,783             455           3,573
  Other EU                          3,418         10,713           3,600          15,663
United States                       2,517          4,297           3,445           7,720
Other                               7,691         25,322          12,880          33,408

IMF, Direction of Trade Statistics Yearbook, 1997.

         Spain typically runs a deficit on the balance of trade and the balance on income (interest and dividend payments). Services and transfers regularly report surpluses. On the capital account, direct investment has declined from the high level of 1992. Portfolio investment has tended to be volatile. The overall balance, however, has improved and the Current Account as a percentage of GDP has gone from negative 3.7% in 1992 to positive 0.3% in 1996.

                                               BALANCE OF PAYMENTS
                                                  (Millions US$)
                               1992         1993         1994         1995         1996
Trade Balance                (30,420)     (14,946)     (14,833)     (17,661)     (14,912)
Balance on Services           12,529       11,107       14,712       17,941       20,012
Balance on Income             (5,790)      (3,573)      (8,193)      (3,852)      (5,929)
Transfers Net                  2,395        1,644        1,497        4,731        2,584
Current Account              (21,287)      (5,767)      (6,817)       1,158        1,756

Direct Investment Net         11,084        5,492        5,528        2,483        1,767
Portfolio Investment Net       7,006       11,454          214        7,620         (942)
  Equity Securities Net        3,503        5,727          107        3,810         (471)
  Debt Securities Net          5,855       43,625      (21,254)      16,785         (742)
Other Investments Net        (14,484)     (55,124)      21,089      (30,778)      19,137
Capital Acct n.i.e.            3,484        2,918        2,612        6,287        6,365
Errors and Omissions          (5,965)      (1,680)      (1,214)      (6,160)      (3,533)

Overall Balance              (17,809)       4,808           50       (6,415)      24,278

IFS January 1998:636

EXCHANGE RATES

         The following table shows the exchange rate of the peseta relative to the U.S. dollar at the end of each year and the average for the year. The percent of depreciation or appreciation is also shown.

                                 Exchange Rates

End of Period            Change Relative               Change Relative
                         Average to US$                     to US$
1986                     132.40                        140.05
1987                     109.00    21.5%               123.48    13.4%
1988                     113.45    -3.9%               116.49     6.0%
1989                     109.72     3.4%               118.38    -1.6%
1990                      96.91    13.2%               101.93    16.1%
1991                     114.62   -15.6%               102.38     1.5%
1992                      96.69     0.2%               103.91    -1.9%
1993                     142.21   -19.4%               127.26   -19.6%
1994                     131.74     8.0%               133.96    -5.0%
1995                     121.41     8.5%               124.69     7.4%
1996                     131.28    -7.5%               126.66    -1.6%
1997                     151.70   -13.5%               146.41   -13.5%

IMF, International Financial Statistics, April 1998

                             II. PORTUGUESE REPUBLIC

AREA AND POPULATION

         The Portuguese Republic ("Portugal") is situated in Southwest Europe on the western portion of the Iberian Peninsula, bounded on the north and east by Spain and on the south and west by the Atlantic Ocean. The country also comprises the Azores and Madeira Islands in the Atlantic Ocean. The total area including the islands is 91,985 sq. Km. (35,515 sq. miles).

         The population of Portugal, including the Azores and Madeira Islands, was 9.8 million according to the 1991 census. The population is concentrated along the Atlantic coast. Lisbon, the capital and largest city and seaport, comprises some 1.9 million inhabitants and Porto, the second largest city and seaport comprises 1.l million.

GOVERNMENT

         Portugal is a republic governed under a constitution approved in 1976 and revised in 1982, 1989 and 1992. The President is elected to a 5-year term, as head of state. The current president elected in January 1996 is Jorge Sampaio. Parliament proposes the Prime Minister to the president who then makes the appointment. The Prime Minister, who is the country's chief administrative official, presides over a cabinet of ministers. The current Prime Minister is Antonio Guterres.

         Legislative power is vested in a unicameral parliament, the Assembly of the Republic. Members of the Assembly are elected under a system of proportional representation and serve 4-year terms. The Assembly had a total of 230 seats in the early 1990s.

         The judicial system is headed by the Supreme Court, which is made up of a president and 29 judges. Below the Supreme Court are courts of appeal and ordinary and special district courts. There is also a Constitutional court.

         The leading political parties are the Socialist Part (PS), the Social Democratic Party (PSD), the Social Democratic Centre Party (CDS/PP) and the Communist Party (PCP) The socialist party won the October 1995 election, ending 10 years of government by the social democrats. Both of the main parties have similar economic policies, with participation in European Monetary Union (EMU) and fulfilling Maastricht criteria as the center piece of fiscal and monetary policies.

INTERNATIONAL ORGANIZATIONS

         Portugal is a member of the United Nations, the International Monetary Fund (IMF), the World Bank, the Organization for Economic Cooperation and Development (OECD), the North Atlantic Treaty Organization (NATO), the World Trade Organization (WTO) and the European Economic Community (EEC).

THE ECONOMY

         When Portugal joined the European Community (EC) in 1986, the economy was in need of major restructuring. Inflation, unemployment and the public sector deficit were high. Moreover the industry sector was antiquated and the State was heavily involved in the economy. Protectionism, underdeveloped financial markets and rigidity in labor markets characterized the economy. Monetary policy was based on capital controls and credit ceilings. Financial institutions were sheltered from foreign competition and the money market was poorly developed. The Central Bank, which could not be considered independent, controlled liquidity through credit ceilings imposed on the overwhelmingly public banking system. Exchange rate policy was based on a crawling peg aimed at alleviating the chronic current account deficit which, in 1982 peaked at 12% of GDP. Over the period from 1976-1985, the compound real effective exchange rate depreciation of the escudo amounted to 40% while inflation was running at a rate of 20% annually.

         After joining the EC, tax reforms were introduced which lowered effective marginal rates, broadened the tax base and curtailed opportunities for evasion. The value added to tax (VAT) was introduced between 1984 and 1986 and the income tax was subject to a major reform in 1989. Institutional changes strengthened Central Bank autonomy by cutting off the government's automatic access to Banco De Portugal credit and making its statutes broadly aligned to the requirements of the European Union Treaty. Portugal moved from a highly regulated financial market to financial liberalization.

         A far-reaching privatization program was started in 1989. In 1988, public sector participation in the market economy accounted for close to 19% of total value added, around 6.5% of employment and almost 15% of total investment. State-owned enterprises were dominant in financial service, transport, energy, communications, steel, cement brewing, shipbuilding, pulp and tobacco. Initially, the program focused on the financial services sector. The stock exchange was modernized and privatized.

         On April 6, 1992, the escudo joined the Exchange Rate Mechanism (ERM) in the wide fluctuation band (6%) thereby establishing exchange rate stability as the cornerstone of its monetary policy. Remaining controls on capital movements were abolished at the end of that year, ahead of the schedule previously agreed with the EC.

         Turmoil in the ERM in 1992 led to widening of bands to 15% in August 1993. The Central parity of the escudo had to be devalued twice during that period. In spite of realignments, the new monetary policy based on exchange rate stability as an intermediate objective has remained a cornerstone of economic policy in Portugal. In March 1995 the central parity of the escudo within the ERM was devalued by 3.5%, half the size of the devaluation of the Spanish peseta. This realignment was not preceded by market pressure on the escudo, but was aimed at limiting losses in competitiveness relative to partner countries.

         Since joining the EEC, Portuguese output increased significantly in the period from 1986-1990, rising on average at 5% a year compared with an average of 1.6% in the previous five-year period. The rate of inflation, which had been close to 30% in 1984, was brought down to about 12% in 1990. Output was affected adversely by the oil shock of 1979-80 and the recession of 1993, but began to pick up in 1994 and has subsequently continued to grow in each year. Inflation continued to abate and in 1996 the CPI rose only 3.2% and is reported to have been 1.9% in 1997. At the same time, the balance of payments has remained strong and the overall general government deficit fell from above 6% of GDP in 1993 to 3.2% in 1996 and to 2.45% in 1997.

GROSS NATIONAL PRODUCT

         In 1996, GDP amounted to approximately $107 billion. The European Commission has stated that, measured in purchasing power parity, Portuguese GDP per capita rose from 50% of the European Union (EU) average in 1985 to about 70% in 1996.

         The following table sets forth selected economic data relating to Portugal for the indicated periods:

                                   1992            1993            1994            1995            1996
GDP at current market
prices (billion escudo)          12,427.3        13,451.8        14,499.9        15,590.7        16,524.2
% Change                             12.7%            8.2%            7.8%            7.5%            6.0%
GDP at 1993 prices
  (billion escudo)                   n.a.       13,451.70       13,705.50       13,978.80       14,400.40
% Change                              1.8%            0.3%            1.9%            2.0%            3.0%
CPI (1990=100)                      121.3           129.6           135.9           141.5           146.0
% Change                              8.9%            6.8%            4.9%            4.1%            3.2%
Industrial Production                99.5            95.9            94.8            99.4           100.8
% Change                             -1.9%           -3.6%           -1.1%             4.9%            1.4%
Unemployment Rate                     4.2%            5.7%            7.0%            7.3%            7.3%
General Gov. Deficit/GDP             -3.6%           -6.9%           -5.8%           -5.1%           -4.0%
General Gov. Debt/GDP                60.7%           64.3%           66.7%           66.4%           65.6%
Current Account (mil. US$)           -184             233          -1,891            -721          -2,657
Current Account/GDP                  -0.1%            0.1%           -1.1%           -0.5%           -1.7%
Population (millions)                9.83            9.84            9.84            9.85            9.87
Average Exchange Rate              135.00          160.80          165.99          151.11          154.24
GDP in US $ Billions           $     92.1      $     83.7      $     87.4      $    103.2      $    107.1
GDP Per Capita                 $    9,362      $    8,502      $    8,877      $   10,478      $   10,859

*GDP at constant 1993 prices not available for 1992. The % changes for 1992 and 1993 are taken from OECD, Economic Outlook, December 1997. The % changes for 1994-6 are computed from the figures shown in the preceding line.

Sources: OECD, Quarterly National Account, No. 4, 1997 and Economic Outlook, December 1997; IMF, International Financial Statistics, April 1998; European Commission, 1977 Broad Economic Policy Guidelines, No. 64, 1997.

         While the importance of agriculture in the economy has declined since accession to the EU, approximately 11% of the labor force is still engaged in agriculture, having declined from over 20% in 1986. Only Greece among EU members has a higher proportion of the population currently employed in agriculture. Approximately 34% of Portugal's total land area is covered by forest. The country is the world's largest producer and exporter of cork and cork products and is an increasingly important supplier of wood pulp. Portugal has substantial reserves of copper ore, iron ore, pyrites and uranium.

         The manufacturing sector accounted for about 24% of GDP and employed about 23% of the labor force in 1993, the latest year for which data are available. The principal manufacturing industries include metal products, textiles, chemicals and allied products, wood pulp and cork and base metallurgy. The construction sector employs approximately 8% of the labor force.

         Tertiary production includes retail and wholesale trade, utilities, finance, transportation and communication, and services. Trade and services have been the fastest growing sectors of the economy. The growth in tourism is reflected in the trade sector which includes hotels and restaurants.

         The following table shows how employment by industry has changed since accession to the EU in 1986.

                                                             CIVILIAN EMPLOYMENT BY SECTOR
                                                  1986                            1995
                                                (Thous)       % of Total        (Thous)      % of Total
Agriculture                                       890.3          21.9%           477.5          11.4%
Mining                                             27.2           0.7%            16.8           0.4%
Manufacturing                                     995.3          24.5%           971.9          23.2%
Construction                                      332.1           8.2%           340.3           8.1%
Electricity, gas and water                         31.9           0.8%            34.6           0.8%
Transport and communication                         174           4.3%           183.1           4.4%
Trade                                             598.6          14.7%           819.2          19.5%
Banking, insurance, real estate                     127           3.1%           137.4           3.3%
Personal services.                                  887          21.8%          1213.7          28.9%
Total                                            4063.4                         4194.5

OECD, Economic Survey Portugal 1998:111

EXTERNAL TRADE AND BALANCE OF PAYMENTS

         Since accession to EU in 1986, Portugal's trade with other EU members has increased significantly as illustrated in the following table:

                                                     GEOGRAPHIC BREAKDOWN OF TRADE
                                          EXPORTS                                IMPORTS
                                    1986          1996                    1986           1996
(Bil escudos)                      1,055         3,678                   1,399          5,265
                                                        Percent of Total
European Union                      68.3          79.9                    58.9           75.6
  Germany                           14.7          21.2                    14.4           15.5
  France                            15.2          14.1                    10.0           11.1
  Italy                              3.9           3.7                     7.9            8.3
  United Kingdom                    14.2          10.8                     7.5            6.7
  Spain                              6.9          14.2                    11.0           22.4
  Other EU                          13.3          16.0                     8.2           11.6
United States                        7.0           4.6                     7.0            3.2
Other OECD countries                13.8           5.1                    12.5            5.6
Non OECD countries                  10.9          10.4                    21.6           15.6

OECD, Economic Survey Portugal 1998:115

         Portugal typically runs a deficit on the balance of trade which is offset, in part, by tourism receipts and unilateral transfers. Tourism receipts are expected to increase sharply with Expo 98, which runs from May 22 through September 30, 1998. Transfers include emigrant remittances and, in recent years, transfers from EU. The overall balance of payments is shown in the following table:

                                                               BALANCE OF PAYMENTS
                                                                 (Millions US$)
                                       1992            1993           1994            1995            1996            1997
Trade Balance                         (9,387)         (8,050)        (8,321)         (8,910)         (9,340)         (9,766)
Balance on Services                      765           1,365          1,269           1,613           1,375           1,204
Balance on Income                        611             219           (565)            (21)           (352)           (245)
Transfers Net                          7,826           6,699          5,421           7,132           6,827           6,712
Current Account                        (184)             233         (2,196)           (144)         (1,491)         (2,093)

Direct Investment Net                  1,186           1,387            983              (3)            (57)             71
Portfolio Investment Net              (3,064)          1,827            478          (1,083)          1,746           1,133
  Equity Securities Net                  561             411            496            (338)            958           1,776
  Debt Securities Net                 (3,625)          1,416            (18)           (745)         (2,704)           (643)
Other Investments Net                    928          (6,246)          (409)          4,110           6,553           2,750
Errors and Omissions                     978             (48)          (287)         (3,181)         (2,813)         (2,267)

Overall Balance                         (156)         (2,848)        (1,430)           (300)            445            (407)

IMF, International
Financial Statistics,
January 1998

EXCHANGE RATES

         The following table shows the exchange rate of the escudo relative to the US dollar at the end of each year and the average for the year. The percent of depreciation or appreciation is also shown.

                         VALUE OF ESCUDO RELATIVE TO US$

               End of Period           Change Relative to US$        Average         Change Relative to US$
1986           146.12                                                 149.59
1987           129.87                          12.5%                  140.88               6.2%
1988           146.37                         -11.3%                  143.95              -2.1%
1989           149.84                          -2.3%                  157.46              -8.6%
1990           133.60                          12.2%                  142.56              10.5%
1991           134.18                          -0.4%                  144.48              -1.3%
1992           146.76                          -8.6%                  135.00               7.0%
1993           176.81                         -17.0%                  160.80             -16.0%
1994           159.09                          11.1%                  165.99              -3.1%
1995           149.41                           6.5%                  151.11               9.9%
1996           156.39                          -4.5%                  154.24              -2.0%
1997           183.33                         -14.7%                  175.31             -12.0%

IMF, International Financial Statistics

                 III. SPANISH AND PORTUGUESE MARKET INFORMATION

THE SPANISH SECURITIES MARKETS

        In 1998 the Securities Market Act (known by its Spanish acronym as LVM) established the framework for the operation of the securities markets in Spain. The securities markets, and all market participants are supervised by the National Securities Market Commission ("Comision National de Mercado de Valores" or "CNMV"), an independent public entity, and the key institution of the Spanish securities markets. Each of the four Spanish stock exchanges is managed by a managing company ("Sociedad Rectora"), a private limited liability company formed and owned by the authorized dealers and broker-dealers ("sociedades de valores" and "agencias de valores") that are members of the relevant stock exchange. Each managing company is in turn an equal member of another company, the "Stock Exchange Company" ("Sociedad de Bolsas"), the main function of which is to oversee the Automated Quotation System, which is the computerized system through which trading in equity securities on the Spanish stock exchanges takes place primarily.

        Shares (equity securities), government securities, bonds, treasury bills and other financial instruments are traded on the exchanges. All transactions must be effected through an official dealer or broker-dealer member of the relevant stock exchange. Brokerage commissions are freely fixed by the dealers and broker-dealers. However, they are overseen by the CNMV, and have to be publicly published and may not exceed the maximum rates established by the Spanish Government.

        In order for securities to be listed for trading on any exchange, the authorization of the relevant exchange is required. Additionally, trading on the Automated Quotation System requires previous listing on at least two Spanish stock exchanges, and authorization of the CNMV with a favorable report of the Stock Exchange Company. Spanish legislation establishes rules for the exchanges with respect to listing and disclosure requirements, including examinations of financial statements.

        Equity Markets. Securities are traded on the four exchanges via the Automated Quotation System ("AQS"), which presently exists in conjunction with the traditional oral trading on the floor of the exchange. AQS accounts for almost 90% of all trades. The principal feature of the AQS is the computerized matching of buy and sell orders at the time of entry of the order. Each order is executed as soon as a matching order is entered, but can be modified or canceled until executed.

        In a pre-opening session held from 9:00 a.m. to 10:00 a.m. each trading day, an opening price is established for each security traded on the AQS based on orders placed at that time. The computerized trading hours are from 10:00 a.m. to 5:00 p.m. (except for some less liquid securities which trade only at 12:00 p.m. and 4:00 p.m.) during which time the trading price of a security is permitted to vary up to 15% (or 20% with the authorization of the Stock Exchange Company) of the previous trading day's closing price. If the quoted price exceeds this limits, trading in the security is suspended until the next trading day.

        Between 5:00 p.m. and 8:00 p.m, trades may occur outside the computerized system without prior authorization of the Stock Exchange Company, at a price within the range of 5% above the higher of the average price and closing price for the day and 5% below the lower of the average price and closing price for the day, if there are no outstanding bids or offers, as the case may be, on the system matching or bettering the terms of the proposed off-system transaction, and if the trade involves more than Ptas. 50 million and more than 20% of the average daily trading volume of the stock during the preceding three months. In certain cases, at any time before 8:00 p.m., trades may take place (with the prior authorization of the Stock Exchange Company) at any price.

         The Madrid exchange is the fourth most active in turnover terms in the European Union after London, Frankfurt and Paris. Based on market capitalization, the Madrid exchange, valued at $235.1 billion at the end of 1997, ranked twelfth among the exchanges of the world. Market capitalization and trading value for the past five years are given below:

                                 MADRID STOCK EXCHANGE
                 No. of Cos.   Mkt Cap     Trading      Mkt Cap     Trading
                   Listed
                               ECU Billions            US $ Billions
        1992          400        80.3        64.6         61.9        49.8
        1993          379       125.5        99.9        107.1        85.2
        1994          378       122.5       132.1        103.1       111.1
        1995          366       137.9       120.9        105.4        92.4
        1996          361       190.2       182.5        150.0       143.9
        1997          388       266.6       376.3        235.1       331.8

Bolsa de Madrid, Key Figures, January 1998

         The most traded shares are shown below:

                        MOST TRADED SHARES IN 1997
Company          Sector                   Trading Volume          No. Shares
                                                                   (Million)
                                         ECU Mil      US$ Mil
Telefonica       Communications           24,205       19,089         3,138
Endesa           Utilities                13,648       10,763         2,526
Repsol           Petroleum                11,288        8,902           918
BBV              Banking                   8,385        6,613         1,140
Iberdrola        Utilities                 8,186        6,456         2,337
B. Santander     Banking                   7,599        5,993           969
Argentaria       Banking                   4,602        3,629           300
B. Popular       Banking                   4,035        3,182           249
BCH              Banking                   3,127        2,466           630
Banesto          Banking                   2,300        1,814           834

Bolsa de Madrid, Key Figures, January 1998


         Stock Indexes. The main stock price indexes are the Madrid General Index, the Total Index and the Ibex-35. The Madrid General Index reflects the increase or decrease in share prices and is corrected for dividends and capital increases. It has been published since December 1940 and as of 1986 the base has been December 31, 1985=100. The Total Index measures the overall profitability of shares based on the price performance, capital increases and dividends reinvested. It is an indicator of total return. The index is based on December 31, 1985=100. The Ibex-35 index, made up of the 35 most liquid shares that trade on the continuous market, acts as the underlying asset for the trading of futures and options on indexes. The index is not corrected for dividends and the base is December 31, 1989=3000. It has been called Ibex-35 since January 1991; prior to that time it was known as Fiex. The following table shows the three indexes for the period 1987-1997 (except with respect to the Madrid Total Index, with respect to which 1997 figures are not available).

                             MADRID STOCK PRICE INDEXES (END OF YEAR)
            Madrid General   Percent Chg    Madrid Total     Percent Chg.    Ibex-35          Percent Chg.
                Index(1)                      Index(1)                       Index(2)
1987             227.2                         242.8                         2,407.1
1988             274.4         20.8%           302.8            24.7%        2,727.5             13.3%
1989             296.6          8.1%           336.8            11.2%        3,000.0             10.0%
1990             223.3        -24.7%           260.9           -22.5%        2,248.8            -25.0%
1991             246.2         10.3%           299.9            14.9%        2,603.3             15.8%
1992             214.3        -13.0%           277.8            -7.4%        2,344.6             -9.9%
1993             332.8         55.3%           433.0            55.9%        3,615.2             54.2%
1994             285.0        -14.4%           393.0            -9.2%        3,087.6            -14.6%
1995             320.1         12.3%           454.7            15.7%        3,630.8             17.6%
1996             444.8         39.0%           649.8            42.9%        5,154.8             42.0%
1997             632.5         42.2%                                         7,255.3             40.7%

-----------------------------------

(1)    12/21/85=100
(2)    12/31/89=3000

Bolsa de Madrid, Fact Book 1997

         As of March 20, 1998, the Madrid General Index was 859.08 up 34.4% from the end of 1997 and the Ibex 35 was 9797.1, up 35% over the same time period.

        New Listing of Equity Securities. In order to be eligible for listing on any of the Spanish stock exchanges, companies are required to meet certain requirements, including the following:

        (i)       General requirements:

                   - The company must comply with all the rules and regulations to which it is subject; including its own memorandum and articles of association.

                   - The annual company accounts, and if applicable, the consolidated group accounts, must be audited. However, exceptions to this requirement may be granted in certain cases.

                   -  The securities must be freely transferable.

                   - The securities must be registered in book-entry form ("anotaciones en cuenta").

         (ii)     Specific requirements for shares:

                   - The company must have a minimum share capital of Pesestas 200 million.

                   - The company must have enough profits (after tax) to distribute a dividend of at least 6% of the paid up share capital in the previous two years or in three non-consecutive years of the previous five (although no actual distribution is required). However, exceptions to this requirement may be granted in certain cases.

                   - There must be at least 100 shareholders owning individual interests in the company of less than 25% of its share capital.

         Debt Market. The debt instruments principally traded in the Spanish markets are treasury letters of credit ("Letras del Tesoro"), treasury promissory notes ("Pagares del Tesoro"), and state bonds and debt instruments ("Bonos y obligaciones del Estado"), a mixture of short, medium and long-term instruments.

         These public debt securities, and also those issued by Autonomous Communities (i.e., territorial political sub-divisions of the Spanish State) and local authorities, are primarily traded in the Public Debt Market ("Mercado de Deuda Publica en Anotaciones") which operates through a book-entry system run by the Bank of Spain. The Bank of Spain is empowered to supervise and control the Public Debt Market, Public debt represented by book entry can also be traded on the Spanish stock exchanges.

         The "AIAF" fixed-yield wholesale securities market is an organized but unofficial wholesale market of securities. This market is sponsored by a private entity ("AIAF"), governed by its own supervisory body in accordance with its rules, and under the supervision of the CNMV. Several fixed-yield securities which could also trade on the Spanish stock exchanges trade on this market.

         The capitalization of fixed-income securities has been gradually declining while trading has risen sharply. The explanation lies in the fact that as of 1993 the book-entry debt of the State and regional governments has been traded via the Bolsa de Madrid's electronic system, however capitalization of this debt is not included in that of public sector securities on the Bolsa. Trading and capitalization of fixed-income securities is shown below.

                       Fixed-Income Securities
                   Mkt Cap                  Trading
         (Bil. Ptas.)  (Bil. US$)   (Bil. Ptas.)  (Bil. US$)

        1992        4,332        42.3         922          9.0
        1993        4,371        34.3       1,758         13.8
        1994        3,832        28.6       4,488         33.5
        1995        3,532        28.3       4,274         34.3
        1996        3,334        26.3       9,540         75.3


Bolsa de Madrid, Fact Book 1997

         Futures and Options Market. The futures and options markets are organized by the holding company Mercado Espanol de Futuros Financieros (MEFF). MEFF's subsidiary, MEFF Renta Variable, based in Madrid, manages the trading of options and futures on the Ibex-35 stock index and individual options on certain shares. MEFF Renta Fija, based in Barcelona, manages the trading of futures and options on interest rates.

SPANISH FOREIGN EXCHANGE CONTROL

         Official buying and selling rates for major trading and certain other specified currencies are fixed daily by the Bank of Spain in consultation with the banks authorized to conduct foreign exchange business. Purchases and sales by bank transfers of foreign currencies are centralized at the Bank of Spain, which publishes the rates at which it settles transactions.

         Foreign investors may freely invest in shares of Spanish companies and need only obtain prior verification or authorization from the Ministry of Economy in certain cases. Foreign non-European Union governments, state-owned entities and state-controlled entities are required to obtain specific consent from the relevant Spanish authorities to make capital investments in Spain.

         Payments and collections derived from foreign investments in Spain are liberalized, but certain formalities have to be fulfilled and specific information must be supplied, in certain cases, to the Spanish exchange control authorities. Generally payments must be channeled through licensed credit entities.

SPANISH PUBLIC FINANCE, STATE REVENUE AND TAXATION

         Each year, the Ministry of Economy and Finance, in collaboration with other Government Ministries, prepares the State Budget and summary budgets for autonomous public agencies and the social security system. After submission to the Council of Ministers, the budget is presented for approval to parliament. If the budget is not finally approved by January 1 of each year, the budget of the previous year is automatically extended.

         Spain has a fairy complex tax system with a wide range of direct and indirect taxes applicable to both individuals and businesses. The majority of Spanish taxes are imposed by the State, although certain taxes are levied by local governments. Certain Autonomous Communities, namely the Basque Country and Navarra, have a particular tax system adopted by their respective local legislative bodies within the framework of the State tax system.

THE SPANISH MONETARY AND BANKING SYSTEM

         Government regulation of the Spanish banking industry is administered by the Bank of Spain, a public law entity which operates as the Spanish autonomous central bank. In addition, it has the ability to function as a private bank. Except in its performance of public functions, the Bank of Spain's relations with third parties are governed by general private law and its actions and omissions subject to the civil and commercial codes.

         Among other responsibilities, the Bank of Spain is responsible for determining and executing monetary policy with the primary goal of attaining price stability (while the Bank of Spain's monetary policy must support the general financial policy of the government, it is not subject to instructions from the Government or the Ministry of Economy and Finance), maintaining, administering and managing foreign exchange and precious metal reserves in order to execute the rate of exchange policy formulated by the Government, promoting stability, good performance and operation of the financial payment systems, issuing Spanish currency, rendering treasury services to the Spanish Treasury and to the Autonomous Communities, and rendering services related to public debt of the State and the Autonomous Communities.

         In addition, the Bank of Spain exercises general supervisory control over all Spanish credit institutions and is entrusted with certain supervisory powers over Spanish banks, subject to rules and regulations issued by the Ministry of Economy and Finance. The "Fondos de Garantia de Depositos", which operate under the guidance of the Bank of Spain, guarantee bank and savings bank deposits up to EURO 15,000 per depositor. The minimum covered amount for all European Union member banks will be increased to EURO 20,000 after December 31, 1999.

SPANISH CREDIT ENTITIES

         The commercial banking sector in Spain is dominated by four Spanish banking groups, which, based on statistics of the Spanish Banking Association, accounted for approximately 68.5% of total deposits at commercial banks at December 31, 1996.

         Spanish savings banks also represent an important source of competition for retail deposits, mortgage loans and other retail banking products and services. Since 1988, Spanish savings banks, which have traditionally been regional institutions, have been permitted to open branches and offices through Spain. The savings banks are divided into "Cajas de Ahorro", which are partially controlled by local governments, and "Cajas Rurales", which specialize in the agricultural sector.

         Law 3/1994, of April 14, 1994 conforms Spanish law to the European Unions' Second Banking Coordination Directive (89-646) (the "Second Banking Directive") by providing that any financial institution incorporated in and authorized to conduct business in another member state of the European Union will be permitted to conduct business in Spain either through branches in Spain or on a cross-border basis following certain procedures.

         Likewise, the European Union's Investment Services Directive. No. 93/22/CE took effect on December 31, 1995. Although Spain has not yet implemented this Directive, it could affect financial services in Spain by permitting any brokerage house incorporated and authorized to operate in the European Union to offer its services in Spain.

THE PORTUGUESE SECURITIES MARKETS

         Background and Development. The Portuguese securities markets officially opened at the turn of the century with the establishment of the Oporto Stock Exchange and the Lisbon Stock Exchange (the "Stock Exchanges"). The Stock Exchanges were closed in 1974 and were reopened in the late 1970s, but it was not until 1987, when the Portuguese Government passed additional laws designed to stimulate the capital markets, that activity on the Stock Exchanges increased substantially. The 1987 legislation consisted mainly of tax incentives, the relaxation of listing and issuing requirements and a reduction in limitations on foreign investment.

         A series of legislative measures designed to reform the Stock Exchanges was implemented in July 1991, including the transfer of their ownership from the Portuguese Government to the brokers and dealers acting on the Stock Exchanges. In addition, the 1991 legislation (i) established an independent regulatory authority over the securities market, the Comissao do Mercado de Valores Mobiliarios (the "CMVM"), to supervise the securities markets, (ii) established a framework for the regulation of trading practices, tender offers and insider trading, (iii) required members of the Stock Exchanges to be corporate entities,
(iv) required companies listed on the Stock Exchanges to file annual audited financial statements and to publish semi-annual financial information, (v) established a framework for integrating quotations on the Stock Exchanges by computer, and (vi) provided for the transfer of shares by book-entry.

         Equity securities are currently listed only on the Lisbon Stock Exchange. The Lisbon Stock Exchange is regulated by the Ministry of Finance and the CMVM. Shares were traded on the Oporto Stock Exchange until May 1994, when it was closed in preparation for the introduction of the trading of derivative securities. Trading on the Oporto Stock Exchange is now limited to derivative instruments.

         The official market index of the Lisbon Stock Exchange, published since February 1991 (the "BVL General Index"), is a weighted average price of shares listed on the Official Market of the Lisbon

Stock Exchange. The exact number of companies in the index's portfolio may change each day because of new admissions, exclusions, suspensions and the absence of quotations. Since January 1993, the Lisbon Stock Exchange has calculated a sub-index of the 30 most frequently traded shares listed on the Official Market, which includes the Ordinary Shares, and their market capitalization (the "BVL 30"). Two Portuguese banks, Banco Totta & Acores, S.A. and Banco Portugues do Atlantico, S.A., also calculate stock market indices.

         Regulation of the Exchanges. Each of the two Portuguese stock exchanges (Lisbon Stock Exchange and Oporto Stock Exchange) is managed by a managing company ("Associacao de Bolsa"), a private limited liability association formed and owned by the authorized dealers and brokers ("sociedades financeiras de corretagem" and "sociedades de corretagem") that are members of the relevant stock exchange.

         The securities markets, and all market participants are supervised by the Securities Market Commission ("Comissao do Mercado de Valores Mobiliarios"), an independent public entity.

         Shares (equity securities), government securities, bonds, treasury bills, and other financial instruments are traded on the Lisbon Stock Exchange. Trading in the Oporto Stock Exchange is now limited to derivative products.

         Market Activity. The market capitalization of all securities traded on the LSE at the end of 1997 was 14,388,729 million escudos or $78,487 million. Of this total bonds accounted for $38,798 million or 49.4%; stocks, $39,065 million or 49.8% and other securities, such as participation bonds, investment trust units and rights, $624 million or 0.8%. The LSE is one of the smaller stock markets among the developed markets. In terms of the Morgan Stanley Capital International list of developed markets, Portugal ranked 21 out of 23 in market capitalization at the end of 1997. Only the Austria and New Zealand stock markets had smaller capitalizations.

         The following table shows the market capitalization of securities on the LSE in the various markets as of the end of 1997.

                                 Mil Esc.      Mil. US$   % Distribution
      Official Market           13,667,609      74,554          95.0%
        Bonds                    6,558,200      35,773
        Stocks                   7,007,975      38,227
        Other*                     101,434         553
      Second Market                597,954       3,262           4.2%
        Bonds                      553,528       3,019
        Stocks                      44,426         242
      Market without
       Quotations                  123,167         672           0.9%
        Bonds                          996           5
        Stocks                     109,268         596
        Other                       12,903          70
      Subtotal                  14,388,728      78,487         100.0%

      Addendum:
      Bonds                      7,112,723      38,798          49.4%
      Stocks                     7,161,669      39,065          49.8%
      Other                        114,337         624           0.8%
                                14,388,729      78,487         100.0%

      * Participation bonds, Investment Trust Units and Rights of bonds, warrants and shares.

      Bolsa De Valores De Lisboa:  Nota Informative 1997

         Trading in 1997 of all securities amounted to 6,450,409 million escudos or $36,794 million. Approximately 90% of the trades took place on the Official Market. Trading in stocks accounted for 63.7% of all trades.

          The following table shows the value of trading on the three main markets in 1997 and for both normal and special sessions.

                     LISBON STOCK EXCHANGE:   VALUE OF TRADING IN 1997
                                   Mil Esc.    Mil. US$   %Distribution
           NORMAL SESSIONS
           Official Market        5,812,687     33,156       90.1%
             Bonds                2,175,717     12,411
             Stocks               3,598,606     20,527
             Other*                  38,364        219
           Second Market            128,363        732        2.0%
             Bonds                  102,061        582
             Stocks                  26,302        150
           Market without
            Quotations               68,410        390        1.1%
             Bonds                    2,131         12
             Stocks                  45,727        261
             Other                   20,552        117
           Subtotal               6,009,459     34,279       93.2%
           SPECIAL SESSIONS
             Stocks                 440,949      2,515        6.8%
           Grand Total            6,450,408     36,794

           Addendum:
           Bonds                  2,279,909     13,005       35.3%
           Stocks                 4,111,584     23,453       63.7%
           Other                     58,916        336        0.9%
                                  6,450,409     36,794      100.0%

           * Participation bonds, Investment Trust Units and Rights of bonds, warrants and shares.

           Bolsa De Valores De Lisboa:  Nota Informative 1997

         Stocks. Both market capitalizations and trading values of stocks have grown rapidly in recent years. The following table showing recent history of the growth of capitalization and trading value of stocks includes the dramatic rise in trading that took place in 1997

                                      LISBON STOCK EXCHANGE
                       No.        Market Capitalization             Trading Value
                    Of Cos.
                              (bil escudos)       (bil US $)  (bil escudos)   (bil US $)
        1987          143        1,150.3              8.9          213.9          1.5
        1988          171        1,052.3              7.2          163.4          1.1
        1989          182        1,588.4             10.6          300.4          1.9
        1990          181        1,257.2              9.4          240.4          1.7
        1991          180        1,284.3              9.6          406.2          2.8
        1992          191        1,353.6              9.2          467.3          3.5
        1993          183        2,193.0             12.4          780.3          4.9
        1994          195        2,586.8             16.3          874.6          5.3
        1995          169        2,743.1             18.4          634.1          4.2
        1996          170        3,828.4             24.5        1,102.6          7.1
        1997*         159        7,161.7             39.1        3,670.6         20.9

* Data are for Normal Sessions. In 1997 trading value, including Special Session, was 4,11.6 bil escudos or $23.5 bil.

Lisbon Stock Exchange

         Stock Price Indexes. The BVL (Bolsa de Valores de Lisboa) Index has been the official market index of the LSE since February 18, 1991. It has a base of 1000 at January 5, 1988 and includes all listed shares on the LSE official market. The exact number of companies in the index can change daily as a result of admissions, exclusions, suspensions and the absence of quotations. On January 11, 1993, the LSE began to calculate the BVL 30. This index, based on January 4, 1993=1000, includes the shares of 30 companies listed on the main market and is weighted by their market capitalization and liquidity. These indexes are shown below in the following table:

                              STOCK PRICE INDEXES
                    BVL General Index (January 5, 1988=1000)

           High        Date         Low        Date      Close Pct. Chg.
1988     1,145.10      8-Jan       670.70     21-Oct       722.85
1989     1,141.59     24-Oct       691.11     22-Jun       951.91      31.7%
1990       953.76      4-Jan       627.57      5-Dec       638.30     -32.9%
1991       747.69     18-Mar       605.66     16-Jan       623.63      -2.3%
1992       651.63     11-May       541.60     20-Oct       553.71     -11.2%
1993       848.54     31-Dec       537.20     13-Jan       848.54      53.2%
1994       999.46     18-Feb       801.57     20-Jun       919.95       8.4%
1995       933.32     12-May       842.31     22-Nov       877.69      -4.6%
1996     1,163.54     31-Dec       877.17      2-Jan     1,163.54      32.6%
1997     1,922.72     31-Dec     1,163.47      2-Jan     1,922.72      65.2%


                      BVL 30 Index (January 4, 1993=1000)
            High       Date         Low        Date        Close
1993      1565.16     31-Dec       980.14     13-Jan      1565.16
1994      1863.53     18-Feb      1447.56     20-Jun      1699.54       8.6%
1995      1740.05     12-May      1529.44     22-Nov      1605.30      -5.5%
1996      2165.92     30-Dec      1602.81      2-Jan      2164.50      34.8%
1997      3781.31     29-Dec      2165.57      2-Jan      3757.27      73.6%

Lisbon Stock Exchange.

         Stock prices began to rise sharply in 1997 when it became likely that Portugal might be included in the early admittance to EMU. The rise has continued and on March 26, the day after the European Commission recommended Portugal's inclusion in EMU, the BVL 30 was 5556.77 or 47.9% above the close of 1997.

         The Oporto Stock Exchange has recently launched the PSI-20 which is made up of the 20 most representative Portuguese official market issues. It aims to serve a reliable benchmark for the national equity market and to facilitate the introduction of derivatives based on a single indicator for the equity market.

         Most Actively Traded Stock. The ten most actively traded stocks on the official market in 1997 are shown below. These ten stocks accounted for 73% of trading on the official market.

                                               No of Shares       Value of Trading
                                                (Millions)    (Mil Esc.)   (Mil. US$)
Portugal Telecom                                    100        692,198       3,948
EDP-Nominativas                                     140        446,148       2,545
BCP Nom. e Porta. Reg                                95        312,992       1,785
CIMPOR-Cim.Port.SGPS-Nom                             69        285,910       1,631
Telecel-Com.Pessoais-Nom                             17        240,688       1,373
Banco Espirito Santao (BESCL)Nom Port.Reg            38        161,935         924
Sonae Invest.-SGPS                                   23        150,396         858
Banco Portugues de Investimentos (BPI)               37        124,434         710
Banco Totta & Acores (BTA)-Nom.Port.Reg.             40        122,265         697
Jeronimo Martins & Filho-SGPS                         9         91,630         523
Total of above                                      567      2,628,596      14,994

Grand Total                                       1,001      3,598,606      20,527

Percent of Grand Total                            56.6%          73.0%       73.0%

Bolsa De Valores De Lisboa:  Nota Informative 1997

         Price-to-earnings and price-to-book ratios and dividend yields of Portuguese stocks in the Internal Finance Corporation's Global Indexes are as follows:

                                           PORTUGAL:  IFC GLOBAL INDEX
                                       P/E Ratio     P/BV Ratio     Dividend Yield %

                                 1987        22.6        5.4              1.3
                                 1988        18.0        3.7              1.3
                                 1989        19.0        3.4              1.9
                                 1990        11.8        1.7              2.7
                                 1991        10.9        1.3              3.7
                                 1992         9.0        1.0              4.7
                                 1993        18.0        1.7              2.9
                                 1994        20.3        1.8              3.2
                                 1995        14.8        1.4              3.3
                                 1996        18.1        1.7              2.3
                                 1997

                             IFC:  Emerging Markets Data Base, and
                             Morgan Stanley Capital International,
                             December 1997.

         Equity Market Trading. Listed securities for both exchanges are divided into three sections. The "Market With Official Quotations" section allows for the listing of bonds, shares and other securities which meet certain specific requirements established by the Securities Market Commission, the most important of which being a significantly diversified shareholding. The "Second Market" section and the "Market

Without Official Quotation" section include the securities of issuers that do not satisfy the requirements for listing on the Market with Official Quotations.

         Prior to 1991, all shares were traded by an open-outcry procedure; prices were fixed once or twice a day at the market-clearing price for all bids and offers tendered. The Official Market, created in July 1991, is a nationwide market in which most Portuguese securities having the greatest market capitalization are listed.

         In September 1991, the Continuous Trading System, designed to provide automatic execution of orders and continuous trading through Tradis, a computerized trading system, was introduced. As of December 31, 1995, all of the 77 equity securities listed on the "Market With Official Quotations" were traded through the Continuous Trading System. All other securities continue to trade by the traditional open-outcry procedure, but it is currently planned that they will be gradually introduced to the Continuous Trading System.

         The Continuous Trading System linked the Stock Exchanges prior to the closure of the Oporto Stock Exchange. The principal feature of the Continuous Trading System is the computerized matching of buy and sell orders based, first, on matching sales price and, second, on the time of entry of the order. Each order is executed as soon as a matching order is entered, but can be modified or canceled up to execution.

         From 9:00 a.m. to 10:00 a.m. on each trading day (from Monday to Friday excluding public holidays), an opening market clearing price is established for each security on the Continuous Trading System based on the bids and offers outstanding.

         On any trading day, such opening price may not change more than 30% from the most recent closing price. If a security has not traded within the immediately preceding four trading days, the opening price will be fixed by the market without restriction. Computer matched trading then proceeds on the Continuous Trading System from 10:00 a.m. until 4:00 p.m. During such time, each price may not change more than 5% from the prior executed price without a temporary suspension to reset the market-clearing price.

         At present, there are no official market makers or independent specialists in the Continuous Trading System and therefore orders to buy or sell in excess of corresponding orders to sell or buy will not be executed.

         Only selected brokers and dealers may effect stock exchange transactions. The market is served by 12 dealers, who may buy and sell for their own accounts and eight brokers. All trades on the Lisbon Stock Exchange, including through the Continuous Trading System, must be placed through a brokerage or a dealer firm. Stock prices are quoted directly in Escudos per share. Any trading of stock listed on the Continuous Trading System that takes place off-the-market (i.e., those shares that are not traded during the 10:00 a.m. to 4:00 p.m. trading hours referred to above) must be cleared through financial institutions.

         Pursuant to Portuguese law, dividends are paid to shareholders of record as of the date established for payment. In order to effect such payment by means of Portugal's book-entry clearance and settlement system, under current practice, trading of Shares will be suspended for the four business days preceding any such dividend payment date.

         Clearing and Settlement. One of the most important aspects of the reform of the Portuguese securities market has been the creation of the Central de Valores Mobiliarios (the "CVM"), the Portuguese central securities depositary, the creation of the Sistema de Liquidcao de Ambito Nacional (the "National Clearing and Settlement System"). Both organizations are owned and managed by Interbolsa, a non-profit organization owned by the Stock Exchange Associations of Lisbon and Oporto. The CVM provides a system for the registration and control of securities, including custody of certificates of securities and registration of book-entry securities.

         The National Clearing and Settlement System is currently the most commonly used clearing and settlement system in Portugal. Under this system, the broker inputs trade information on Tradis, the nationwide computerized trading system. The custodian bank accepts the trade, at the latest, one day after the date of the trade, becoming the legal party to the transaction until it settles. At the end of the third day after the trade, the electronic book-entry for the transfer of the securities takes place in the books of the Bank of Portugal (the "Central Bank"). This physical settlement is provisional until financial settlement takes place on the morning of the fourth day after the trade. The net amount due to or from each participant's account with the Central Bank is posted to the closing balance of the previous day. Under Portuguese law, physical and financial settlement of a trade of a security must take place before any further transaction with respect to such security may be effected. Accordingly, short selling is not permitted.

         Listing of Equity Securities. In order to be eligible for listing on the Lisbon Stock Exchange --Market with Official Quotations, companies are required to meet certain requirements.

         General Requirements:

         - the company must comply with all the rules and regulations to which it is subject, including its own memorandum and articles of incorporation;

         - the company's annual accounts for the three years preceding the listing must have been published;

         -        the company must have at least two years of activity;

         -        the securities must be freely transferable, and

         -        the listing must include all the securities of the same kind.

         Specific requirements for shares.

         - the expected market capitalization must be at least Escudos 500 million;

         -        25% of the shares must be held by the public; and

         - the company must have an adequate financial and economic position.

PORTUGUESE EXCHANGE RATES, EXCHANGE CONTROL AND OTHER POLICIES AFFECTING SECURITY HOLDERS

         Official buying and selling rates for major trading and certain other specified currencies are fixed daily by the Bank of Portugal in consultation with the banks authorized to conduct foreign exchange business.

         Since January 1, 1993, there have been no exchange controls imposed on the Escudo by the Portuguese Government. In connection with certain currency transactions, some formal requirements must be fulfilled and specific information must be supplied, in certain cases, to the Bank of Portugal.

         Foreign investors may freely invest in shares of Portuguese companies and need no prior verification or authorization with the Portuguese authorities. In certain cases, information reporting to the supervisory authorities is required. Some non-European Union regulated entities, such as banks, financial companies and insurance companies, need prior authorization from the Portuguese authorities to operate in Portugal.

         As Portuguese regulations conform with EU's second Banking Coordination Directive (86/646) and the Investment Services Directive, N(degree)93/22/CE, any financial institution incorporated in and authorized to conduct business in another member state of the EU will be permitted to conduct business in Portugal.

         Monetary and Banking System. Portuguese banking and monetary policy is administered by the Bank of Portugal, a public law entity that operates as Portugal's autonomous central bank. Except in its performance of public functions, the Bank of Portugal's relations with third parties is governed by private law and its actions are subject to the civil and commercial law codes.

         Among other responsibilities, the Bank of Portugal is responsible for determining and executing monetary policy with the main purpose of attaining price stability (not being subject to instruction from the Government), maintaining, administering and managing foreign exchange and precious metal reserves of Portugal, promoting stability, good performance and operation of the financial payment system, issuing Portuguese currency, rendering treasury services to the Portuguese treasury and rendering services related to public debt to the State.

         In addition, the Bank of Portugal exercises, general supervisory control over all Portuguese credit institutions (including Banks) and financial companies and may issue regulations concerning financial activities.

             IV. SPAIN AND PORTUGAL AND THE EUROPEAN MONETARY UNION

         Both Spain and Portugal signed the Accession Treaty to the European Economic Community (EEC) in 1985 and became full members on January 1, 1986. EEC membership has provided a framework to facilitate the implementation of structural reforms needed to modernize their economies and provide for European integration. In 1989, the government of Spain took the Peseta into the European Monetary System (EMS) and in 1992, the government of Portugal took the escudo into the EMS. Structural reforms and progress in both countries on reducing inflation and their government deficits have meant that their admission to the European Monetary Union (EMU) at its start on January 1, 1999 has become increasingly likely.

         On February 25, 1998, the government of Portugal submitted figures to the European Commission showing that Portugal complies with the criteria for joining EMU. The government stated that its budget deficit fell to a low of 2.45% of GDP in 1997, down from 5.8% in 1996. It also announced inflation of 1.9% and a public debt of 62% of GDP. At the same time the Spanish government submitted figures showing that its public deficit was 2.6% of GDP, down from 4.6% in 1996 and 7.3% in 1993. Public debt, although above the objective of 60% of GDP, had come down from 70.1% to 68.3%. Inflation was reported to have been just over 2% in 1997, down from 4.3% in 1996.

         The following tables show how interest rates in Spain and Portugal have converged to core EU rates.

                        NOMINAL SHORT-TERM INTEREST RATES

                       1992        1993         1994        1995        1996         1997
                       ----        ----         ----        ----        ----         ----
Belgium                9.4%        8.2%         5.7%        4.7%        3.2%         3.4%
Germany                9.5%        7.2%         5.3%        4.5%        3.3%         3.3%
France                10.4%        8.6%         5.9%        6.6%        3.9%         3.5%
Netherlands            9.4%        6.9%         5.2%        4.4%        3.0%         3.3%
PORTUGAL              16.2%       13.3%        11.1%        9.8%        7.4%         5.7%
SPAIN                 13.3%       11.7%         8.0%        9.4%        7.5%         5.4%

                            NOMINAL LONG-TERM INTEREST RATES

                      1992        1993         1994        1995         1996         1997
                      ----        ----         ----        ----         ----         ----
Belgium                8.6%        7.2%         7.8%        7.5%        6.3%         5.6%
Germany                8.0%        6.4%         6.9%        6.8%        6.1%         5.5%
France                 8.6%        6.7%         7.3%        7.5%        6.5%         5.7%
Netherlands            7.1%        6.3%         6.9%        6.9%        6.5%         5.8%
PORTUGAL              15.4%        9.5%        10.4%       11.5%        8.6%         6.4%
SPAIN                 12.2%       10.1%        10.1%       11.3%        8.2%         5.8%

European Commission:  Annual Economic Report for 1997:290, 292
OECD:  Main Economic Indicators, Feb, 1998:43

         The following tables show government deficits and gross debt as a percent of Gross Domestic Product.

                 GENERAL GOVERNMENT DEFICIT AS A PERCENT OF GDP

                       1992        1993         1994        1995        1996         1997
                       ----        ----         ----        ----        ----         ----
Belgium               -7.2%       -7.4%        -5.1%       -4.1%       -3.4%        -2.7%
Germany               -3.3%       -2.8%        -2.4%       -3.5%       -4.0%         3.0%
France                -4.1%       -5.6%        -5.6%       -4.8%       -4.1%        -3.0%
Netherlands           -3.9%       -3.2%        -3.4%       -4.0%       -2.4%        -2.3%
PORTUGAL              -3.6%       -6.9%        -5.8%       -5.1%       -4.0%        -2.9%
SPAIN                 -3.6%       -6.8%        -6.3%       -6.6%       -4.4%        -3.0%

European Commission:  1997  Broad Economic Policy Guidelines:214

          GENERAL GOVERNMENT CONSOLIDATED GROSS DEBT AS PERCENT OF GDP

                       1992        1993         1994        1995        1996         1997
                       ----        ----         ----        ----        ----         ----
Belgium               130.6       136.8        134.8       133.5       130.0        126.7
Germany                44.1        48.2         50.4        58.1        60.7         61.8
France                 39.6        45.6         48.4        52.8        56.2         57.9
Netherlands            79.6        80.5         77.3        79.6        78.5         76.2
PORTUGAL               60.7        64.3         66.7        66.4        65.6         62.0
SPAIN                  48.3        60.5         63.0        65.7        70.1         68.3

European Commission:  1997  Broad Economic Policy Guidelines:214

         On March 25, 1998, the European Commission reported that all 11 candidates, including Spain and Portugal, seeking admission to EMU had met the Maastricht convergence criteria and the European Monetary Institute concurred, although it stressed the challenges that lie ahead. It will not, however, be known definitely whether either Spain or Portugal will join EMU until May 1-3, 1998 when the EU heads of government and Finance Ministers will decide the actual membership, announce ERM central rates used to fix bilateral conversion rates under EMU and nominate the head of the European Central Bank (ECB).

         Whether or not the two countries join EMU, there are likely to be periods of uncertainty and confusion. There would be disappointment if they do not join, and recognition of potential risks if they do. The loss of an independent monetary policy under EMU may complicate government policy if economic trends in all of the countries are not synchronized. Spain and Portugal, countries that have had periods of high inflation, may be particularly vulnerable.

                                     PART B

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                    SUBJECT TO COMPLETION DATED MAY 1, 1998

                      SCUDDER SPAIN AND PORTUGAL FUND, INC.

                       Statement of Additional Information
                                  ___ __, 1998

Merger of The Growth Fund of Spain, Inc.,       With and into Scudder Spain and Portugal Fund,
222 South Riverside Plaza                       Inc., 345 Park Avenue
Chicago, Illinois  60606                        New York, New York  10154

This Statement of Additional Information is available to the stockholders of The Growth Fund of Spain, Inc. (the "Growth Fund of Spain") in connection with a proposed transaction whereby The Growth Fund of Spain will be merged with and into the Scudder Spain and Portugal Fund, Inc. (the "Spain and Portugal Fund") in accordance with the General Corporation Law of the State of Maryland.

This Statement of Additional Information of the Spain and Portugal Fund consists of this cover page, the information contained herein, and the following documents, each of which has been filed electronically and is incorporated by reference herein:

(1) Annual Report for the Spain and Portugal Fund for the fiscal year ended September 30, 1997, including audited financial statements, notes to the audited financial statements, and report of the independent auditors.

(2) Annual Report for the Growth Fund of Spain for the fiscal year ended November 30, 1997, including audited financial statements, notes to the audited financial statements, and report of the independent auditors.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated _________ __, 1998 relating to the Merger may be obtained by writing to either Fund c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154 or by calling Scudder Investor Services at (800) 854-8525. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                                TABLE OF CONTENTS

TAX CONSIDERATIONS ..............................................

FINANCIAL STATEMENTS ............................................

                               TAX CONSIDERATIONS

         Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of each Fund's shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         Tax Status of the Fund. Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to stockholders, if at least 90% of each Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

         A distribution will be treated as paid on December 31 of a calendar year if it is declared by the applicable Fund in October, November or December of that year with a record date in such a month and paid by the applicable Fund during January of the following year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Market Discount. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

         Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

         Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

         Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by such Fund, and losses realized by such Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that such Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

         Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Constructive Sales. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

         Currency Fluctuations - Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of such Fund's investment company taxable income available to be distributed to its stockholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to stockholders, rather than as an ordinary dividend, reducing each stockholder's basis in his or her Fund shares.

         Passive Foreign Investment Companies. Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Distributions. Distributions of investment company taxable income are taxable to a U.S. stockholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate stockholder, to the extent such dividends are attributable to dividends received by a Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to stockholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the applicable Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a stockholder has held Fund shares.

         Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the stockholder.

         If a Fund retains its net capital gains in any taxable year, the Fund may elect to treat such amounts as having been distributed to stockholders. As a result, stockholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

         Dispositions of Fund Shares. Upon a redemption, sale or exchange of shares of a Fund, a stockholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands, and the rate of tax will depend upon the stockholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a stockholder holds Fund shares for six months or less and during that period receives a distribution taxable to the stockholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

         If, within 90 days after purchasing Fund shares with a sales charge, a stockholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the stockholder may not take the original sales charge into account in determining the stockholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the stockholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

         Backup Withholding. Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to stockholders if (1) the stockholder fails to furnish the applicable Fund with the stockholder's correct taxpayer identification number or social security number, (2) the IRS notifies the stockholder or the Fund that the stockholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the stockholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the stockholder's federal income tax liability.

         Other Tax Issues. Distributions may be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. Non-U.S. stockholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

         Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker-dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                              FINANCIAL STATEMENTS

         The Spain and Portugal Fund's Annual Report for the fiscal year ended September 30, 1997 and the Growth Fund of Spain's Annual Report for the fiscal year ended November 30, 1997, each including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. The Funds will furnish a copy of the Annual Reports without charge by calling 800-349-4281 from within the United States or 01-617-295-3079 from outside the United States.

PRO FORMA FINANCIAL STATEMENTS

         The following tables set forth the unaudited pro forma condensed balance sheet and unaudited pro forma condensed income statement of the Funds as of and for the period ending March 31, 1998 and as adjusted to give effect to the Merger.

PRO FORMA FINANCIAL INFORMATION


                        PRO FORMA CONDENSED BALANCE SHEET
                        AS OF MARCH 31, 1998 (UNAUDITED)

                                                                                              ACQUIRING
                                              ACQUIRING      ACQUIRED                           FUND
                                                FUND           FUND         PRO FORMA           (AS
                                              (ACTUAL)       (ACTUAL)      ADJUSTMENTS         ADJUSTED)
                                             ------------   -----------    -----------       ------------
Investments, at value......................  $127,034,603    $385,811,911                     $512,846,514
Cash and foreign currency, at value........     1,753,513       3,116,172                        4,869,685
Other assets less liabilities..............       (42,987)        247,956   (21,903,196)(1)    (21,698,227)
Net assets.................................  $128,745,129    $389,176,039   (21,903,196)(1)   $496,017,972
Shares Outstanding.........................     6,511,154      16,530,293     4,717,261 (2)     27,758,708
Net asset value per share:.................        $19.77          $23.54                           $17.87

----------
(1) See note (1) to Pro Forma Capitalization table contained in the Fund's Joint Proxy Statement-Prospectus as to time of the Merger. Assumes distributions of ordinary income and capital gains, and accrual of estimated Merger related expenses of $1,000,000.

(2) See note (3) to Pro Forma Capitalization table contained in the Fund's Joint Proxy Statement-Prospectus. Based on the issuance of 21,247,554 additional Acquiring Fund Shares and the cancellation of 16,530,293 Acquired Fund Shares.

                      PRO FORMA CONDENSED INCOME STATEMENT
            FOR THE 12 MONTH PERIOD ENDED MARCH 31, 1998 (UNAUDITED)

                                                  ACQUIRING     ACQUIRED      PRO FORMA      ACQUIRING
                                                    FUND          FUND       ADJUSTMENTS        FUND
                                                  (ACTUAL)      (ACTUAL)         (2)       (AS ADJUSTED)
                                                 -----------   -----------   -----------   -------------
Investment Income:
 Dividend income..............................    $2,045,740   $ 6,385,118     $      --    $  8,430,858
 Interest income..............................        39,431       481,468            --         520,899
                                                  ----------    ----------      --------     -----------
          Total Investment Income.............     2,085,171     6,866,586            --       8,951,757
  Expenses
     Management and Administrative fees.......     1,264,645     3,074,697      (214,852)      4,124,490
     All other expenses.......................       578,805       717,241      (465,148)        830,898
                                                  ----------    ----------      --------     -----------
          Total expenses......................     1,843,450     3,791,938      (680,000)      4,955,388
                                                  ----------    ----------      --------     -----------
Net investment income (loss)..................       241,721     3,074,648       680,000       3,996,369
                                                  ----------    ----------      --------     -----------
Net Realized and Unrealized Gain (Loss)
  on Investments:
  Net realized gain (loss) from investments
    and foreign currency related transactions..   21,754,432     24,229,610           --      45,984,042
  Net unrealized appreciation (depreciation)
    of investments and foreign currency
    related transactions......................    32,694,762    132,297,051           --     164,991,813
                                                  ----------    -----------     --------    ------------
Net increase in net assets from operations.....  $54,690,915   $159,601,309    $ 680,000    $214,972,224
                                                  ==========    ===========     ========    ============

----------
(1) The Acquiring Fund commenced operations on April 20, 1988. The Acquired Fund commenced operations on February 14, 1990.

(2) Represents estimated reduction in operating expenses, including management and adminstrative fees, directors' fees, stockholder services, audit, legal, custodian, stock exchange and report printing.

SCUDDER SPAIN AND PORTUGAL FUND AND THE GROWTH FUND OF SPAIN
COMBINING INVESTMENT PORTFOLIOS
AS OF MARCH 31, 1998

                              SCUDDER
                              SPAIN AND        THE GROWTH
                              PORTUGAL          FUND OF
                                FUND             SPAIN               COMBINED
                               SHARES            SHARES               SHARES
MONEY MARKET INSTRUMENT - 0.8%
                                              ESP 656,542,562        ESP 656,542,562

COMMON STOCKS 99.2%
PORTUGAL  10.4%
CONSUMER DISCRETIONARY 0.5%
                                26,445                                        26,445
                                47,000                                        47,000

CONSUMER STAPLES 1.1%
                               126,250                                       126,250
                                 6,950                                         6,950

COMMUNICATIONS 1.6%
                               158,300                                       158,300

FINANCIAL  4.0%
                               146,300                                       146,300
                               146,300                                       146,300
                                66,630                                        66,630
                               113,200                                       113,200
                                81,330                                        81,330
                                84,000                                        84,000
                                48,000                                        48,000
                                52,500                                        52,500

MEDIA 0.0%
                                20,000                                        20,000

CONSTRUCTION 1.7%
                                70,500                                        70,500
                                91,060                                        91,060
                                76,200                                        76,200
                               177,620                                       177,620
                                32,500                                        32,500

TRANSPORTATION 0.5%
                                53,000                                        53,000

UTILITIES 1.0%
                               207,290                                       207,290
                                10,000                                        10,000

SPAIN 88.8%
CONSUMER DISCRETIONARY 2.5%
                                60,849                                        60,849

                                                  SCUDDER
                                                 SPAIN AND        THE GROWTH
                                                  PORTUGAL         FUND OF       COMBINED
                                                    FUND            SPAIN         MARKET
                                               MARKET VALUE($)  MARKET VALUE($)  VALUE($)
    Banco Exterior Internacional, 5.27%, 4/98                      4,181,400    4,181,400
                                               -------------------------------------------
                                                            0      4,181,400    4,181,400
                                               -------------------------------------------
    Modelo Continente-SGPS,S.A.                     2,066,439                   2,066,439
    Lusotur-Sociedade Financeira de Turismo           725,292                     725,292
                                               -------------------------------------------
                                                    2,791,731              0    2,791,731
                                               -------------------------------------------
    Jeronimo Martins SA                             5,194,019                   5,194,019
    Jeronimo Martins SA Warrants(expire 9/15/03)      337,682                     337,682
                                               -------------------------------------------
                                                    5,531,701              0    5,531,701
                                               -------------------------------------------
    Portugal Telecom SA                             8,235,613                   8,235,613
                                               -------------------------------------------
                                                    8,235,613              0    8,235,613
                                               -------------------------------------------
    Banco Comercial Portugues                       4,724,713                   4,724,713
    Banco Comercial Portugues Rights                  468,347                     468,347
    Banco Espirito Santo                            3,079,020                   3,079,020
    Banco Pinto & Sotto Mayor, SA                   2,809,823                   2,809,823
    Banco Portugues do Investimento                 3,129,068                   3,129,068
    Banco Totta e Acores                            3,114,233                   3,114,233
    Espirito Santo Financial Holdings (ADR)         1,257,000                   1,257,000
    Cia. de Seguros Mundial Confiance, SA           1,698,244                   1,698,244
                                               -------------------------------------------
                                                   20,280,448              0   20,280,448
                                               -------------------------------------------
    TVI Televisao Independente                         25,350                      25,350
                                               -------------------------------------------
                                                       25,350              0       25,350
                                               -------------------------------------------
    Cimentos de Portugal SA                         2,484,906                   2,484,906
    Corticeira Amorim SPGS                          1,394,634                   1,394,634
    Semapa Cement SA                                2,333,688                   2,333,688
    Engil-SGPS                                      2,062,775                   2,062,775
    Mota e Companhia, SA                              660,813                     660,813
                                               -------------------------------------------
                                                    8,936,816              0    8,936,816
                                               -------------------------------------------
    Brisa-Auto Estradas de Portugal SA              2,421,178                   2,421,178
                                               -------------------------------------------
                                                    2,421,178              0    2,421,178
                                               -------------------------------------------
    Electricidade de Portugal                       4,811,405                   4,811,405
    Electricidade de Portugal (ADR)                   467,500                     467,500
                                               -------------------------------------------
                                                    5,278,905              0    5,278,905
                                               -------------------------------------------
    Adolfo Dominguez SA                             2,066,819                   2,066,819

                              SCUDDER
                              SPAIN AND      THE GROWTH
                              PORTUGAL        FUND OF
                                FUND           SPAIN         COMBINED
                               SHARES          SHARES         SHARES
                                27,500           50,000         77,500
                                76,450                          76,450
                                51,600                          51,600
                                   120                             120
                                35,000                          35,000

CONSUMER STAPLES 3.5%
                                67,000           15,000         82,000
                                                590,000        590,000
                                16,300                          16,300
                                                 60,000         60,000

COMMUNICATIONS 10.6%
                                                525,000        525,000
                               190,900          850,000      1,040,900

FINANCIAL  29.6%
                                                 70,800         70,800
                                                205,000        205,000
                               147,300          985,000      1,132,300
                               145,040          375,000        520,040
                               145,040          375,000        520,040
                                                 22,238         22,238
                                                 20,000         20,000
                                49,900          207,751        257,651
                               138,300                         138,300
                                                220,000        220,000

SERVICE INDUSTRIES 1.2%
                                57,708          402,415        460,123

ENERGY 4.4%
                                89,030          350,000        439,030

METALS & MINERALS 6.2%
                                13,600           65,000         78,600
                                                 42,329         42,329
                                                 20,000         20,000
                                                273,355        273,355

UTILITIES 20.5%
                                                122,443        122,443
                                              1,075,000      1,075,000
                                                 51,944         51,944
                               306,190        1,000,000      1,306,190
                                                319,184        319,184
                                37,370          220,000        257,370

                                                  SCUDDER
                                                 SPAIN AND        THE GROWTH
                                                  PORTUGAL         FUND OF       COMBINED
                                                    FUND            SPAIN         MARKET
                                               MARKET VALUE($)  MARKET VALUE($)  VALUE($)
Aldeasa SA                                          974,382      1,770,531    2,744,913
Centros Comerciales Continente SA                 1,807,478                   1,807,478
Cortefiel SA                                      1,241,333                   1,241,333
Sonae Imobiliaria SA                                  1,762                       1,762
Tele Pizza SA                                     5,152,307                   5,152,307
                                            --------------------------------------------
                                                 11,244,081      1,770,531   13,014,612
                                            --------------------------------------------
Baron de Ley SA                                   1,671,584        372,576    2,044,160
Centros Commerciales Pryca                                      10,897,048   10,897,048
Tabacalera SA                                     1,830,270                   1,830,270
Vidrala, S.A.                                                    2,942,394    2,942,394
                                            --------------------------------------------
                                                  3,501,854     14,212,018   17,713,872
                                            --------------------------------------------
Autopistas Concesionaria (ACESA)                                 8,693,437    8,693,437
Compania Telefonica Nacional de Espana SA         8,418,481     37,461,389   45,879,870
                                            --------------------------------------------
                                                  8,418,481     46,154,826   54,573,307
                                            --------------------------------------------
Alba                                                             9,581,887    9,581,887
Argentaria                                                      16,972,901   16,972,901
Banco Bilbao Vizcaya                              6,918,181     46,234,118   53,152,299
Banco Central Espanol                             4,649,192     12,013,183   16,662,375
Banco Central Espanol Rights                        114,612        296,150      410,762
Banco de Andalucia                                               5,183,650    5,183,650
Banco Pastor, S.A.                                               2,406,140    2,406,140
Banco Popular Espanol                             4,846,266     20,045,395   24,891,661
Banco Santander SA                                6,892,085                   6,892,085
Bankinter                                                       15,552,654   15,552,654
                                            --------------------------------------------
                                                 23,420,336    128,286,078  151,706,414
                                            --------------------------------------------
Prosegur Cia de Seguridad SA                        742,864      5,177,074    5,919,938
                                            --------------------------------------------
                                                    742,864      5,177,074    5,919,938
                                            --------------------------------------------
Repsol SA                                         4,544,547     17,854,982   22,399,529
                                            --------------------------------------------
                                                  4,544,547     17,854,982   22,399,529
                                            --------------------------------------------
Acerinox SA                                       2,236,044     10,668,089   12,904,133
Azkoyen                                                          6,146,554    6,146,554
Azkoyen Nuevas                                                   2,904,181    2,904,181
Zardoya Otis                                                     9,871,177    9,871,177
                                            --------------------------------------------
                                                  2,236,044     29,590,001   31,826,045
                                            --------------------------------------------
Cantabrico                                                       5,988,996    5,988,996
Compania Sevillana de Electricidad                              12,665,987   12,665,987
Electricas Reunidas de Zaragoza                                  2,348,835    2,348,835
Empresa Nacional de Electricidad SA               7,365,965     24,042,289   31,408,254
Fuerzas Electricas de Cataluna                                   3,313,505    3,313,505
Gas Natural SDG, SA                               2,333,839     13,591,058   15,924,897

                              SCUDDER
                              SPAIN AND      THE GROWTH
                              PORTUGAL        FUND OF
                                FUND           SPAIN         COMBINED
                               SHARES          SHARES         SHARES
                                                 57,000         57,000
                                45,000        1,200,000      1,245,000
                               134,500          625,000        759,500

CONSTRUCTION 10.3%
                                21,500                          21,500
                                53,600          376,132        429,732
                                                 27,650         27,650
                                                 47,500         47,500
                                69,197                          69,197
                                                445,709        445,709

                                                  SCUDDER
                                                 SPAIN AND        THE GROWTH
                                                  PORTUGAL         FUND OF       COMBINED
                                                    FUND            SPAIN         MARKET
                                               MARKET VALUE($)  MARKET VALUE($)  VALUE($)
    Gas y Electricidad (GESA)                                      4,610,388    4,610,388
    Iberdrola SA                                      683,947     18,227,558   18,911,505
    Union Electrica Fenosa SA                       1,778,534      8,259,561   10,038,095
                                               -------------------------------------------
                                                   12,162,285     93,048,177  105,210,462
                                               -------------------------------------------
    Abengoa SA                                      1,918,175                   1,918,175
    Fomento de Construcciones y Contratas           2,835,075     19,882,786   22,717,861
    Grupo Acciona                                                  5,564,691    5,564,691
    Inmobiliaria Metropolitana Vasco Central                       2,858,803    2,858,803
    OCP Construcciones SA                           2,509,119                   2,509,119
    Vallehermoso                                                  17,230,544   17,230,544
                                               -------------------------------------------
                                                    7,262,369     45,536,824   52,799,193
                                               -------------------------------------------
    TOTAL PORTFOLIO - 100.0%                      127,034,603    385,811,911  512,846,514
                                               -------------------------------------------

                                     PART C


                                OTHER INFORMATION


Item 15. Indemnification

         A policy of insurance covering Scudder Kemper Investments, Inc., its affiliates, and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

         Article Eleventh of the Registrant's Articles of Incorporation states as follows:

         ELEVENTH: Indemnification of Directors and Officers

                  A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director of officer, except to the extent such exemption for liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended.

                  No amendment, modification or repeal of this Article Eleventh shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal at the time of such amendment, modification or repeal.

         Article IX of Registrant's By-Laws states as follows:

                          INDEMNIFICATION AND INSURANCE

                  Section 1. Indemnification of Officer, Directors, Employees and Agents.

                  The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"). by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the maximum extent permitted by the laws of the State of Maryland. Notwithstanding the foregoing, the following provisions shall apply with respect to indemnification of the Corporation's Directors, officers, and, except as may otherwise be provided by an agreement, investment adviser (as defined in the Investment Company Act of 1940, as amended) and principal underwriter:

                  I. Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any such person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct").

                  II. The Corporation shall not indemnify any such person unless:

                           A. the court or other body before which the Proceeding was brought (i) dismisses the proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                           B. absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940, as amended, nor parties to the proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above, so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                  III. Expenses (including attorneys' fees) incurred in defending a Proceeding involving any such person will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                           A. such person shall provide adequate security for his undertaking;

                           B. the Corporation shall be insured against losses arising by reason of such advance; or

                           C. a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940, as amended, nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found entitled to indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Articles of Incorporation, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

             Item 16.      Exhibits

                  1. Articles of Incorporation of the Registrant, dated August 25, 1997, as amended November 28, 1989 and July 23, 1997. Filed herewith.

                  2. By-laws of the Registrant dated November 10, 1988, as amended, January 12, 1995, October 30, 1996 and September 26, 1997. Filed herewith.

                  3.       Not Applicable.

                  4. Form of Merger Agreement and Plan of Reorganization. Filed herewith.

                  5.       Not Applicable.

                  6. Investment Advisory, Management and Administration Agreement between the Registrant and Scudder Kemper Investments, Inc., dated December 31, 1997. Filed herewith.

                  7.       Not Applicable.

                  8.       Not Applicable.

                  9.(a)(1) Custodian Agreement between the Registrant and
                           Brown Brothers Harriman & Co., dated March 14, 1996, as amended. Filed herewith.

                    (a)(2) Amendment to the Custodian Agreement dated September
                           29, 1997. Filed herewith.

                    (a)(3) Fee schedule for Exhibit 9(a)(1).  Filed herewith.

                    (b)(1) Master Subcustodian Agreement between Brown Brothers
                           Harriman & Co. and Banco Esprito Santa y Comercial, Lisbon, Portugal, dated April 26, 1989. Filed herewith.

                    (b)(2) Amendment to the Master Subcustodian agreement dated
                           February 23, 1994. Filed herewith.

                    (c)(1) Foreign Custody Agreement between Brown Brothers
                           Harriman & Co. and Banco Santander, Madrid, Spain, dated December 14, 1988. Filed herewith.

                  10.      Not Applicable

                  11. (a) Opinion and Consent of Dechert Price & Rhoads. To be filed by pre-effective amendment to this Registration Statement.

                  (b) Consent of Vedder, Price, Kaufman & Kammholz. To be filed by pre-effective amendment to this Registration Statement.

                  (c) Opinion and consent of Venable, Baetjer and Howard, LLP. To be filed by pre-effective amendment to this Registration Statement.

                  (d) Opinion and consent of Ballard Spahr Andrews & Ingersoll, LLP. To be filed by pre-effective amendment to this Registration Statement.

                  (e) Consent of Ropes & Gray. To be filed by pre-effective amendment to this Registration Statement.

              12. (a) Opinion and Consent of Dechert Price & Rhoads with respect to tax matters. To be filed by pre-effective amendment to this Registration Statement.

                  (b) Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. with respect to tax matters. To be filed by pre-effective amendment to this Registration Statement.

              13. (a)(1)   Registrar, Transfer Agency and Service
                           Agreement between the Registrant and State Street
                           Bank and Trust Company, dated April 12, 1988. Filed herewith.

                  (a)(2) Fee schedule for Registrar, Transfer Agency, and Service Agreement. Filed herewith.

                  (b) Fund Accounting Services Agreement between the Registrant and Scudder Fund Accounting Corporation dated December 21, 1995. Filed herewith.

                  (c) Shareholder Servicing Agreement between the Registrant and Scudder Services Corporation dated June 16, 1994. Filed herewith.

              14. (a)      Consent of Ernst & Young LLP. Filed herewith.

                  (b)      Consent of Price Waterhouse LLP. Filed herewith.

                  (c) Consent of nominees for Board of Directors of the Registrant. Filed herewith.

              15.          Not Applicable

              16.          Powers of Attorney. Filed herewith.

              17.          (a) Form of proxy card for the Registrant.
                               Filed herewith.

                           (b) Form of proxy card for Growth Fund of Spain.
                               Filed herewith.

         Item 17.          Undertakings

                  (1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the day of April 29, 1998.

                                    Scudder Spain and Portugal Fund, Inc.

                                    By: *
                                       _______________________________________
                                        Nicholas Bratt, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                   TITLE                                    DATE
*                                         Chairman of the Board and Director
Daniel Pierce                                                                               April 29, 1998

*                                                        Director
Wilson Nolen                                                                                April 29, 1998

*                                                        Director
Richard M. Hunt                                                                             April 29, 1998

*                                                        Director
Rogerio C.S. Martins                                                                        April 29, 1998

*                                                        Director
Jose Pedro Perez Llorca                                                                     April 29, 1998

*                                         President (Principal Executive Officer)
Nicholas Bratt                                                                              April 29, 1998

*                                              Vice President, Treasurer and
Thomas F. McDonough                       Secretary (Principal Financial Officer)           April 29, 1998

*By:     /s/ Thomas F. McDonough                                April 29, 1998
         ---------------------------------
         Thomas F. McDonough**

**Attorney-in-fact pursuant to powers of attorney contained herein.

                                  EXHIBIT LIST

     Exhibits included in the Registration Statement of the Scudder Spain and Portugal Fund, Inc. on Form N-14 is filed with the Securities and Exchange Commission on May 1, 1998.


Exhibit No.              Exhibit
-----------              -------

1                        Articles of Incorporation of the Registrant, dated
                         August 25, 1997, amended November 28, 1989 and
                         July 23, 1997.

2 By-laws of the Registrant dated November 10, 1988, as amended, January 12, 1995, October 30, 1996 and
                         September 26, 1997.

4                        Form of Merger Agreement and Plan of Reorganization.

6                        Investment Advisory, Management and Administration
                         Agreement between the Registrant and Scudder Kemper
                         Investments, Inc., dated December 31, 1997.

9(a)(1)                  Custodian Agreement between the Registrant and Brown
                         Brothers Harriman & Co., dated March 14, 1996, as amended.

9(a)(2)                  Amendment to the Custodian Agreement dated September
                         29, 1997.

9(a)(3)                  Fee schedule for Exhibit 9(a)(1).

9(b)(1)                  Master Subcustodian Agreement between Brown Brothers
                         Harriman & Co. and Banco Esprito Santa y Comercial,
                         Lisbon, Portugal, dated April 26, 1989.

9(b)(2)                  Amendment to the Master Subcustodian agreement dated
                         February 23, 1994.

9(c)(1)                  Foreign Custody Agreement between Brown Brothers
                         Harriman & Co. and Banco Santander, Madrid, Spain, dated December 14, 1988.

13(a)(1) Registrar, Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust
                         Company, dated April 12, 1988.

13(a)(2)                 Fee schedule for Registrar, Transfer Agency, and
                         Service Agreement.

13(b)                    Fund Accounting Services Agreement between the
                         Registrant and Scudder Fund Accounting Corporation dated December 21, 1995.

13(c) Shareholder Servicing Agreement between the Registrant and Scudder Services Corporation dated June 16, 1994.

14(a)                    Consent of Ernst & Young LLP.

14(b)                    Consent of Price Waterhouse LLP.

14(c)                    Consent of nominees for Board of Directors.

16                       Powers of Attorney.

17(a)                    Form of proxy card for the Registrant.

17(b)                    Form of proxy card for Growth Fund of Spain.

